                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-05876

                          Lord Abbett Series Fund, Inc.
               (Exact name of Registrant as specified in charter)

                     90 Hudson Street, Jersey City, NJ 07302
                     ---------------------------------------
               (Address of principal executive offices) (zip code)

           Christina T. Simmons, Vice President & Assistant Secretary
                     90 Hudson Street, Jersey City, NJ 07302
                     ---------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 201-6984
                                                           --------------

Date of fiscal year end: 12/31

Date of reporting period: 6/30/05
                          -------

ITEM 1:         REPORT TO SHAREHOLDERS.

[LORD ABBETT LOGO]

                                      2005
                                   SEMIANNUAL
                                     REPORT

  LORD ABBETT SERIES FUND
    ALL  VALUE PORTFOLIO

  FOR  THE SIX-MONTH PERIOD ENDED JUNE 30, 2005

LORD ABBETT SERIES FUND - ALL VALUE PORTFOLIO
SEMIANNUAL REPORT
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of Lord Abbett Series Fund - All Value Portfolio's strategies and performance for the six-month period ended June 30, 2005. On this and the following pages, we discuss the major factors that influenced performance.

    Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow
ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: For most of the six-month period ended June 30, 2005, the U.S. economy showed signs of healthy growth. Consumer spending during the period grew slightly faster than its 30-year average, business spending expanded at near double-digit rates, while residential housing demand surged on continued declines in mortgage rates and corporate fundamentals remained strong. Although investor optimism waned in April 2005 as energy prices soared and the stock market relinquished some of its previous gains, economic trends again turned more positive in May 2005 and June 2005 as consumer confidence increased. The stock market rose in May 2005 and remained unchanged in June 2005. Overall, for the six-month period ended June 30, 2005, equities drifted marginally lower.

     Of greatest note, the Federal Reserve Board (the Fed) continued its measured pace of interest rate hikes, raising the fed funds rate in 0.25 percent increments in December 2004, February, March, May, and June of 2005, bringing the rate to 3.25 percent at the end of the six-month period ended June 30, 2005. The June 30, 2005, interest rate hike marked the ninth quarter-point increase since June 2004. (The fed funds rate is the interest rate charged by banks with excess reserves at a Federal Reserve Board district bank to other banks needing overnight loans to meet reserve requirements.)

     Longer-term rates, however, were less obliging, actually falling over the six-month period ended June 30, 2005, albeit with considerable volatility along the way. As yields on short-term maturities declined, the bellwether 10-year Treasury note began the period at 4.22 percent, dropped to 3.89 percent in early June 2005, and finished the period at 3.92 percent on June 30, 2005. As the difference between short-term rates and long-term rates diminished, the yield curve flattened. (The yield curve is a graphic representation of short-term versus long-term interest rates.)

     Meanwhile, broad stock indices finished calendar 2004 strong, but stumbled out of the gate in early 2005. By the end of first quarter 2005, the S&P 500(R) Index(1) had declined 2.2 percent, largely reflecting investors' concerns that rising oil and gas prices would hurt economic growth by cutting into corporate profits and dampening consumer spending. Even with an agreement among members of the Organization of Petroleum Exporting Countries (OPEC) to increase oil production, crude oil prices climbed to over $57 per barrel.

     Nonetheless, U.S. housing starts reached their highest reported level in 21 years, and the unemployment rate remained essentially unchanged at 5.1 percent through May 2005, except for a small uptick to 5.4 percent in February 2005. In June 2005, the unemployment rate declined to 5.0 percent.

     By April 2005, the Consumer Price Index (CPI) showed a slight upward bias. (The CPI is a commonly used measure of inflation, which reflects changes in the prices paid by urban consumers for a representative basket of goods and services.) In May 2005, the CPI decreased slightly, but then trended up again in June 2005.

     Also in April 2005, for the third consecutive month, the Consumer Confidence Index (CCI) declined. (Based on a representative sample of 5,000 households, the CCI measures consumer confidence about current business, employment, and economic conditions, as well as their expectations for the next six months.) However, this downward trend was interrupted in May and June 2005 with two consecutive increases in the CCI ending the six-month period on a positive note.

Q: HOW DID THE FUND PERFORM OVER THE SIX-MONTH PERIOD ENDED JUNE 30, 2005?

A: Lord Abbett Series Fund - All Value Portfolio returned -1.9 percent, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, during the six-month period ended June 30, 2005. The fund's benchmark, the Russell 3000(R) Value Index,(2) returned 1.7 percent in the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2005,
ARE: 1 YEAR: 8.02 PERCENT AND SINCE INCEPTION (APRIL 30, 2003): 17.68 PERCENT. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions, but does not include mortality and expense charges, any administrative policy charges, or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges. Certain expenses of the fund have been reimbursed by Lord Abbett; without such reimbursement of expenses, the fund's returns would have been lower.

     PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: An overweight position within the poor-performing materials and processing sector was the greatest detractor to fund performance relative to the benchmark for the six-month period ended June 30, 2005. The materials and processing sector includes companies in the business of producing or refining goods usually derived from natural resources, including chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products companies. A producer of paper, packaging, and forest products and an aluminum products producer performed poorly because of slowing demand in first quarter calendar 2005 as energy prices rose. In addition, a specialty chemical manufacturer underperformed owing to its acquisition of a European company and decreased demand in the manufacturer's end market. Stock selection within the producer durables sector also took away from performance relative to the benchmark. Producer durables include industrials and capital goods used in the production of other goods, such as industrial buildings, machinery, and equipment. A machinery manufacturer underperformed owing to a slowdown in orders and an agricultural equipment company underperformed based on concerns about declining farm income.

     Stock selection and an overweight position within the other energy sector was the largest contributor to fund performance relative to the benchmark. The portfolio benefited from its emphasis on oil service companies, such as land drilling holdings. It also was helped by an oil and gas producer, which outperformed based on higher pricing for its commodities. In addition, strong stock selection within the consumer discretionary sector aided performance relative to the benchmark. This sector includes stocks within the consumer durables, apparel, media, hotel, and leisure industries. Two retail holdings produced strong returns owing to a merger of the two companies, and a large book retailer reported good performance for the six-month period ended June 30, 2005.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

     A PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT A FUND, INCLUDING ITS INVESTMENT OBJECTIVES, RISKS, CHARGES, AND ONGOING EXPENSES, THAT AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. This popular index includes a representative sample of leading companies in leading industries.
(2) The Russell 3000(R) Value Index measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index also are members of either the Russell 1000(R) Value or the Russell 2000(R) Value indices.

Indices are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION
The views of the fund's management and the portfolio holdings described in this report are as of June 30, 2005; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the fund, please see the fund's prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 through June 30, 2005).

     The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

ACTUAL EXPENSES

     The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 1/1/05 - 6/30/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5.0% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5.0% hypothetical example with the 5.0% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                           BEGINNING      ENDING     EXPENSES
                                            ACCOUNT       ACCOUNT   PAID DURING
                                             VALUE         VALUE      PERIOD+
                                           ----------   ----------  -----------
                                                                     1/1/05 -
                                             1/1/05       6/30/05     6/30/05
                                           ----------   ----------  -----------
Actual                                     $ 1,000.00   $   981.40  $      5.65
Hypothetical (5% Return Before Expenses)   $ 1,000.00   $ 1,019.09  $      5.76

+ Expenses are equal to the fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
JUNE 30, 2005

SECTOR                        %*
Auto & Transportation        3.87%
Consumer Discretionary       8.17%
Consumer Staples             3.16%
Financial Services          10.40%
Healthcare                   7.72%
Integrated Oils              5.73%
Materials & Processing      15.85%
Other                        7.78%
Other Energy                 6.23%
Producer Durables            6.88%
Short-Term Investment       11.25%
Technology                   7.85%
Utilities                    5.11%
Total                      100.00%

*    Represents percent of total investments.

SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 2005

                                                                           VALUE
INVESTMENTS                                                  SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS 91.52%

ADVERTISING AGENCY 0.73%
Interpublic Group of
Cos., Inc. (The)*                                             9,000     $    110
                                                                        --------

AEROSPACE 0.78%
Ladish Co., Inc.*                                             8,500           85
Moog Inc. Class A*                                            1,050           33
                                                                        --------
TOTAL                                                                        118
                                                                        --------

AIR TRANSPORTATION 1.26%
AMR Corp.*                                                    6,400           78
Continental Airlines,
Inc. Class B*                                                 2,700           36
Frontier Airlines, Inc.*                                      7,500           77
                                                                        --------
TOTAL                                                                        191
                                                                        --------

ALUMINUM 0.44%
Alcoa, Inc.                                                   2,570           67
                                                                        --------

AUTO COMPONENTS 0.32%
Modine Manufacturing Co.                                      1,500           49
                                                                        --------

AUTO PARTS: AFTER MARKET 0.30%
Commercial Vehicle
Group, Inc.*                                                  1,900           34
Genuine Parts Co.                                               300           12
                                                                        --------
TOTAL                                                                         46
                                                                        --------

AUTO PARTS: ORIGINAL EQUIPMENT 0.49%
Dana Corp.                                                    4,900           74
                                                                        --------

BANKS: NEW YORK CITY 0.59%
Bank of New York Co.,
Inc. (The)                                                    1,800           52
JPMorgan Chase & Co.                                          1,056           37
                                                                        --------
TOTAL                                                                         89
                                                                        --------

BANKS: OUTSIDE NEW YORK CITY 4.53%
Bank of America Corp.                                         4,700     $    214
Cullen/Frost Bankers, Inc.                                    4,900          233
Mellon Financial Corp.                                        2,700           77
TCF Financial Corp.                                           1,300           34
Wachovia Corp.                                                1,325           66
Wells Fargo & Co.                                             1,000           62
                                                                        --------
TOTAL                                                                        686
                                                                        --------

BEVERAGE: SOFT DRINKS 1.81%
PepsiCo, Inc.                                                 5,100          275
                                                                        --------

BIOTECHNOLOGY RESEARCH &
PRODUCTION 0.76%
Baxter Int'l., Inc.                                           3,100          115
                                                                        --------

BUILDING: MATERIALS 1.14%
Hughes Supply, Inc.                                           3,400           96
Simpson Manufacturing
Co., Inc.                                                     2,500           76
                                                                        --------
TOTAL                                                                        172
                                                                        --------

CHEMICALS 4.15%
Cabot Corp.                                                   2,200           73
Cytec Industries, Inc.                                        1,740           69
E.I. du Pont de
Nemours & Co.                                                 6,200          267
Eastman Chemical Co.                                            910           50
OM Group, Inc.*                                                 700           17
Praxair, Inc.                                                 3,275          153
                                                                        --------
TOTAL                                                                        629
                                                                        --------

COMMUNICATIONS TECHNOLOGY 3.86%
ADC
Telecommunications, Inc.*                                     2,300           50
Avaya, Inc.*                                                  9,700           81
McAfee, Inc.*                                                 7,000          183
Motorola, Inc.                                               11,800          215
Tellabs, Inc.*                                                6,400           56
                                                                        --------
TOTAL                                                                        585
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                                           VALUE
INVESTMENTS                                                  SHARES        (000)
--------------------------------------------------------------------------------
COMPUTER SERVICES SOFTWARE &
SYSTEMS 2.78%
Cadence Design
Systems, Inc.*                                               13,700     $    187
Microsoft Corp.                                               9,400          234
                                                                        --------
TOTAL                                                                        421
                                                                        --------

COMPUTER TECHNOLOGY 0.59%
UNOVA, Inc.*                                                  3,400           90
                                                                        --------

CONSUMER PRODUCTS 0.34%
Gillette Co. (The)                                            1,035           52
                                                                        --------

CONTAINERS & PACKAGING: METAL &
GLASS 0.60%
Crown Holdings, Inc*                                          6,400           91
                                                                        --------

CONTAINERS & PACKAGING: PAPER &
PLASTIC 0.88%
Pactiv Corp.*                                                 6,150          133
                                                                        --------

DIVERSIFIED FINANCIAL SERVICES 2.46%
Citigroup, Inc.                                               5,800          268
Merrill Lynch & Co., Inc.                                     1,900          105
                                                                        --------
TOTAL                                                                        373
                                                                        --------

DIVERSIFIED MANUFACTURING 0.82%
Ball Corp.                                                    1,900           68
Hexcel Corp.*                                                 3,300           56
                                                                        --------
TOTAL                                                                        124
                                                                        --------

DRUG & GROCERY STORE CHAINS 1.45%
CVS Corp.                                                     2,500           73
Kroger Co. (The)*                                             7,700          146
                                                                        --------
TOTAL                                                                        219
                                                                        --------

DRUGS & PHARMACEUTICALS 7.06%
GlaxoSmithKline plc ADR                                       4,100          199
Mylan Laboratories Inc.                                       9,100          175
Novartis AG ADR                                               5,800          275
Pfizer, Inc.                                                  5,300          146
Schering-Plough Corp.                                         3,230           61
Wyeth                                                         4,800          214
                                                                        --------
TOTAL                                                                      1,070
                                                                        --------

ELECTRICAL EQUIPMENT &
COMPONENTS 1.04%
Emerson Electric Co.                                          2,500     $    157
                                                                        --------

ELECTRONICS 0.86%
Vishay Intertechnology,
Inc.*                                                        11,000          131
                                                                        --------

ELECTRONICS: INSTRUMENTS, GAUGES &
METERS 0.09%
Itron, Inc.*                                                    300           13
                                                                        --------

ENGINEERING & CONTRACTING
SERVICES 0.34%
Jacobs Engineering Group,
Inc.*                                                           900           51
                                                                        --------

ENTERTAINMENT 1.52%
Viacom, Inc. Class B                                          2,700           87
Walt Disney Co. (The)                                         5,690          143
                                                                        --------
TOTAL                                                                        230
                                                                        --------

FOREST PRODUCTS 0.59%
Georgia-Pacific Corp.                                         2,800           89
                                                                        --------

GOLD 2.29%
Newmont Mining Corp.                                          8,900          347
                                                                        --------

HOUSEHOLD FURNISHINGS 0.55%
Ethan Allen Interiors Inc.                                    2,500           84
                                                                        --------

IDENTIFICATION CONTROL & FILTER
DEVICES 2.57%
Hubbell, Inc.                                                 2,500          110
IDEX Corp.                                                      800           31
Parker Hannifin Corp.                                         4,000          248
                                                                        --------
TOTAL                                                                        389
                                                                        --------

INSURANCE: MULTI-LINE 1.10%
CIGNA Corp.                                                     400           43
Markel Corp.*                                                    60           20
Safeco Corp.                                                  1,900          103
                                                                        --------
TOTAL                                                                        166
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                                           VALUE
INVESTMENTS                                                  SHARES        (000)
--------------------------------------------------------------------------------
MACHINERY: AGRICULTURAL 0.83%
Deere & Co.                                                   1,905     $    125
                                                                        --------

MACHINERY: ENGINES 0.39%
Briggs & Stratton Corp.                                       1,700           59
                                                                        --------

MACHINERY: INDUSTRIAL/SPECIALTY 0.52%
Illinois Tool Works Inc.                                        360           29
Woodward Governor Co.                                           600           50
                                                                        --------
TOTAL                                                                         79
                                                                        --------

MACHINERY: OIL WELL EQUIPMENT &
SERVICES 5.30%
Baker Hughes Inc.                                             1,750           90
Grant Prideco, Inc.*                                          6,100          161
Halliburton Co.                                               2,800          134
Helmerich & Payne, Inc.                                       2,330          109
Key Energy Services, Inc.*                                    5,300           64
Patterson-UTI Energy, Inc.                                    2,800           78
Schlumberger Ltd.(a)                                          2,200          167
                                                                        --------
TOTAL                                                                        803
                                                                        --------

MACHINERY: SPECIALTY 0.27%
JLG Industries, Inc.                                          1,500           41
                                                                        --------

MEDICAL & DENTAL INSTRUMENTS &
SUPPLIES 0.13%
Bausch & Lomb Inc.                                              245           20
                                                                        --------

METAL FABRICATING 2.61%
Quanex Corp.                                                  4,100          217
Shaw Group, Inc. (The)*                                       2,200           47
Timken Co. (The)                                              5,700          132
                                                                        --------
TOTAL                                                                        396
                                                                        --------

MILLING: FRUIT & GRAIN PROCESSING 1.04%
Archer Daniels Midland Co.                                    7,400          158
                                                                        --------

MISCELLANEOUS EQUIPMENT 0.51%
W.W. Grainger, Inc.                                           1,400           77
                                                                        --------

MISCELLANEOUS MATERIALS &
PROCESSING 0.08%
Rogers Corp.*                                                   290     $     12
                                                                        --------

MULTI-SECTOR COMPANIES 8.02%
Carlisle Cos., Inc.                                           3,400          233
Eaton Corp.                                                   2,670          160
General Electric Co.                                         13,000          451
Honeywell Int'l., Inc.                                        1,700           62
Trinity Industries, Inc.                                      6,000          192
Tyco Int'l., Ltd.(a)                                          4,000          117
                                                                        --------
TOTAL                                                                      1,215
                                                                        --------

OFFICE FURNITURE & BUSINESS
EQUIPMENT 0.11%
Xerox Corp.*                                                  1,240           17
                                                                        --------

OIL: CRUDE PRODUCERS 1.12%
EOG Resources, Inc.                                           1,170           66
Grey Wolf, Inc.*                                             14,000          104
                                                                        --------
TOTAL                                                                        170
                                                                        --------

OIL: INTEGRATED DOMESTIC 0.92%
GlobalSantaFe Corp.                                           3,425          140
                                                                        --------

OIL: INTEGRATED INTERNATIONAL 4.98%
Chevron Corp.                                                 2,000          112
Exxon Mobil Corp.                                            11,200          643
                                                                        --------
TOTAL                                                                        755
                                                                        --------

PAINTS & COATINGS 0.26%
Valspar Corp. (The)                                             800           39
                                                                        --------

PAPER 0.63%
Bowater, Inc.                                                   500           16
International Paper Co.                                       1,800           55
MeadWestvaco Corp.                                              900           25
                                                                        --------
TOTAL                                                                         96
                                                                        --------

PUBLISHING: MISCELLANEOUS 1.27%
R.R. Donnelley & Sons Co.                                     5,600          193
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (UNAUDITED)(CONCLUDED)
JUNE 30, 2005

                                                                           VALUE
INVESTMENTS                                                  SHARES        (000)
--------------------------------------------------------------------------------
RADIO & TV BROADCASTERS 0.24%
Westwood One, Inc.                                            1,800     $     37
                                                                        --------

RAILROADS 0.44%
Union Pacific Corp.                                           1,040           67
                                                                        --------

REAL ESTATE INVESTMENT TRUSTS 1.17%
Host Marriott Corp.                                          10,120          177
                                                                        --------

RESTAURANTS 0.96%
Brinker Int'l., Inc.*                                         3,600          144
Yum! Brands, Inc.                                                30            2
                                                                        --------
TOTAL                                                                        146
                                                                        --------

RETAIL 2.33%
Barnes & Noble, Inc.*                                         1,595           62
Federated Department
Stores, Inc.                                                    940           69
Foot Locker, Inc.                                             2,400           65
May Department
Stores Co.                                                    2,400           96
Pier 1 Imports, Inc.                                          4,300           61
                                                                        --------
TOTAL                                                                        353
                                                                        --------

SAVINGS & LOAN 0.70%
Webster Financial Corp.                                       2,265          106
                                                                        --------

SECURITIES BROKERAGE & SERVICES 0.18%
Raymond James Financial,
Inc.                                                          1,000           28
                                                                        --------

SERVICES: COMMERCIAL 0.46%
Sabre Holdings Corp.
Class A                                                       2,200           44
Waste Management, Inc.                                          880           25
                                                                        --------
TOTAL                                                                         69
                                                                        --------
SHOES 0.02%
NIKE, Inc. Class B                                               40            3
                                                                        --------

STEEL 0.49%
Steel Dynamics, Inc.                                          2,800           74
                                                                        --------

TRANSPORTATION MISCELLANEOUS 0.18%
United Parcel Service, Inc.
Class B                                                         400           28
                                                                        --------

TRUCKERS 1.00%
Heartland Express, Inc.                                       3,000     $     58
Werner Enterprises, Inc.                                      4,700           93
                                                                        --------
TOTAL                                                                        151
                                                                        --------
UTILITIES: CABLE TV & RADIO 1.37%
Comcast Corp. Class A*                                        6,950          208
                                                                        --------

UTILITIES: ELECTRICAL 2.19%
Ameren Corp.                                                  2,080          115
CMS Energy Corp.*                                             8,640          130
NiSource, Inc.                                                3,500           87
                                                                        --------
TOTAL                                                                        332
                                                                        --------

UTILITIES: TELECOMMUNICATIONS 1.71%
Verizon Communications,
Inc.                                                          7,500          259
                                                                        --------
TOTAL COMMON STOCKS
(Cost $13,502,010)                                                        13,869
                                                                        ========

                                                          PRINCIPAL
                                                             AMOUNT
                                                              (000)
                                                          ---------
SHORT-TERM INVESTMENT 11.60%

REPURCHASE AGREEMENT 11.60%

Repurchase Agreement
dated 6/30/2005,
2.45% due 7/1/2005
with State Street
Bank & Trust Co.
collateralized by
$1,800,000 of Federal
National Mortgage Assoc.
at zero coupon due 7/11/2005;
value: $1,797,750;
proceeds: $1,758,515
(Cost $1,758,396)                                          $  1,758        1,758
                                                                        ========
TOTAL INVESTMENTS IN SECURITIES 103.12%
(Cost $15,260,406)                                                        15,627
                                                                        ========
LIABILITIES IN EXCESS OF
OTHER ASSETS (3.12%)                                                        (473)
                                                                        --------
NET ASSETS 100.00%                                                      $ 15,154
                                                                        ========

  *  Non-income producing security
(a)  Foreign security traded in U.S. dollars
ADR  American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2005

ASSETS:
   Investment in securities, at value (cost $13,502,010)                 $    13,868,903
   Repurchase agreement, at cost and value                                     1,758,396
   Receivables:
     Interest and dividends                                                       10,435
     Investment securities sold                                                   35,615
     Capital shares sold                                                         369,768
     From advisor                                                                 28,250
----------------------------------------------------------------------------------------
   TOTAL ASSETS                                                               16,071,367
========================================================================================
LIABILITIES:
   Payables:
     Investment securities purchased                                             866,200
     Capital shares reacquired                                                         4
     Management fee                                                                8,144
     Fund administration                                                             434
     Directors' fees                                                                 459
   Accrued expenses and other liabilities                                         42,017
----------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                             917,258
========================================================================================
NET ASSETS                                                               $    15,154,109
========================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $    14,700,087
Undistributed net investment income                                               30,211
Accumulated net realized gain on investments                                      56,918
Net unrealized appreciation on investments                                       366,893
----------------------------------------------------------------------------------------
NET ASSETS                                                               $    15,154,109
========================================================================================
OUTSTANDING SHARES (50 MILLION SHARES OF COMMON STOCK
AUTHORIZED, $.001 PAR VALUE)                                                   1,106,772
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                            $         13.69
========================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2005

INVESTMENT INCOME:
Dividends                                                                $        72,324
Interest                                                                           9,831
Foreign withholding tax                                                             (404)
----------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                           81,751
----------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                    35,409
Shareholder servicing                                                             11,861
Professional                                                                      16,384
Reports to shareholders                                                           22,054
Fund administration                                                                1,888
Custody                                                                            8,970
Directors' fees                                                                      471
Other                                                                                 11
----------------------------------------------------------------------------------------
Gross expenses                                                                    97,048
   Expense reductions (See Note 7)                                                   (78)
   Expenses assumed by advisor (See Note 3)                                      (42,972)
----------------------------------------------------------------------------------------
NET EXPENSES                                                                      53,998
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                             27,753
========================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                                           74,863
Net change in unrealized appreciation (depreciation) on investments             (198,366)
========================================================================================
NET REALIZED AND UNREALIZED LOSS                                                (123,503)
========================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $       (95,750)
========================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           FOR THE SIX MONTHS
                                                                          ENDED JUNE 30, 2005   FOR THE YEAR ENDED
INCREASE IN NET ASSETS                                                            (UNAUDITED)    DECEMBER 31, 2004
OPERATIONS:
Net investment income                                                         $        27,753      $        23,102
Net realized gain (loss) on investments                                                74,863              (17,907)
Net change in unrealized appreciation (depreciation) on investments                  (198,366)             524,096
------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       (95,750)             529,291
==================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                       -              (20,730)
Net realized gain                                                                           -               (1,032)
------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                         -              (21,762)
==================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                                       9,207,532            6,127,677
Reinvestment of distributions                                                               -               21,762
Cost of shares reacquired                                                            (414,589)            (450,654)
------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                                  8,792,943            5,698,785
==================================================================================================================
NET INCREASE IN NET ASSETS                                                          8,697,193            6,206,314
==================================================================================================================
NET ASSETS:
Beginning of period                                                                 6,456,916              250,602
------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                                 $    15,154,109      $     6,456,916
==================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                                           $        30,211      $         2,458
==================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                         SIX MONTHS
                                                                            ENDED                          4/30/2003(c)
                                                                          6/30/2005       YEAR ENDED           TO
                                                                         (UNAUDITED)      12/31/2004       12/31/2003
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                                     $     13.95      $     12.10      $     10.00
                                                                         ===========      ===========      ===========
Investment operations:
  Net investment income(a)                                                       .04              .13              .04
  Net realized and unrealized gain (loss)                                       (.30)            1.77             2.48
                                                                         -----------      -----------      -----------
    Total from investment operations                                            (.26)            1.90             2.52
                                                                         -----------      -----------      -----------
Distributions to shareholders from:
  Net investment income                                                            -             (.05)            (.04)
  Net realized gain                                                                -                -(e)          (.38)
                                                                         -----------      -----------      -----------
    Total distributions                                                            -             (.05)            (.42)
                                                                         -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD                                           $     13.69      $     13.95      $     12.10
                                                                         ===========      ===========      ===========
Total Return(b)                                                                (1.86)%(d)       15.71%           25.33%(d)

RATIOS TO AVERAGE NET ASSETS:

  Expenses, including expenses assumed and expense reductions                    .56%(d)         1.14%             .77%(d)
  Expenses, excluding expenses assumed and expense reductions                   1.01%(d)         3.06%           22.10%(d)
  Net investment income                                                          .29%(d)          .99%             .35%(d)

                                                                         SIX MONTHS
                                                                            ENDED                          4/30/2003(c)
                                                                          6/30/2005       YEAR ENDED           TO
                                                                         (UNAUDITED)      12/31/2004       12/31/2003
-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
   Net assets, end of period (000)                                       $    15,154      $     6,457      $       251
   Portfolio turnover rate                                                     12.46%           19.19%           29.69%

(a)  Calculated using average shares outstanding during the period.
(b)  Total return assumes the reinvestment of all distributions.
(c)  Commencement of operations.
(d)  Not annualized.
(e)  Amount is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers All Value Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual fund, are generally allocated to the funds within the Company on a pro rata basis.

(f) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on the Fund's average daily net assets at an annual rate of .75%.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the fiscal year ending December 31, 2005, Lord Abbett has contractually agreed to limit the Fund's other expenses (excluding management fee) to an annual rate of .40% of average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the six months ended June 30, 2005, the Fund incurred expenses of $11,809 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the six months ended June 30, 2005 and for the fiscal year ended December 31, 2004 are as follows:

                                  SIX MONTHS
                             ENDED 6/30/2005    YEAR ENDED
                                 (UNAUDITED)    12/31/2004
----------------------------------------------------------
Distributions paid from:
Ordinary income                   $        -    $   21,762
Net long-term capital gains                -             -
----------------------------------------------------------
   Total distributions paid       $        -    $   21,762
==========================================================

As of June 30, 2005, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                             $   15,261,415
---------------------------------------------------
Gross unrealized gain                       751,834
Gross unrealized loss                      (385,950)
---------------------------------------------------
   Net unrealized security gain      $      365,884
===================================================

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2005 are as follows:

PURCHASES            SALES
---------------------------------
$  8,905,340         $  1,134,146

There were no purchases or sales of U.S. Government securities for the six months ended June 30, 2005.

6.   DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9.   INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity securities. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Large company value stocks, in which the Fund invests a significant portion of its assets, may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. Mid-cap and small-cap company stocks in which the Fund may invest may be more volatile and less liquid than large-cap stocks. The market may fail to recognize the intrinisic value of a particular value stock for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect the Fund's performance.

10.  SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

                                                   SIX MONTHS ENDED
                                                      JUNE 30, 2005           YEAR ENDED
                                                        (UNAUDITED)    DECEMBER 31, 2004
----------------------------------------------------------------------------------------
Shares sold                                                 674,142              476,269
Reinvestment of distributions                                     -                1,571
Shares reacquired                                           (30,387)             (35,539)
----------------------------------------------------------------------------------------
Increase                                                    643,755              442,301
----------------------------------------------------------------------------------------

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces the Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2005 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

APPROVAL OF ADVISORY CONTRACT

At a meeting on December 9, 2004, the Board, including all Directors who are not interested persons, considered whether to approve the continuation of the existing management agreement between the Fund, and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration.

The materials received by the Board as to the Fund included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2004, (2) information on the effective management fee rates and expense ratios for funds with similar objectives and similar size (the "peer group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the Fund's performance was in the third quintile of its peer group for the nine-month period, in the first quintile for the one-year period, and in the fourth quintile for the period since inception (April 30, 2003). The Board also noted that the Fund's performance was above that of the Lipper Multi-Cap Value Index for the nine-month and one-year periods, but below that of the Index since inception.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the Fund's contractual management and administrative services fees were approximately the same as the median of the peer group and that the actual advisory fee and administrative services fee together were approximately thirty basis points higher than the median of the peer group. The Board noted that Lord Abbett had implemented an expense cap for the Fund that limited all expenses other than management fees at forty basis points, so that the total expense ratio would be 1.15%, and the Fund's total expense ratio would be approximately three basis points above the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.


     [LORD ABBETT(R) LOGO]


        This report when not used for the general
            information of shareholders of the Fund is to be distributed only if preceded or accompanied by a current Fund Prospectus.

     Lord Abbett Mutual Fund shares are distributed by             Lord Abbett Series Fund, Inc.
                LORD ABBETT DISTRIBUTOR LLC                               All Value Portfolio                   LASFAV-3-0605
                                                                                                                      (08/05)

[LORD ABBETT LOGO]

                                      2005
                                   SEMIANNUAL
                                     REPORT

  LORD ABBETT SERIES FUND
    AMERICA'S VALUE PORTFOLIO


  FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005

LORD ABBETT SERIES FUND - AMERICA'S VALUE PORTFOLIO
SEMIANNUAL REPORT
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of Lord Abbett Series Fund - America's Value Portfolio's strategies and performance for the six-month period ended June 30, 2005. On this and the following pages, we discuss the major factors that influenced performance.

    Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A. For most of the six-month period ended June 30, 2005, the U.S. economy showed signs of healthy growth. Consumer spending during the period grew slightly faster than its 30-year average, business spending expanded at near double-digit rates, residential housing demand surged on continued declines in mortgage rates, and corporate fundamentals remained strong. Although investor optimism waned in April 2005 as energy prices soared and the stock market relinquished some of its previous gains, economic trends again turned more positive in May 2005 and June 2005 as consumer confidence increased. The stock market rose in May 2005 and remained unchanged in June 2005. Overall, for the six-month period ended June 30, 2005, equities drifted marginally lower.

    Of greatest note, the Federal Reserve Board (the Fed) continued its measured pace of interest rate hikes, raising the fed funds rate in 0.25 percent increments in December 2004, February, March, May, and June 2005, bringing the rate to 3.25 percent at the close of the six-month period ended June 30, 2005. The June 30, 2005, interest rate hike marked the ninth quarter-point increase since June 2004. (The fed funds rate is the interest rate charged by banks with excess reserves at a Federal Reserve Board district bank to other banks needing overnight loans to meet reserve requirements.)

    Longer-term rates, however, were less obliging, actually falling over the six-month period ended June 30, 2005, albeit with considerable volatility along the way. As yields on short-term maturities declined, the bellwether 10-year Treasury note began the period at 4.22 percent, dropped to 3.89 percent in early June 2005, and finished the period at 3.92 percent on June 30, 2005. As the difference between short-term rates and long-term rates diminished, the yield curve flattened. (The yield curve is a graphic representation of short-term versus long-term interest rates.)

    Meanwhile, broad stock indices finished calendar 2004 strong, but stumbled out of the gate in early 2005. By the end of first quarter 2005, the S&P 500(R) Index(1) had declined 2.2 percent, largely reflecting investors' concerns that rising oil and gas prices would hurt economic growth by cutting into corporate profits and dampening consumer spending. Even with an agreement among members of the Organization of Petroleum Exporting Countries (OPEC) to increase oil production, crude oil prices climbed to over $57 per barrel.

    Nonetheless, U.S. housing starts reached their highest reported level in 21 years, and the unemployment rate remained essentially unchanged at 5.1 percent through May 2005, except for a small uptick to 5.4 percent in February 2005. In June, the unemployment rate declined to 5.0 percent.

    By April 2005, the Consumer Price Index (CPI) showed a slight upward bias. (The CPI is a commonly used measure of inflation, which reflects changes in the prices paid by urban consumers for a representative basket of goods and services.) In May 2005, the CPI decreased slightly, but then trended up again in June 2005.

    Also in April 2005, for the third consecutive month, the Consumer Confidence Index (CCI) declined. (Based on a representative sample of 5,000 households, the CCI measures consumer confidence about current business, employment, and economic conditions, as well as their expectations for the next six months.) However, this downward trend was interrupted in May and June 2005 with two consecutive increases in the CCI ending the six-month period on a positive note.

Q: HOW DID THE FUND PERFORM OVER THE SIX-MONTH PERIOD ENDED JUNE 30, 2005?

A. Lord Abbett Series Fund - America's Value Portfolio returned 0.8 percent, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, during the six-month period ended June 30, 2005. The fund's benchmark, the S&P 500(R) Index,(1) returned -0.8 percent in the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2005, ARE: 1
YEAR: 11.75 PERCENT AND SINCE INCEPTION (APRIL 30, 2003): 18.61 PERCENT. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions, but does not include mortality and expense charges, any administrative policy charges, or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges. Certain expenses of the fund have been reimbursed by Lord Abbett; without such reimbursement of expenses, the fund's returns would have been lower.

    PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF

FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

    NOTE: America's Value Portfolio is not a balanced fund and has the capability to adjust equity and fixed-income allocations, based on relative value in the market and the investment team's proprietary fundamental research.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

EQUITY PORTION

A: The positive contributor to fund performance relative to the benchmark for the six-month period ended June 30, 2005, was stock selection within the consumer discretionary sector. The consumer discretionary sector includes stocks within the consumer durables, apparel, media, hotel, and leisure industries. A leading retail department store holding outperformed owing to receiving a merger offer from a competitor. A direct seller of premium plastic goods also contributed strong returns as it continued to execute an operating turnaround. In addition, a global dealer in professional tools, diagnostics, and equipment performed well in response to the appointment of a new CEO and investor anticipation of an operating turnaround. Strong stock selection and an underweight position within the financials sector also aided fund performance relative to the benchmark. An emphasis on insurance holdings had a positive effect on fund performance. Insurance companies performed better than banks and other interest rate-sensitive financial holdings. Since the financial sector posted overall weaker performance during this period, the portfolio's underweight position was also a positive factor.

    An underweight position within the strong-performing healthcare sector was the largest detractor to performance relative to the benchmark for the six-month period. Also, stock selection within the consumer staples sector hurt performance relative to the benchmark. Consumer staples companies include those that produce or sell regularly consumed goods, such as food, beverages, tobacco, and household products. A grocery store chain holding suffered owing to disappointing quarterly earnings and lowered profit guidance.

    THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

BOND PORTION

A. In a volatile market, the bond component of the fund remained focused on the identification of individual credits that offered the potential for positive total returns, based on above-average income and improving trends, and that were available at good relative valuations. In addition, the fund's flexibility permitted a strategic allocation of assets as market opportunities changed, particularly in the high-yield bond market.

    High-yield bonds typically benefit from some of the same factors that drive equity market performance, including moderate economic growth, which supports the ability of the issuing companies to pay back debt. Accordingly, the post-election rally that boosted equity prices early in the six-month period ended June 30, 2005 also saw high-yield bond prices rise. Providing additional support in the high-yield market was investors' continued search for yield in a low interest-rate environment.

    Later, as concerns about economic growth increased and the bonds of the two largest issuers of corporate bonds appeared likely to be downgraded, conditions in the high-yield bond market deteriorated. Yield spreads widened, indicating a greater perception of risk. Before this trend was fully entrenched, the fund reduced its exposure to the high-yield market by nearly half.

    For the six-month period ended June 30, 2005, high-yield bonds detracted only slightly from performance relative to the benchmark. Had the portfolio's exposure been larger, the negative affect on fund performance might have been greater. Of those high-yield bonds remaining in the portfolio, holdings in industrial and auto parts companies detracted from performance. Contributing to performance were the credits of chemical, wireless telephone, retail, healthcare, and gaming companies.

    The portfolio's holdings in convertible securities outperformed those of the benchmark, but detracted from fund performance overall, as investors worried about increased rate hikes from the Fed. Rising rates would hurt the bond option of these hybrid (bond/equity) securities. Among the convertible securities detracting from fund performance were those of media and pharmaceutical companies. Adding to performance were holdings in utilities and select insurance companies, reflecting investors' renewed preference for large, stable companies exhibiting growth in profitability.

    Also adding to performance in the period were positions in high-grade investment bonds, such as mortgage-backed securities and the credits of a financial services arm of a major auto manufacturer.

    THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

    A PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT A FUND, INCLUDING ITS INVESTMENT OBJECTIVES, RISKS, CHARGES, AND ONGOING EXPENSES, THAT AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. This popular index includes a representative sample of leading companies in leading industries. The index is unmanaged, does not reflect the deduction of fees or expenses, and is not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the fund's management and the portfolio holdings described in this report are as of June 30, 2005; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the fund, please see the fund's prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, EACH FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

EXPENSE EXAMPLE

    As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 through June 30, 2005).

    The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

ACTUAL EXPENSES

    The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 1/1/05 - 6/30/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5.0% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5.0% hypothetical example with the 5.0% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                 BEGINNING        ENDING        EXPENSES
                                                  ACCOUNT        ACCOUNT       PAID DURING
                                                   VALUE          VALUE          PERIOD+
                                                   -----          -----          -------
                                                                                 1/1/05 -
                                                  1/1/05         6/30/05         6/30/05
                                                  ------         -------         -------
Actual                                          $  1,000.00    $   1,008.00    $      5.73
Hypothetical (5% Return Before Expenses)        $  1,000.00    $   1,019.09    $      5.76

+ Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
JUNE 30, 2005

SECTOR                          %*
Consumer Discretionary        15.96%
Consumer Staples               5.39%
Energy                         7.07%
Financials                    19.89%
Healthcare                     4.05%
Industrials                   10.88%
Information Technology         1.04%
Materials                     14.52%
Short-Term Investment          6.30%
Telecommunication Services     5.33%
Utilities                      9.57%
Total                        100.00%

*  Represents percent of total investments.

SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 2005

                                                                                                       SHARES
INVESTMENTS                                                                                             (000)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 96.96%

COMMON STOCKS 68.99%

AEROSPACE & DEFENSE 0.18%
Northrop Grumman Corp.                                                                                      1   $        75,029
                                                                                                                ---------------

AUTO COMPONENTS 1.83%
Dana Corp.                                                                                                 52           774,516
                                                                                                                ---------------

CHEMICALS 7.63%
Crompton Corp.*                                                                                            44           626,845
Dow Chemical Co. (The)                                                                                     14           623,420
Eastman Chemical Co.                                                                                       15           832,765
Monsanto Co.                                                                                               12           723,005
Mosaic Co. (The)*                                                                                          27           424,788
                                                                                                                ---------------
TOTAL                                                                                                                 3,230,823
                                                                                                                ---------------

COMMERCIAL SERVICES & SUPPLIES 4.05%
R.R. Donnelley & Sons Co.                                                                                  25           869,652
ServiceMaster Co.                                                                                          63           845,540
                                                                                                                ---------------
TOTAL                                                                                                                 1,715,192
                                                                                                                ---------------

COMMUNICATIONS EQUIPMENT 0.62%
Avaya, Inc.*                                                                                               32           264,618
                                                                                                                ---------------

CONTAINERS & PACKAGING 0.84%
Ball Corp.                                                                                                 10           356,004
                                                                                                                ---------------

DIVERSIFIED TELECOMMUNICATION SERVICES 4.54%
PanAmSat Holding Corp.                                                                                     44           896,287
SBC Communications, Inc.                                                                                   43         1,026,000
                                                                                                                ---------------
TOTAL                                                                                                                 1,922,287
                                                                                                                ---------------

ELECTRIC UTILITIES 6.29%
Ameren Corp.                                                                                               18           962,220
Northeast Utilities                                                                                        40           838,572
Puget Energy, Inc.                                                                                         37           862,722
                                                                                                                ---------------
TOTAL                                                                                                                 2,663,514
                                                                                                                ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                                                                       SHARES
INVESTMENTS                                                                                             (000)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES 2.67%
GlobalSantaFe Corp.                                                                                        10   $       395,760
Halliburton Co.                                                                                            16           736,428
                                                                                                                ---------------
TOTAL                                                                                                                 1,132,188
                                                                                                                ---------------

FOOD & STAPLES RETAILING 1.11%
Albertson's, Inc.                                                                                          23           469,436
                                                                                                                ---------------

FOOD PRODUCTS 3.50%
Archer Daniels Midland Co.                                                                                  3            64,140
H.J. Heinz Co.                                                                                             24           828,828
Kellogg Co.                                                                                                13           591,052
                                                                                                                ---------------
TOTAL                                                                                                                 1,484,020
                                                                                                                ---------------

GAS UTILITIES 2.20%
NiSource, Inc.                                                                                             38           932,321
                                                                                                                ---------------

HOTELS, RESTAURANTS & LEISURE 0.89%
McDonald's Corp.                                                                                           14           377,400
                                                                                                                ---------------

HOUSEHOLD DURABLES 5.66%
Newell Rubbermaid, Inc.                                                                                    34           808,176
Snap-on Inc.                                                                                               18           620,830
Tupperware Corp.                                                                                           41           967,518
                                                                                                                ---------------
TOTAL                                                                                                                 2,396,524
                                                                                                                ---------------

INDUSTRIAL CONGLOMERATES 0.92%
Hubbell, Inc.                                                                                               9           388,080
                                                                                                                ---------------

INSURANCE 5.73%
ACE Ltd.(a)                                                                                                 8           376,740
Allstate Corp.                                                                                              3           191,200
Lincoln National Corp.                                                                                     10           483,276
Max Re Capital Ltd.(a)                                                                                      3            68,700
PartnerRe Ltd.(a)                                                                                           5           328,542
Safeco Corp.                                                                                               11           576,004
XL Capital Ltd. Class A(a)                                                                                  5           401,868
                                                                                                                ---------------
TOTAL                                                                                                                 2,426,330
                                                                                                                ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                                                                       SHARES
INVESTMENTS                                                                                             (000)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS 0.46%
Foot Locker, Inc.                                                                                           7   $       195,984
                                                                                                                ---------------

MACHINERY 2.49%
CNH Global N.V.(a)                                                                                          4            68,004
Cummins, Inc.                                                                                               6           425,277
Ingersoll-Rand Co. Ltd. Class A(a)                                                                          3           206,915
Timken Co. (The)                                                                                           15           353,430
                                                                                                                ---------------
TOTAL                                                                                                                 1,053,626
                                                                                                                ---------------

MEDIA 0.97%
Clear Channel Communications, Inc.                                                                         13           411,369
                                                                                                                ---------------

METALS & MINING 0.14%
Metal Management, Inc.                                                                                      3            58,050
                                                                                                                ---------------

MULTI-LINE RETAIL 1.91%
May Department Stores Co.                                                                                  20           807,216
                                                                                                                ---------------

OIL & GAS 3.02%
Chevron Corp.                                                                                              13           749,328
EOG Resources, Inc.                                                                                         4           198,800
Kerr-McGee Corp.                                                                                            4           329,125
                                                                                                                ---------------
TOTAL                                                                                                                 1,277,253
                                                                                                                ---------------

PAPER & FOREST PRODUCTS 2.89%
Georgia-Pacific Corp.                                                                                      20           648,720
MeadWestvaco Corp.                                                                                         21           577,624
                                                                                                                ---------------
TOTAL                                                                                                                 1,226,344
                                                                                                                ---------------

PHARMACEUTICALS 2.39%
Bristol-Myers Squibb Co.                                                                                   36           901,778
Mylan Laboratories, Inc.                                                                                    6           109,668
                                                                                                                ---------------
TOTAL                                                                                                                 1,011,446
                                                                                                                ---------------

REAL ESTATE INVESTMENT TRUSTS 3.24%
Health Care Property Investors, Inc.                                                                       24           635,440
Healthcare Realty Trust, Inc.                                                                              19           737,451
                                                                                                                ---------------
TOTAL                                                                                                                 1,372,891
                                                                                                                ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                                                                       SHARES
INVESTMENTS                                                                                             (000)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL 1.09%
Limited Brands, Inc.                                                                                        7   $       156,366
OfficeMax, Inc.                                                                                            10           303,654
                                                                                                                ---------------
TOTAL                                                                                                                   460,020
                                                                                                                ---------------

TRADING COMPANIES & DISTRIBUTORS 1.73%
Genuine Parts Co.                                                                                          18           731,402
                                                                                                                ---------------
TOTAL COMMON STOCKS (Cost $26,695,011)                                                                               29,213,883
                                                                                                                ===============

                                                                                                    PRINCIPAL
                                                                 INTEREST          MATURITY            AMOUNT
                                                                     RATE              DATE             (000)
                                                                 --------------------------------------------
CONVERTIBLE NOTES & BONDS 4.35%

AEROSPACE & DEFENSE 0.42%
Alliant Techsystems, Inc.                                            2.75%        2/15/2024   $            75            78,656
Armor Holdings, Inc.                                                 2.00%        11/1/2024               100            97,750
                                                                                                                ---------------
TOTAL                                                                                                                   176,406
                                                                                                                ---------------

BIOTECHNOLOGY 0.26%
Fisher Scientific Int'l., Inc.                                       2.50%        10/1/2023                75           109,969
                                                                                                                ---------------

COMMERCIAL SERVICES & SUPPLIES 0.40%
DST Systems, Inc.                                                   4.125%        8/15/2023               150           171,562
                                                                                                                ---------------

COMPUTERS & PERIPHERALS 0.19%
EMC Corp.                                                            4.50%         4/1/2007                75            79,500
                                                                                                                ---------------

ENERGY EQUIPMENT & SERVICES 0.61%
Hanover Compressor Co.                                               4.75%        1/15/2014               250           258,750
                                                                                                                ---------------

HOTELS, RESTAURANTS & LEISURE 0.74%
Hilton Hotels Corp.                                                 3.375%        4/15/2023               150           181,313
International Game Technology                                 Zero Coupon         1/29/2033               200           130,750
                                                                                                                ---------------
TOTAL                                                                                                                   312,063
                                                                                                                ---------------

MACHINERY 0.37%
AGCO Corp.                                                           1.75%       12/31/2033               150           155,625
                                                                                                                ---------------

MEDIA 0.18%
Liberty Media Corp. Class A                                          3.25%        3/15/2031               100            77,000
                                                                                                                ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                                                                    PRINCIPAL
                                                                 INTEREST          MATURITY            AMOUNT
INVESTMENTS                                                          RATE              DATE             (000)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
METALS & MINING 0.75%
Placer Dome, Inc.(a)                                                 2.75%       10/15/2023   $           300   $       319,125
                                                                                                                ---------------

PHARMACEUTICALS 0.16%
Watson Pharmaceuticals, Inc.                                         1.75%        3/15/2023                75            69,938
                                                                                                                ---------------

SEMICONDUCTOR EQUIPMENT &
PRODUCTS 0.08%
Cypress Semiconductor Corp.                                          1.25%        6/15/2008                30            31,875
                                                                                                                ---------------

SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT 0.07%
LSI Logic Corp.                                                      4.00%        5/15/2010                30            29,700
                                                                                                                ---------------

SOFTWARE 0.12%
Mentor Graphics Corp.                                               6.875%        6/15/2007                50            49,750
                                                                                                                ---------------
TOTAL CONVERTIBLE NOTES & BONDS (Cost $1,898,258)                                                                     1,841,263
                                                                                                                ===============

                                                                                                       SHARES
                                                                                                        (000)
                                                                                                       ------
CONVERTIBLE PREFERRED STOCKS 2.34%

ELECTRIC UTILITIES 0.73%
CMS Energy Corp.                                                     4.50%                                  3           245,250
FPL Group, Inc.                                                      8.00%                                  1            64,610
                                                                                                                ---------------
TOTAL                                                                                                                   309,860
                                                                                                                ---------------

FOOD & STAPLES RETAILING 0.24%
Albertson's, Inc.                                                    7.25%                                  4           100,665
                                                                                                                ---------------

INSURANCE 0.75%
Chubb Corp. (The)                                                    7.00%                                  3           107,984
Fortis Insurance N.V.+(a)(b)                                         7.75%                                 10           109,875
XL Capital Ltd.(a)                                                   6.50%                                  4           100,590
                                                                                                                ---------------
TOTAL                                                                                                                   318,449
                                                                                                                ---------------

MEDIA 0.62%
Emmis Communications Corp.                                           6.25%                                  2            83,660
Interpublic Group of Cos., Inc. (The)                               5.375%                                  4           179,600
                                                                                                                ---------------
TOTAL                                                                                                                   263,260
                                                                                                                ---------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $918,405)                                                                      992,234
                                                                                                                ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                                                                    PRINCIPAL
                                                                 INTEREST          MATURITY            AMOUNT
INVESTMENTS                                                          RATE              DATE             (000)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SPONSORED ENTERPRISES
PASS-THROUGHS 7.08%
Federal National Mortgage Assoc.                                     5.50%        11/1/2034   $           477   $       483,963
Federal National Mortgage Assoc.                                     6.00%         2/1/2034             1,453         1,490,712
Federal National Mortgage Assoc.                                     6.00%         8/1/2034               291           298,744
Federal National Mortgage Assoc.                                     6.00%         9/1/2034               207           212,728
Federal National Mortgage Assoc.                                     6.00%         2/1/2035               500           512,942
                                                                                                                ---------------
TOTAL GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (Cost $2,998,730)                                                2,999,089
                                                                                                                ===============

HIGH YIELD CORPORATE NOTES & BONDS 11.69%

AUTO COMPONENTS 0.39%
Accuride Corp.                                                       8.50%         2/1/2015                45            44,213
Cooper-Standard Automotive Inc.                                     8.375%       12/15/2014                60            47,700
Stanadyne Corp.                                                     10.00%        8/15/2014                75            71,250
                                                                                                                ---------------
TOTAL                                                                                                                   163,163
                                                                                                                ---------------

AUTO FINANCING 0.58%
Ford Motor Credit Co.                                               7.375%       10/28/2009               250           244,518
                                                                                                                ---------------

CHEMICALS 0.87%
Airgas, Inc.                                                         6.25%        7/15/2014                70            71,225
Crompton Corp.                                                      9.875%         8/1/2012               100           116,500
Equistar Chemicals, L.P.                                             7.55%        2/15/2026               125           116,563
Nalco Co.                                                           8.875%       11/15/2013                50            53,875
Terra Capital, Inc.                                                 11.50%         6/1/2010                10            11,450
                                                                                                                ---------------
TOTAL                                                                                                                   369,613
                                                                                                                ---------------

COMMERCIAL SERVICES & SUPPLIES 0.22%
Iron Mountain, Inc.                                                 6.625%         1/1/2016               100            93,000
                                                                                                                ---------------

COMMUNICATIONS EQUIPMENT 0.21%
Lucent Technologies Inc.                                             6.50%        1/15/2028               100            89,250
                                                                                                                ---------------

CONSUMER FINANCE 0.33%
General Motors Acceptance Corp.                                      7.25%         3/2/2011               150           140,809
                                                                                                                ---------------

CONTAINERS & PACKAGING 1.03%
Constar Int'l., Inc.                                                11.00%        12/1/2012                75            60,000
Crown Cork & Seal, Inc.                                             7.375%       12/15/2026               150           138,375
Graham Packaging Co., Inc.+                                         9.875%       10/15/2014                75            75,563
Rayovac Corp.                                                        8.50%        10/1/2013                75            78,750
Stone Container Finance Co. of Canada II(a)                         7.375%        7/15/2014                90            85,050
                                                                                                                ---------------
TOTAL                                                                                                                   437,738
                                                                                                                ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                                                                    PRINCIPAL
                                                                 INTEREST          MATURITY            AMOUNT
INVESTMENTS                                                          RATE              DATE             (000)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES 0.64%
Cincinnati Bell, Inc.+                                               7.00%        2/15/2015   $           225   $       221,062
Qwest Capital Funding, Inc.                                          7.90%        8/15/2010                50            50,000
                                                                                                                ---------------
TOTAL                                                                                                                   271,062
                                                                                                                ---------------

ENERGY EQUIPMENT & SERVICES 0.59%
Dynegy Holdings, Inc.                                               6.875%         4/1/2011               125           124,063
Hornbeck Offshore Services, Inc.                                    6.125%        12/1/2014               125           127,187
                                                                                                                ---------------
TOTAL                                                                                                                   251,250
                                                                                                                ---------------

FOOD & STAPLES RETAILING 0.53%
Rite Aid Corp.                                                      8.125%         5/1/2010               100           103,500
Stater Bros. Holdings Inc.                                          8.125%        6/15/2012               125           122,500
                                                                                                                ---------------
TOTAL                                                                                                                   226,000
                                                                                                                ---------------

FOOD PRODUCTS 0.20%
Chiquita Brands Int'l., Inc.                                         7.50%        11/1/2014                90            84,150
                                                                                                                ---------------

GAS UTILITIES 0.65%
El Paso Corp.                                                        7.00%        5/15/2011               275           275,687
                                                                                                                ---------------

HEALTHCARE PROVIDERS & SERVICES 0.88%
AmeriPath, Inc.                                                     10.50%         4/1/2013                75            76,313
DaVita, Inc.+                                                        7.25%        3/15/2015               100           103,250
National Nephrology Assoc., Inc.+                                    9.00%        11/1/2011                20            22,550
Tenet Healthcare Corp.+                                              9.25%         2/1/2015                75            78,187
Tenet Healthcare Corp.                                              9.875%         7/1/2014                85            91,587
                                                                                                                ---------------
TOTAL                                                                                                                   371,887
                                                                                                                ---------------

HOTELS, RESTAURANTS & LEISURE 0.60%
Hard Rock Hotel, Inc.                                               8.875%         6/1/2013                50            54,625
LCE Acquisition Corp.+                                               9.00%         8/1/2014                80            77,800
River Rock Entertainment Authority                                   9.75%        11/1/2011                20            22,050
Wynn Las Vegas LLC/Wynn
Las Vegas Capital Corp.                                             6.625%        12/1/2014               100            97,750
                                                                                                                ---------------
TOTAL                                                                                                                   252,225
                                                                                                                ---------------

INDUSTRIAL CONGLOMERATES 0.49%

Allied Waste North America, Inc.                                    6.125%        2/15/2014               150           140,062
Park-Ohio Industries Inc.+                                          8.375%       11/15/2014                75            67,313
                                                                                                                ---------------
TOTAL                                                                                                                   207,375
                                                                                                                ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                                                                    PRINCIPAL
                                                                 INTEREST          MATURITY            AMOUNT
INVESTMENTS                                                          RATE              DATE             (000)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
MEDIA 0.54%
Gaylord Entertainment Co.                                            8.00%       11/15/2013   $           100   $       105,625
Mediacom Communications Corp.                                        9.50%        1/15/2013               125           125,312
                                                                                                                ---------------
TOTAL                                                                                                                   230,937
                                                                                                                ---------------

METALS & MINING 0.36%
Allegheny Ludlum Corp.                                               6.95%       12/15/2025                80            77,290
Novelis, Inc.+(a)                                                    7.25%        2/15/2015                75            75,656
                                                                                                                ---------------
TOTAL                                                                                                                   152,946
                                                                                                                ---------------

MULTI-LINE RETAIL 0.21%
Saks Inc.                                                           7.375%        2/15/2019                90            90,450
                                                                                                                ---------------

MULTI-UTILITIES & UNREGULATED POWER 0.03%
Williams Cos., Inc. (The)                                           7.875%         9/1/2021                10            11,425
                                                                                                                ---------------

OIL & GAS 0.43%
EXCO Resources, Inc.                                                 7.25%        1/15/2011                75            75,375
Foundation PA Coal Co.                                               7.25%         8/1/2014                60            63,300
Kerr-McGee Corp.                                                     6.95%         7/1/2024                40            41,531
                                                                                                                ---------------
TOTAL                                                                                                                   180,206
                                                                                                                ---------------

PAPER & FOREST PRODUCTS 0.50%
Boise Cascade Holdings, L.L.C.+                                     7.125%       10/15/2014                40            39,500
Bowater, Inc.                                                        6.50%        6/15/2013               100            99,250
Buckeye Technologies, Inc.                                           8.00%       10/15/2010                75            72,375
                                                                                                                ---------------
TOTAL                                                                                                                   211,125
                                                                                                                ---------------

PHARMACEUTICALS 0.50%
Jean Coutu Group (PJC) Inc. (The)(a)                                 8.50%         8/1/2014                80            79,400
Warner Chilcott Corp.+                                               8.75%         2/1/2015               135           131,963
                                                                                                                ---------------
TOTAL                                                                                                                   211,363
                                                                                                                ---------------

REAL ESTATE 0.35%
Host Marriott L.P.+                                                 6.375%        3/15/2015               150           149,250
                                                                                                                ---------------

TEXTILES & APPAREL 0.43%
Elizabeth Arden, Inc.                                                7.75%        1/15/2014               100           104,750
INVISTA+                                                             9.25%         5/1/2012                70            76,825
                                                                                                                ---------------
TOTAL                                                                                                                   181,575
                                                                                                                ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (UNAUDITED)(CONCLUDED)
JUNE 30, 2005

                                                                                                    PRINCIPAL
                                                                 INTEREST          MATURITY            AMOUNT
INVESTMENTS                                                          RATE              DATE             (000)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES 0.13%
Nextel Partners, Inc.                                               8.125%         7/1/2011   $            50   $        54,500
                                                                                                                ---------------
TOTAL HIGH YIELD CORPORATE NOTES & BONDS (Cost $4,917,841)                                                            4,951,504
                                                                                                                ===============

U.S. TREASURY OBLIGATION 2.51%
U.S. Treasury Note (Cost $1,058,993)                                 5.00%        2/15/2011             1,000         1,062,774
                                                                                                                ---------------
TOTAL LONG-TERM INVESTMENTS (Cost $38,487,238)                                                                       41,060,747
                                                                                                                ===============

SHORT-TERM INVESTMENT 6.52%

REPURCHASE AGREEMENT 6.52%
Repurchase Agreement dated 6/30/2005,
2.45% due 7/1/2005 with State Street
Bank Bank & Trust Co. collateralized by
$2,820,000 of Federal National Mortgage
Assoc. at zero coupon due 7/11/2005; value:
$2,816,475; proceeds: $2,760,264 (Cost $2,760,076)                                                      2,760         2,760,076
                                                                                                                ---------------
TOTAL INVESTMENTS IN SECURITIES 103.48% (Cost $41,247,314)                                                           43,820,823
                                                                                                                ---------------
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS (3.48%)                                                               (1,473,358)
                                                                                                                ===============
NET ASSETS 100.00%                                                                                              $    42,347,465
                                                                                                                ===============

*   Non-income producing security.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

(a) Foreign security traded in U.S. dollars.

(b) Private placement.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2005

ASSETS:
  Investment in securities, at value (cost $41,247,314)                                      $    43,820,823
  Cash                                                                                                   938
  Receivables:
    Interest and dividends                                                                           224,952
    Investment securities sold                                                                        42,532
    Capital shares sold                                                                               40,397
    From advisor                                                                                      24,747
  Prepaid expenses and other assets                                                                      373
------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS                                                                                    44,154,762
------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables:
    Investment securities purchased                                                                1,722,138
    Capital shares reacquired                                                                          7,401
    Management fee                                                                                    24,590
    Fund administration                                                                                1,311
    Directors' fees                                                                                    1,085
  Accrued expenses and other liabilities                                                              50,772
------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                                                1,807,297
============================================================================================================
NET ASSETS                                                                                   $    42,347,465
============================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                              $    39,163,703
Undistributed net investment income                                                                  457,758
Accumulated net realized gain on investments                                                         152,495
Net unrealized appreciation on investments                                                         2,573,509
------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                   $    42,347,465
============================================================================================================
OUTSTANDING SHARES (50 MILLION SHARES OF COMMON STOCK AUTHORIZED, $.001 PAR VALUE)                 3,038,640
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                                                 $         13.94
============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2005

INVESTMENT INCOME:
Dividends                                                                                    $       408,447
Interest                                                                                             239,832
Foreign withholding tax                                                                                 (137)
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                              648,142
------------------------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                                       123,370
Shareholder servicing                                                                                 45,648
Professional                                                                                          18,360
Reports to shareholders                                                                               21,389
Fund administration                                                                                    6,580
Custody                                                                                                8,943
Directors' fees                                                                                        1,083
Other                                                                                                    148
------------------------------------------------------------------------------------------------------------
Gross expenses                                                                                       225,521
  Expense reductions (See Note 7)                                                                       (335)
  Expenses assumed by advisor (See Note 3)                                                           (35,877)
------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                                         189,309
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                458,833
============================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                                                               85,267
Net change in unrealized appreciation (depreciation) on investments                                   (8,703)
============================================================================================================
NET REALIZED AND UNREALIZED GAIN                                                                      76,564
============================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $       535,397
============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                FOR THE SIX MONTHS
                                                               ENDED JUNE 30, 2005      FOR THE YEAR ENDED
                                                                       (UNAUDITED)       DECEMBER 31, 2004
INCREASE IN NET ASSETS
OPERATIONS:
Net investment income                                          $            458,833    $            380,140
Net realized gain (loss) on investments                                      85,267                 108,379
Net change in unrealized appreciation (depreciation)
  on investments                                                             (8,703)              2,109,322
-----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        535,397               2,597,841
===========================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                             -                (392,180)
Net realized gain                                                                 -                 (15,724)
-----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                               -                (407,904)
===========================================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                            17,414,543              20,805,618
Reinvestment of distributions                                                     -                 407,904
Cost of shares reacquired                                                (1,970,598)             (2,199,841)
-----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM CAPITAL SHARE TRANSACTIONS                                        15,443,945              19,013,681
===========================================================================================================
NET INCREASE IN NET ASSETS                                               15,979,342              21,203,618
===========================================================================================================
NET ASSETS:
Beginning of period                                                      26,368,123               5,164,505
-----------------------------------------------------------------------------------------------------------
END OF PERIOD                                                  $         42,347,465    $         26,368,123
===========================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
  NET INVESTMENT INCOME                                        $            457,758    $             (1,075)
===========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                               SIX MONTHS
                                                                  ENDED                         4/30/2003(c)
                                                                6/30/2005        YEAR ENDED          TO
                                                               (UNAUDITED)       12/31/2004      12/31/2003
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $     13.83      $     12.07     $      10.00
                                                               ===========      ===========     ============
Investment operations:
  Net investment income(a)                                             .19              .38              .28
  Net realized and unrealized gain (loss)                             (.08)            1.61             2.05
                                                               -----------      -----------     ------------
    Total from investment operations                                   .11             1.99             2.33
                                                               -----------      -----------     ------------
Distributions to shareholders from:
  Net investment income                                                  -             (.22)            (.15)
  Net realized gain                                                      -             (.01)            (.11)
                                                               -----------      -----------     ------------
    Total distributions                                                  -             (.23)            (.26)
                                                               -----------      -----------     ------------
NET ASSET VALUE, END OF PERIOD                                 $     13.94      $     13.83     $      12.07
                                                               ===========      ===========     ============
Total Return(b)                                                        .80%(d)        16.47%           23.31%(d)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including reductions and expenses assumed                  .57%(d)         1.15%             .77%(d)
  Expenses, excluding reductions and expenses assumed                  .68%(d)         1.56%            3.59%(d)
  Net investment income                                               1.38%(d)         2.94%            2.39%(d)

                                                               SIX MONTHS
                                                                  ENDED                         4/30/2003(c)
                                                                6/30/2005        YEAR ENDED          TO
SUPPLEMENTAL DATA:                                             (UNAUDITED)       12/31/2004      12/31/2003
============================================================================================================
  Net assets, end of period (000)                              $    42,347      $    26,368     $      5,165
  Portfolio turnover rate                                            21.30%           28.01%           49.36%
============================================================================================================

(a) Calculated using average shares outstanding during the period.
(b) Total return assumes the reinvestment of all distributions.
(c) Commencement of operations.
(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers America's Value Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is to seek current income and capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual fund, are generally allocated to the funds within the Company on a pro rata basis.

(f) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on the Fund's average daily net assets at an annual rate of .75%.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the fiscal year ending December 31, 2005, Lord Abbett has contractually agreed to limit the Fund's other expenses (excluding management fee) to .40% of average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the six months ended June 30, 2005, the Fund incurred expenses of $43,873 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.  DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment;

temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the six months ended June 30, 2005 and for the fiscal year ended December 31, 2004 are as follows:

                                            SIX MONTHS
                                       ENDED 6/30/2005      YEAR ENDED
                                            (UNAUDITED)     12/31/2004
----------------------------------------------------------------------
Distributions paid from:
Ordinary income                        $              -     $  392,361
Net long-term capital gains                           -         15,543
----------------------------------------------------------------------
   Total distributions paid            $              -     $  407,904
======================================================================

As of June 30, 2005, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                               $     41,276,050
-------------------------------------------------------
Gross unrealized gain                         3,144,138
Gross unrealized loss                          (599,365)
-------------------------------------------------------
   Net unrealized security gain        $      2,544,773
=======================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales, and other temporary tax adjustments.

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2005 are as follows:

  U.S. GOVERNMENT    NON-U.S. GOVERNMENT    U.S. GOVERNMENT    NON-U.S. GOVERNMENT
       PURCHASES*              PURCHASES              SALES                  SALES
----------------------------------------------------------------------------------
$       7,172,505    $        15,925,203    $     4,430,557    $         2,364,575

*Includes U.S. Government sponsored enterprises securities.

6.  DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7.  EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.  CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9.  INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity and fixed income securities.

The values of the Fund's equity security holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies involved. With its emphasis on value stocks, the Fund may perform differently than the market as a whole and other types of stocks, such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. The Fund may invest a significant portion of its assets in mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising stock market than a fund investing solely in equity securities. In addition, if the Fund's assessment of a company's value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

The values of the Fund's fixed income holdings, and consequently, the value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of these holdings are likely to decline. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield securities (sometimes called "lower-rated debt securities" or "junk bonds") in which the Fund may invest. Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

The Fund may invest up to 20% of its net assets in foreign securities, which may present increased market, liquidity, currency, political and other risks.

These factors can affect the Fund's performance.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONCLUDED)

10.  SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

                                   SIX MONTHS ENDED
                                      JUNE 30, 2005           YEAR ENDED
                                        (UNAUDITED)    DECEMBER 31, 2004
------------------------------------------------------------------------
Shares sold                               1,276,086            1,621,016
Reinvestment of distributions                     -               29,752
Shares reacquired                          (144,505)            (171,507)
------------------------------------------------------------------------
Increase                                  1,131,581            1,479,261
========================================================================

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces the Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2005 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

APPROVAL OF ADVISORY CONTRACT

At a meeting on December 9, 2004, the Board, including all Directors who are not interested persons, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration.

The materials received by the Board as to the Fund included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2004, (2) information on the effective management fee rates and expense ratios for funds with similar objectives and similar size (the "peer group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the Fund's performance was in the first quintile of its performance universe for the nine-month and one-year periods and in the second quintile for the periods since inception (April 30, 2003). The Board also noted that the performance was above that of the Lipper Equity Income Index in each period.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of each Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees were approximately three basis points above the median of the peer group and the actual management and administrative services fees were approximately seven basis points above the median. Mr. Dow noted that Lord Abbett had implemented an expense cap for the Fund that limited all expenses other than management fees to forty basis points, resulting in a total expense ratio of 1.15%. The Board noted that this total expense ratio was approximately nine basis points below the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

[LORD ABBETT(R) LOGO]

    This report when not used for the general
  information of shareholders of the Fund is to
 be distributed only if preceded or accompanied       Lord Abbett Series Fund, Inc.
          by a current Fund Prospectus.                      America's Value Portfolio

Lord Abbett Mutual Fund shares are distributed by                                            LASFAMV-3-0605
           Lord Abbett Distributor LLC                                                              (08/05)

[LORD ABBETT LOGO]

                                      2005
                                   SEMIANNUAL
                                     REPORT

 LORD ABBETT SERIES FUND
  BOND-DEBENTURE PORTFOLIO

 FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005

--------------------------------------------------------------------------------

LORD ABBETT SERIES FUND - BOND-DEBENTURE PORTFOLIO
SEMIANNUAL REPORT
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of Lord Abbett Series Fund - Bond-Debenture Portfolio's strategies and performance for the six-month period ended June 30, 2005. On this and the following pages, we discuss the major factors that influenced performance.

    Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q:  WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: For most of the six-month period ended June 30, 2005, the U.S. economy showed signs of healthy growth. Consumer spending during the period grew slightly faster than its 30-year average, business spending expanded at near double-digit rates, residential housing demand surged on continued declines in mortgage rates, and corporate fundamentals remained strong. Although investor optimism waned in April 2005 as energy prices soared and the stock market relinquished some of its previous gains, economic trends again turned more positive in May 2005 and June 2005 as consumer confidence increased. The stock market rose in May 2005 and remained unchanged in June 2005. Overall, for the six-month period ended June 30, 2005, equities drifted marginally lower.

    Of greatest note, the Federal Reserve Board (the Fed) continued its measured pace of interest rate hikes, raising the fed funds rate in 0.25 percent increments in December 2004, February, March, May, and June 2005, bringing the rate to 3.25 percent at the end of the six-month period ended June 30, 2005. The June 30, 2005, interest rate hike marked the ninth quarter-point increase since June 2004. (The fed funds rate is the interest rate charged by banks with excess reserves at a Federal Reserve Board district bank to other banks needing overnight loans to meet reserve requirements.)

    Longer-term rates, however, were less obliging, actually falling over the six-month period ended June 30, 2005, albeit with considerable volatility along the way. As yields on short-term maturities declined, the bellwether 10-year Treasury note began the period at 4.22 percent, dropped to 3.89 percent in early June 2005, and finished the period at 3.92 percent on June 30, 2005. As the difference between short-term rates and long-term rates diminished, the yield curve flattened. (The yield curve is a graphic representation of short-term versus long-term interest rates.)

--------------------------------------------------------------------------------

Q:  HOW DID THE FUND PERFORM OVER THE SIX-MONTH PERIOD ENDED JUNE 30, 2005?

A: Lord Abbett Series Fund - Bond-Debenture Portfolio returned -0.5 percent, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, for the six-month period ended June 30, 2005. The fund's benchmark, the Lehman Brothers U.S. Aggregate Bond Index,(1) returned 2.5 percent in the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2005, ARE: 1 YEAR: 7.26 PERCENT AND SINCE INCEPTION (DECEMBER 3, 2001): 9.24 PERCENT. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions, but does not include mortality and expense charges, any administrative policy charges, or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges. Certain expenses of the fund have been reimbursed by Lord Abbett; without such reimbursement of expenses, the fund's returns would have been lower.

    PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q:  WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: The fund's flexible investment strategy allows its investment managers to adjust allocations among asset classes as market conditions change. The primary asset classes in which the fund participates are high-yield bonds and convertible securities. In addition, the fund must hold 20 percent of its portfolio in investment-grade corporate bonds and government bonds and/or agencies.

    Detracting from performance relative to the benchmark within the high-yield sector were holdings in auto parts. Contributing to performance within the high-yield sector were the credits of wireless telephone, healthcare, cable, and energy.

    Detracting from performance relative to the benchmark within the convertible and equity sectors were the portfolio's holdings in media and technology. The portfolio was underweight relative to the benchmark in the technology sector. Nonetheless, the portfolio's holdings in convertible and equity securities outperformed overall those of the benchmark. Also adding to performance were holdings in healthcare, energy, pharmaceuticals, insurance, hotels, food companies, and media.

--------------------------------------------------------------------------------

    Also adding to performance in the six-month period ended June 30, 2005, were positions in high-grade investment bonds, such as mortgage-backed securities and the credits of utilities, financial services, and telecommunications equipment companies.

    THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

    A PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT A FUND, INCLUDING ITS INVESTMENT OBJECTIVES, RISKS, CHARGES, AND ONGOING EXPENSES, THAT AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The Lehman Brothers U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, nonconvertible, and dollar denominated. The index covers the investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index is unmanaged, does not reflect the deduction of fees or expenses, and is not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the fund's management and the portfolio holdings described in this report are as of June 30, 2005; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the fund, please see the fund's Prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

EXPENSE EXAMPLE

    As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 through June 30, 2005).

    The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

ACTUAL EXPENSES

    The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 1/1/05 - 6/30/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5.0% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5.0% hypothetical example with the 5.0% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                            BEGINNING      ENDING      EXPENSES
                                             ACCOUNT       ACCOUNT    PAID DURING
                                              VALUE         VALUE       PERIOD+
                                              -----         -----       -------
                                                                       1/1/05 -
                                              1/1/05       6/30/05      6/30/05
                                              ------       -------     --------
Actual                                      $ 1,000.00   $   995.00     $ 4.35
Hypothetical (5% Return Before Expenses)    $ 1,000.00   $ 1,020.43     $ 4.41

+ Expenses are equal to the Fund's annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
JUNE 30, 2005

SECTOR                         %*
Agency                       6.73%
Banking                      0.30%
Basic Industry               7.45%
Brokerage                    0.22%
Capital Goods                7.35%
Consumer Cyclical            5.36%
Consumer Non-Cyclical        8.42%
Energy                       9.76%
Finance & Investment         0.56%
Government Guaranteed        2.15%
Insurance                    0.79%
Media                        8.71%
Services Cyclical           11.07%
Services Non-Cyclical        7.85%
Short-Term Investment        7.94%
Technology & Electronics     3.08%
Telecommunications           5.27%
Utilities                    6.99%
Total                      100.00%

*  Represents percent of total investments.

SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 2005

                                                                                             SHARES
INVESTMENTS                                                                                   (000)             VALUE
---------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 92.73%

COMMON STOCKS 0.26%

AEROSPACE/DEFENSE 0.07%
Raytheon Co.                                                                                      3   $       122,524
                                                                                                      ---------------

TELECOMMUNICATIONS EQUIPMENT 0.19%
Avaya, Inc.*                                                                                     41           342,676
                                                                                                      ---------------
TOTAL COMMON STOCKS (Cost $744,686)                                                                           465,200
                                                                                                      ===============

                                                                                          PRINCIPAL
                                                      INTEREST                 MATURITY      AMOUNT
                                                          RATE                     DATE       (000)
                                                      ---------------------------------------------
CONVERTIBLE BONDS 15.73%

AEROSPACE/DEFENSE 0.78%
Alliant Techsystems, Inc.                                 2.75%               2/15/2024   $     625           655,469
Lockheed Martin Corp.                                    3.018%#              8/15/2033         700           748,587
                                                                                                      ---------------
TOTAL                                                                                                       1,404,056
                                                                                                      ---------------

BROKERAGE 0.22%
Morgan Stanley+                                           1.00%               3/30/2012         405           390,339
                                                                                                      ---------------

BUILDING & CONSTRUCTION 0.45%
Fluor Corp.                                               1.50%               2/15/2024         700           812,000
                                                                                                      ---------------

DIVERSIFIED CAPITAL GOODS 0.36%
Tyco Int'l. Group(a)                                      2.75%               1/15/2018         500           647,500
                                                                                                      ---------------

ELECTRONICS 0.57%
Cypress Semiconductor Corp.                               1.25%               6/15/2008         275           292,187
Flir Systems, Inc.                                        3.00%                6/1/2023         500           746,250
                                                                                                      ---------------
TOTAL                                                                                                       1,038,437
                                                                                                      ---------------

ENERGY - EXPLORATION & PRODUCTION 0.32%
Quicksilver Resources, Inc.+                             1.875%               11/1/2024         375           577,969
                                                                                                      ---------------

GAMING 0.43%
International Game Technology                      Zero Coupon                1/29/2033       1,200           784,500
                                                                                                      ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                                                          PRINCIPAL
                                                      INTEREST                 MATURITY      AMOUNT
INVESTMENTS                                               RATE                     DATE       (000)             VALUE
---------------------------------------------------------------------------------------------------------------------
HEALTH SERVICES 2.44%
Advanced Medical Optics, Inc.                             2.50%               7/15/2024   $     500   $       504,375
Fisher Scientific Int'l., Inc.                            2.50%               10/1/2023         450           659,813
Invitrogen Corp.                                          1.50%               2/15/2024         800           774,000
Medtronic, Inc.                                           1.25%               9/15/2021         725           722,281
SFBC Int'l., Inc.                                         2.25%               8/15/2024       1,100         1,256,750
Universal Health Services, Inc.                          0.426%               6/23/2020         700           497,000
                                                                                                      ---------------
TOTAL                                                                                                       4,414,219
                                                                                                      ---------------

HOTELS 1.03%
Hilton Hotels Corp.                                      3.375%               4/15/2023         550           664,812
Starwood Hotels & Resorts Worldwide, Inc.                 3.50%               5/16/2023       1,000         1,203,750
                                                                                                      ---------------
TOTAL                                                                                                       1,868,562
                                                                                                      ---------------

HOUSEHOLD & LEISURE PRODUCTS 0.28%
Costco Cos., Inc.                                  Zero Coupon                8/19/2017         500           511,875
                                                                                                      ---------------

INVESTMENTS & MISC FINANCIAL SERVICES 0.45%
American Express Co.                                      1.85%               12/1/2033         800           814,000
                                                                                                      ---------------

MACHINERY 0.49%
AGCO Corp.                                                1.75%              12/31/2033         860           892,250
                                                                                                      ---------------

MEDIA - BROADCAST 0.42%
Sinclair Broadcast Group, Inc.                           4.875%#              7/15/2018         200           182,500
Sinclair Broadcast Group, Inc.                            6.00%               9/15/2012         675           568,687
                                                                                                      ---------------
TOTAL                                                                                                         751,187
                                                                                                      ---------------

MEDIA - DIVERSIFIED 0.93%
Liberty Media Corp. Class A                               3.25%               3/15/2031       1,200           924,000
Walt Disney Co. (The)                                    2.125%               4/15/2023         725           747,656
                                                                                                      ---------------
TOTAL                                                                                                       1,671,656
                                                                                                      ---------------

MEDIA - SERVICES 0.26%
Lamar Advertising Co.                                    2.875%              12/31/2010         450           463,500
                                                                                                      ---------------

METALS/MINING EXCLUDING STEEL 0.46%
Placer Dome, Inc.(a)                                      2.75%              10/15/2023         775           824,406
                                                                                                      ---------------

NON-FOOD & DRUG RETAILERS 0.17%
Saks, Inc.                                                2.00%               3/15/2024         275           307,313
                                                                                                      ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                                                          PRINCIPAL
                                                      INTEREST              MATURITY         AMOUNT
INVESTMENTS                                               RATE                  DATE          (000)              VALUE
----------------------------------------------------------------------------------------------------------------------
OIL FIELD EQUIPMENT & SERVICES 1.12%
Hanover Compressor Co.                                    4.75%               1/15/2014   $   1,000    $     1,035,000
Schlumberger Ltd.(a)                                      1.50%                6/1/2023         850            979,625
                                                                                                       ---------------
TOTAL                                                                                                        2,014,625
                                                                                                       ---------------

PHARMACEUTICALS 1.66%
ALZA Corp.                                         Zero Coupon                7/28/2020         750            673,125
Celgene Corp.                                             1.75%                6/1/2008         290            511,488
Teva Pharmaceutical Finance B.V.(a)                      0.375%              11/15/2022         280            412,650
Teva Pharmaceutical Finance II, LLC(a)                    0.50%                2/1/2024         300            295,500
Watson Pharmaceuticals, Inc.                              1.75%               3/15/2023       1,175          1,095,687
                                                                                                       ---------------
TOTAL                                                                                                        2,988,450
                                                                                                       ---------------

SOFTWARE/SERVICES 1.34%
DST Systems, Inc.                                        4.125%               8/15/2023         700            800,625
EMC Corp.                                                 4.50%                4/1/2007         875            927,500
Mentor Graphics Corp.                                    6.875%               6/15/2007         700            696,500
                                                                                                       ---------------
TOTAL                                                                                                        2,424,625
                                                                                                       ---------------

SUPPORT-SERVICES 0.72%
Armor Holdings, Inc.                                      2.00%               11/1/2024         500            488,750
Charles River Assoc., Inc.                               2.875%               6/15/2034         535            809,856
                                                                                                       ---------------
TOTAL                                                                                                        1,298,606
                                                                                                       ---------------

TELECOM - WIRELESS 0.20%
Nextel Communications, Inc.                               5.25%               1/15/2010         350            353,063
                                                                                                       ---------------

TELECOMMUNICATIONS EQUIPMENT 0.49%
LSI Logic Corp.                                           4.00%               5/15/2010         900            891,000
                                                                                                       ---------------

THEATERS & ENTERTAINMENT 0.14%
Lions Gate Entertainment Corp.(a)                        3.625%               3/15/2025         255            257,869
                                                                                                       ---------------
TOTAL CONVERTIBLE BONDS (Cost $28,021,361)                                                                  28,402,007
                                                                                                       ===============


                                                                                             SHARES
                                                                                              (000)
                                                                                             ------
CONVERTIBLE PREFERRED STOCKS 4.89%

AGENCY 0.11%
Federal National Mortgage Assoc.                         5.375%                                  --(b)         194,209
                                                                                                       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                      INTEREST                               SHARES
INVESTMENTS                                               RATE                                (000)             VALUE
---------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE 0.25%
Ford Motor Co. Capital Trust II                           6.50%                                  11   $       443,630
                                                                                                      ---------------

BANKING 0.30%
Marshall & Ilsley Corp.                                   6.50%                                  20           551,000
                                                                                                      ---------------

BEVERAGE 0.40%
Constellation Brands, Inc.                                5.75%                                  16           715,200
                                                                                                      ---------------

ELECTRIC - DISTRIBUTIONS & TRANSMISSION 0.07%
FPL Group, Inc.                                           8.00%                                   2           129,220
                                                                                                      ---------------

ELECTRIC - GENERATION 0.36%
PNM Resources, Inc.                                       6.75%                                  12           642,480
                                                                                                      ---------------

ELECTRIC - INTEGRATED 0.50%
CMS Energy Corp.                                          4.50%                                  11           899,250
                                                                                                      ---------------

ENERGY - EXPLORATION & PRODUCTION 0.63%
Chesapeake Energy Corp.                                  4.125%                                   1         1,136,634
                                                                                                      ---------------

FOOD & DRUG RETAILERS 0.28%
Albertson's, Inc.                                         7.25%                                  22           503,325
                                                                                                      ---------------

INTEGRATED ENERGY 0.39%
Williams Cos., Inc. (The)                                 5.50%                                   8           711,750
                                                                                                      ---------------

INVESTMENTS & MISC. FINANCIAL SERVICES 0.11%
Morgan Stanley+                                           8.25%                                   3           199,680
                                                                                                      ---------------

LIFE INSURANCE 0.52%
MetLife, Inc.                                            6.375%                                  36           943,920
                                                                                                      ---------------

PHARMACEUTICALS 0.28%
Schering-Plough Corp.                                     6.00%                                  10           509,800
                                                                                                      ---------------

PRINTING & PUBLISHING 0.42%
Interpublic Group of Cos., Inc. (The) Series A           5.375%                                  17           763,300
                                                                                                      ---------------

PROPERTY & CASUALTY INSURANCE 0.27%
Chubb Corp. (The)                                         7.00%                                  10           317,600
XL Capital Ltd. Class A(a)                                6.50%                                   7           167,650
                                                                                                      ---------------
TOTAL                                                                                                         485,250
                                                                                                      ---------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $8,142,002)                                                        8,828,648
                                                                                                      ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                                                          PRINCIPAL
                                                      INTEREST                 MATURITY      AMOUNT
INVESTMENTS                                               RATE                     DATE       (000)             VALUE
---------------------------------------------------------------------------------------------------------------------
GOVERNMENT SPONSORED ENTERPRISES
BONDS 0.32%
Federal Home Loan Mortgage Corp.                          3.50%               9/15/2007   $     500   $       497,191
Federal Home Loan Mortgage Corp.                          5.50%               7/15/2006          75            76,319
                                                                                                      ---------------
TOTAL GOVERNMENT SPONSORED ENTERPRISES
  BONDS (Cost $583,813)                                                                                       573,510
                                                                                                      ===============

GOVERNMENT SPONSORED ENTERPRISES
PASS-THROUGHS 6.36%
Federal National Mortgage Assoc.                          5.50%                2/1/2033       1,785         1,812,124
Federal National Mortgage Assoc.                          5.50%                7/1/2033       1,066         1,081,959
Federal National Mortgage Assoc.                          6.00%                2/1/2032       3,850         3,952,797
Federal National Mortgage Assoc.                          6.00%                5/1/2032         194           199,555
Federal National Mortgage Assoc.                          6.00%                5/1/2033       1,292         1,325,749
Federal National Mortgage Assoc.                          6.00%               11/1/2033       1,528         1,566,860
Federal National Mortgage Assoc.                          6.00%                2/1/2035       1,500         1,538,827
                                                                                                      ---------------
TOTAL GOVERNMENT SPONSORED ENTERPRISES
  PASS-THROUGHS (Cost $11,476,305)                                                                         11,477,871
                                                                                                      ===============

HIGH YIELD CORPORATE BONDS 63.01%

AEROSPACE/DEFENSE 1.73%
Armor Holdings, Inc.                                      8.25%               8/15/2013         315           342,169
DRS Technologies, Inc.                                   6.875%               11/1/2013         450           468,000
Esterline Technologies Corp.                              7.75%               6/15/2013         510           543,150
Raytheon Co.                                              4.85%               1/15/2011       1,150         1,168,539
Titan Corp.                                               8.00%               5/15/2011         550           592,625
                                                                                                      ---------------
TOTAL                                                                                                       3,114,483
                                                                                                      ---------------

APPAREL/TEXTILES 0.44%
INVISTA+                                                  9.25%                5/1/2012         725           795,687
                                                                                                      ---------------

AUTO LOANS 1.57%
Ford Motor Credit Co.                                     7.25%              10/25/2011         350           337,211
Ford Motor Credit Co.                                    7.375%              10/28/2009       1,000           978,072
General Motors Acceptance Corp.                           7.25%                3/2/2011       1,625         1,525,436
                                                                                                      ---------------
TOTAL                                                                                                       2,840,719
                                                                                                      ---------------

AUTO PARTS & EQUIPMENT 1.50%
Accuride Corp.                                            8.50%                2/1/2015         215           211,237
Affinia Group, Inc.+                                      9.00%              11/30/2014         250           211,250
Arvin Meritor, Inc.                                       8.75%                3/1/2012         250           261,875
Cooper-Standard Automotive Group                         8.375%              12/15/2014         475           377,625


                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                                                          PRINCIPAL
                                                      INTEREST                 MATURITY      AMOUNT
INVESTMENTS                                               RATE                     DATE       (000)             VALUE
---------------------------------------------------------------------------------------------------------------------
Cummins, Inc.                                             9.50%               12/1/2010   $     500   $       552,500
Delco Remy Int'l., Inc.                                  11.00%                5/1/2009         430           397,750
Stanadyne Corp.                                          10.00%               8/15/2014         275           261,250
Tenneco Automotive, Inc.                                 8.625%              11/15/2014         425           429,250
                                                                                                      ---------------
TOTAL                                                                                                       2,702,737
                                                                                                      ---------------

BEVERAGE 0.26%
Le-Nature's, Inc.+                                       10.00%               6/15/2013         440           464,200
                                                                                                      ---------------

BUILDING & CONSTRUCTION 0.28%
Beazer Homes USA, Inc.                                    6.50%              11/15/2013         500           496,250
                                                                                                      ---------------

BUILDING MATERIALS 0.51%
Builders FirstSource, Inc.+                              7.518%#              2/15/2012         350           350,000
Jacuzzi Brands, Inc.                                     9.625%                7/1/2010         480           528,000
Texas Industries, Inc.+(c)                                7.25%               7/15/2013          50            51,500
                                                                                                      ---------------
TOTAL                                                                                                         929,500
                                                                                                      ---------------

CHEMICALS 3.26%
Airgas, Inc.                                              6.25%               7/15/2014         525           534,187
Crompton Corp.                                           9.875%                8/1/2012         600           699,000
Equistar Chemicals, L.P.                                  7.55%               2/15/2026       1,000           932,500
Hercules, Inc.                                            6.75%              10/15/2029         850           828,750
IMC Global, Inc.                                         11.25%                6/1/2011         300           333,000
Nalco Co.                                                8.875%              11/15/2013         400           431,000
NOVA Chemicals Corp.(a)                                   6.50%               1/15/2012         500           487,500
PQ Corp.+                                                 7.50%               2/15/2013         200           197,500
Rhodia S.A.(a)                                           8.875%                6/1/2011         450           435,375
Rockwood Specialties Group, Inc.+                         7.50%              11/15/2014         750           748,125
Terra Capital, Inc.                                      11.50%                6/1/2010         218           249,610
                                                                                                      ---------------
TOTAL                                                                                                       5,876,547
                                                                                                      ---------------

CONSUMER-PRODUCTS 1.30%
Elizabeth Arden, Inc.                                     7.75%               1/15/2014         675           707,062
Playtex Products, Inc.                                   9.375%                6/1/2011         550           581,625
Rayovac Corp.                                             8.50%               10/1/2013       1,000         1,050,000
                                                                                                      ---------------
TOTAL                                                                                                       2,338,687
                                                                                                      ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                                                          PRINCIPAL
                                                      INTEREST                 MATURITY      AMOUNT
INVESTMENTS                                               RATE                     DATE       (000)             VALUE
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED CAPITAL GOODS 0.54%
J.B. Poindexter & Co., Inc.                               8.75%               3/15/2014   $     425   $       388,875
Park-Ohio Industries, Inc.+                              8.375%              11/15/2014         225           201,937
Sensus Metering Systems, Inc.                            8.625%              12/15/2013         405           378,675
                                                                                                      ---------------
TOTAL                                                                                                         969,487
                                                                                                      ---------------

ELECTRIC - GENERATION 2.71%
Dynegy Holdings, Inc.                                    6.875%                4/1/2011       1,065         1,057,012
Dynegy Holdings, Inc.+                                   9.875%               7/15/2010         700           777,000
NRG Energy, Inc.+                                         8.00%              12/15/2013       1,063         1,126,780
Reliant Resources, Inc.                                   6.75%              12/15/2014         775           761,438
Reliant Resources, Inc.                                   9.50%               7/15/2013         500           557,500
Texas Genco Holdings, Inc.+                              6.875%              12/15/2014         575           608,063
                                                                                                      ---------------
TOTAL                                                                                                       4,887,793
                                                                                                      ---------------

ELECTRIC - INTEGRATED 2.60%
Duke Energy Corp.                                        5.375%                1/1/2009         900           931,095
Midwest Generation, LLC                                   8.75%                5/1/2034         675           759,375
Nevada Power Co.+                                        5.875%               1/15/2015       1,000         1,010,000
PG&E Corp.                                                4.80%                3/1/2014         300           301,269
PSEG Energy Holdings, Inc.                                8.50%               6/15/2011         671           734,745
Virginia Electric & Power Co.                             4.50%              12/15/2010         950           952,385
                                                                                                      ---------------
TOTAL                                                                                                       4,688,869
                                                                                                      ---------------

ELECTRONICS 0.22%
Communications & Power Industries, Inc.                   8.00%                2/1/2012         310           313,100
Corning, Inc.                                             5.90%               3/15/2014          75            77,450
                                                                                                      ---------------
TOTAL                                                                                                         390,550
                                                                                                      ---------------

ENERGY - EXPLORATION & PRODUCTION 2.50%
Chesapeake Energy Corp.+                                  6.25%               1/15/2018       1,200         1,188,000
EXCO Resources, Inc.                                      7.25%               1/15/2011         900           904,500
Harvest Operations Corp.(a)                              7.875%              10/15/2011         225           215,438
Houston Exploration Co.                                   7.00%               6/15/2013         525           544,687
KCS Energy Services, Inc.+                               7.125%                4/1/2012         200           205,000
KCS Energy Services, Inc.                                7.125%                4/1/2012         410           420,250
Kerr-McGee Corp.                                          6.95%                7/1/2024         125           129,784
Pogo Producing Co.+                                      6.625%               3/15/2015         500           518,750
Range Resources Corp.                                    7.375%               7/15/2013         360           385,200
                                                                                                      ---------------
TOTAL                                                                                                       4,511,609
                                                                                                      ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                                                          PRINCIPAL
                                                      INTEREST                 MATURITY      AMOUNT
INVESTMENTS                                               RATE                     DATE       (000)             VALUE
---------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL 0.67%
Allied Waste North America, Inc.                         6.125%               2/15/2014   $     395   $       368,831
Allied Waste North America, Inc.                         7.875%               4/15/2013         825           847,688
                                                                                                      ---------------
TOTAL                                                                                                       1,216,519
                                                                                                      ---------------

FOOD & DRUG RETAILERS 1.77%
Ingles Markets, Inc.                                     8.875%               12/1/2011       1,000         1,021,250
Jean Coutu Group (PJC), Inc. (The)(a)                     8.50%                8/1/2014         600           595,500
Rite Aid Corp.                                           6.875%               8/15/2013         750           652,500
Stater Brothers Holdings, Inc.                           8.125%               6/15/2012         950           931,000
                                                                                                      ---------------
TOTAL                                                                                                       3,200,250
                                                                                                      ---------------

FOOD - WHOLESALE 1.43%
Chiquita Brands Int'l., Inc.                              7.50%               11/1/2014         530           495,550
Del Monte Corp.                                          8.625%              12/15/2012         335           370,175
Dole Food Co.                                            8.875%               3/15/2011         338           362,505
Land O'Lakes, Inc.                                        8.75%              11/15/2011         500           506,250
Land O'Lakes, Inc.                                        9.00%              12/15/2010         400           433,000
Pinnacle Foods Holdings Corp.                             8.25%               12/1/2013         460           414,000
                                                                                                      ---------------
TOTAL                                                                                                       2,581,480
                                                                                                      ---------------

FORESTRY/PAPER 2.54%
Abitibi-Consolidated, Inc.(a)                             8.55%                8/1/2010         225           235,688
Ainsworth Lumber Co. Ltd.(a)                              7.25%               10/1/2012         955           914,412
Boise Cascade, LLC+                                      7.125%              10/15/2014         280           276,500
Bowater, Inc.                                             6.50%               6/15/2013         675           669,938
Buckeye Technologies, Inc.                                8.00%              10/15/2010         650           627,250
Jefferson Smurfit Corp.                                   7.50%                6/1/2013          70            67,200
Jefferson Smurfit Corp.                                   8.25%               10/1/2012         250           252,500
JSG Funding plc(a)                                       9.625%               10/1/2012         225           226,125
Longview Fibre Co.                                       10.00%               1/15/2009         175           187,250
Norske Skog Canada Ltd.(a)                               7.375%                3/1/2014         850           837,250
Tembec Industries, Inc.(a)                                7.75%               3/15/2012         400           296,000
                                                                                                      ---------------
TOTAL                                                                                                       4,590,113
                                                                                                      ---------------

GAMING 4.29%
Boyd Gaming Corp.                                         8.75%               4/15/2012         275           300,094
Hard Rock Hotel, Inc.                                    8.875%                6/1/2013         625           682,812
Isle of Capri Casinos, Inc.                               7.00%                3/1/2014         980           989,800

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                                                          PRINCIPAL
                                                      INTEREST                 MATURITY      AMOUNT
INVESTMENTS                                               RATE                     DATE       (000)             VALUE
---------------------------------------------------------------------------------------------------------------------
Isle of Capri Casinos, Inc.                               9.00%               3/15/2012   $     450   $       491,625
Las Vegas Sands Corp.+                                   6.375%               2/15/2015       1,200         1,179,000
MGM Mirage, Inc.                                          6.75%                9/1/2012       1,070         1,107,450
Premier Entertainment Biloxi LLC                         10.75%                2/1/2012         250           243,750
River Rock Entertainment Authority                        9.75%               11/1/2011         775           854,437
Scientific Games Corp.+                                   6.25%              12/15/2012         325           329,875
Seneca Gaming Corp.                                       7.25%                5/1/2012         225           233,719
Station Casinos, Inc.                                     6.50%                2/1/2014         450           461,250
Turning Stone Casino Resort+                             9.125%              12/15/2010         265           281,563
Wynn Las Vegas LLC/Wynn
Las Vegas Capital Corp.                                  6.625%               12/1/2014         600           586,500
                                                                                                      ---------------
TOTAL                                                                                                       7,741,875
                                                                                                      ---------------

GAS DISTRIBUTION 3.71%
El Paso Corp.                                             7.00%               5/15/2011       2,000         2,005,000
El Paso Corp.                                             7.75%               1/15/2032         500           490,000
Ferrellgas Partners, L.P.                                 6.75%                5/1/2014         850           824,500
MarkWest Energy Partners, L.P.+                          6.875%               11/1/2014         875           875,000
Northwest Pipeline Corp.                                 8.125%                3/1/2010         150           163,500
Sonat, Inc.                                              7.625%               7/15/2011         275           278,438
Suburban Propane Partners, L.P.                          6.875%              12/15/2013       1,000           955,000
Williams Cos., Inc. (The)                                7.875%                9/1/2021         975         1,113,937
                                                                                                      ---------------
TOTAL                                                                                                       6,705,375
                                                                                                      ---------------

HEALTH SERVICES 4.78%
Alliance Imaging, Inc.                                    7.25%              12/15/2012         450           427,500
AmeriPath, Inc.                                          10.50%                4/1/2013       1,000         1,017,500
Bio-Rad Laboratories, Inc.                               6.125%              12/15/2014         500           507,500
CDRV Investors, Inc.**+                            0.00%/9.625%     1/1/2010 & 1/1/2015         275           136,125
DaVita, Inc.+                                             7.25%               3/15/2015         710           733,075
Hanger Orthopedic Group, Inc.                           10.375%               2/15/2009         750           695,625
HCA Inc.                                                 6.375%               1/15/2015         405           421,244
HealthSouth Corp.                                        8.375%               10/1/2011         510           508,725
PacifiCare Health Systems, Inc.                          10.75%                6/1/2009         172           190,060
PerkinElmer, Inc.                                        8.875%               1/15/2013         330           368,775
Psychiatric Solutions, Inc.+(c)                           7.75%               7/15/2015         900           900,000
Tenet Healthcare Corp.                                   7.375%                2/1/2013         800           794,000
Tenet Healthcare Corp.+                                   9.25%                2/1/2015         425           443,063
Tenet Healthcare Corp.                                   9.875%                7/1/2014         400           431,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                                                          PRINCIPAL
                                                      INTEREST                 MATURITY      AMOUNT
INVESTMENTS                                               RATE                     DATE       (000)             VALUE
---------------------------------------------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                 4.875%                4/1/2013   $     500   $       513,400
Vanguard Health Holdings Co. II LLC                       9.00%               10/1/2014         500           542,500
                                                                                                      ---------------
TOTAL                                                                                                       8,630,092
                                                                                                      ---------------

HOTELS 0.55%
Gaylord Entertainment Co.                                 6.75%              11/15/2014         225           221,062
Host Marriott L.P.+                                      6.375%               3/15/2015         400           398,000
Host Marriott L.P.                                        9.25%               10/1/2007         350           379,750
                                                                                                      ---------------
TOTAL                                                                                                         998,812
                                                                                                      ---------------

LEISURE 0.59%
Gaylord Entertainment Co.                                 8.00%              11/15/2013       1,010         1,066,813
                                                                                                      ---------------

MACHINERY 0.65%
Dresser-Rand Group Inc.+                                 7.375%               11/1/2014         515           538,175
Gardner Denver, Inc.+                                     8.00%                5/1/2013         125           127,083
JLG Industries, Inc.                                      8.25%                5/1/2008          30            31,575
Manitowoc Co., Inc. (The)                                7.125%               11/1/2013         450           472,500
                                                                                                      ---------------
TOTAL                                                                                                       1,169,333
                                                                                                      ---------------

MEDIA - BROADCAST 1.42%
Allbritton Communications Co.                             7.75%              12/15/2012         880           871,200
Clear Channel Communications, Inc.                       4.625%               1/15/2008         475           469,788
Paxson Communications Co.                                10.75%               7/15/2008         550           544,500
Sinclair Broadcast Group, Inc.                            8.00%               3/15/2012         400           412,000
Sinclair Broadcast Group, Inc.                            8.75%              12/15/2011         250           263,750
                                                                                                      ---------------
TOTAL                                                                                                       2,561,238
                                                                                                      ---------------

MEDIA - CABLE 2.98%
Charter Communications Holdings LLC                      10.00%                4/1/2009       1,000           777,500
Charter Communications Holdings II                       10.25%               9/15/2010         500           508,125
CSC Holdings, Inc.                                       8.125%               8/15/2009         850           864,875
DirecTV Holdings LLC+                                    6.375%               6/15/2015         275           275,000
DirecTV Holdings LLC                                     8.375%               3/15/2013         277           308,163
Echostar DBS Corp.                                       6.375%               10/1/2011         525           523,031
Echostar DBS Corp.                                       9.125%               1/15/2009         182           194,285
Insight Communications Co., Inc.**                 0.00%/12.25%   2/15/2006 & 2/15/2011       1,150         1,158,625
Mediacom Communications Corp.                             9.50%               1/15/2013         775           776,937
                                                                                                      ---------------
TOTAL                                                                                                       5,386,541
                                                                                                      ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                                                          PRINCIPAL
                                                      INTEREST                 MATURITY      AMOUNT
INVESTMENTS                                               RATE                     DATE       (000)             VALUE
---------------------------------------------------------------------------------------------------------------------
MEDIA - DIVERSIFIED 0.10%
Block Communications, Inc.                                9.25%               4/15/2009   $     175   $       187,250
                                                                                                      ---------------

MEDIA - SERVICES 0.71%
Interpublic Group of Cos., Inc. (The)                     6.25%              11/15/2014         285           267,562
Warner Music Group Corp.                                 7.375%               4/15/2014       1,000         1,015,000
                                                                                                      ---------------
TOTAL                                                                                                       1,282,562
                                                                                                      ---------------

METALS/MINING EXCLUDING STEEL 1.02%
Foundation PA Coal Co.                                    7.25%                8/1/2014         500           527,500
Novelis Inc.+(a)                                          7.25%               2/15/2015         500           504,375
Peabody Energy Corp.                                     5.875%               4/15/2016         800           804,000
                                                                                                      ---------------
TOTAL                                                                                                       1,835,875
                                                                                                      ---------------

NON-ELECTRIC UTILITIES 0.82%
SEMCO Energy, Inc.                                       7.125%               5/15/2008       1,450         1,483,473
                                                                                                      ---------------

NON-FOOD & DRUG RETAILERS 0.54%
Couche-Tard U.S. L.P.(a)                                  7.50%              12/15/2013         415           437,825
Saks, Inc.                                               7.375%               2/15/2019         540           542,700
                                                                                                      ---------------
TOTAL                                                                                                         980,525
                                                                                                      ---------------

OIL FIELD EQUIPMENT & SERVICES 1.16%
Hanover Compressor Co.                                   8.625%              12/15/2010         375           398,438
Hanover Compressor Co.                                    9.00%                6/1/2014         175           187,250
J. Ray McDermott, S.A.+                                  11.50%              12/15/2013         290           326,250
Key Energy Services, Inc.                                6.375%                5/1/2013         780           787,800
Pride Int'l., Inc.                                       7.375%               7/15/2014         360           396,900
                                                                                                      ---------------
TOTAL                                                                                                       2,096,638
                                                                                                      ---------------

PACKAGING 2.28%
Constar Int'l., Inc.                                     11.00%               12/1/2012         385           308,000
Crown Cork & Seal, Inc.                                  7.375%              12/15/2026       1,420         1,309,950
Graham Packaging Co., Inc.+                               8.50%              10/15/2012       1,000         1,015,000
Owens-Brockway Glass Container Inc.                       7.75%               5/15/2011         525           560,438
Owens-Brockway Glass Container Inc.                      8.875%               2/15/2009         560           597,800
Stone Container Finance Co. of Canada II(a)              7.375%               7/15/2014         350           330,750
                                                                                                      ---------------
TOTAL                                                                                                       4,121,938
                                                                                                      ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                                                          PRINCIPAL
                                                      INTEREST                 MATURITY      AMOUNT
INVESTMENTS                                               RATE                     DATE       (000)             VALUE
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS 1.11%
Alpharma Inc.+                                           8.625%                5/1/2011   $     840   $       825,300
Warner Chilcott Corp.+                                    8.75%                2/1/2015       1,200         1,173,000
                                                                                                      ---------------
TOTAL                                                                                                       1,998,300
                                                                                                      ---------------

PRINTING & PUBLISHING 1.54%
American Media, Inc.                                     10.25%                5/1/2009         150           150,750
Dex Media, Inc.**                                   0.00%/9.00%       11/15/2008 & 2013         500           405,000
Dex Media, Inc.                                           8.00%              11/15/2013         450           480,375
Dex Media West                                           9.875%               8/15/2013         536           613,720
Houghton Mifflin Co.                                      8.25%                2/1/2011         825           860,063
Primedia, Inc.                                           8.875%               5/15/2011         250           263,125
                                                                                                      ---------------
TOTAL                                                                                                       2,773,033
                                                                                                      ---------------

RAILROADS 0.05%
Union Pacific Corp.                                      3.625%                6/1/2010         100            96,196
                                                                                                      ---------------

RESTAURANTS 0.64%
Denny's Corp./Denny's Holdings Inc.                      10.00%               10/1/2012         825           862,125
O'Charley's, Inc.                                         9.00%               11/1/2013         275           298,375
                                                                                                      ---------------
TOTAL                                                                                                       1,160,500
                                                                                                      ---------------

SOFTWARE/SERVICES 0.28%
Electronic Data Systems Corp.                             6.50%                8/1/2013         500           511,961
                                                                                                      ---------------

STEEL PRODUCERS/PRODUCTS 0.23%
Allegheny Ludlum Corp.                                    6.95%              12/15/2025         425           410,600
                                                                                                      ---------------

SUPPORT - SERVICES 1.17%
Iron Mountain, Inc.                                       7.75%               1/15/2015       1,200         1,212,000
Iron Mountain, Inc.                                      8.625%                4/1/2013         500           520,000
United Rentals North America, Inc.                        7.75%              11/15/2013         385           380,188
                                                                                                      ---------------
TOTAL                                                                                                       2,112,188
                                                                                                      ---------------

TELECOM - FIXED LINE 0.20%
Level 3 Financing, Inc.+                                 10.75%              10/15/2011         420           355,950
                                                                                                      ---------------

TELECOM - INTEGRATED/SERVICES 2.11%
Cincinnati Bell, Inc.                                    8.375%               1/15/2014         575           592,250
INTELSAT Telecom Satellite+(a)                            8.25%               1/15/2013       1,250         1,296,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                                                          PRINCIPAL
                                                      INTEREST                 MATURITY      AMOUNT
INVESTMENTS                                               RATE                     DATE       (000)             VALUE
---------------------------------------------------------------------------------------------------------------------
Qwest Capital Funding, Inc.                               7.90%               8/15/2010   $   1,290   $     1,290,000
Qwest Corp.                                              7.875%                9/1/2011         375           392,812
Valor Telecom Enterprise LLC+                             7.75%               2/15/2015         235           232,063
                                                                                                      ---------------
TOTAL                                                                                                       3,804,000
                                                                                                      ---------------

TELECOM - WIRELESS 2.81%
Airgate PCS, Inc.                                        6.891%#             10/15/2011         255           262,013
Airgate PCS, Inc.+                                       9.375%                9/1/2009         325           342,875
Airgate PCS, Inc.                                        9.375%                9/1/2009         275           290,125
Centennial Communications Corp.                         10.125%               6/15/2013         875           993,125
Nextel Communications, Inc.                              7.375%                8/1/2015         440           477,400
Nextel Partners, Inc.                                    8.125%                7/1/2011       1,000         1,090,000
Rural Cellular Corp.                                     9.875%                2/1/2010         510           529,125
Triton PCS, Inc.                                          8.75%              11/15/2011         475           338,437
UbiquiTel Operating Co.                                  9.875%                3/1/2011         680           749,700
                                                                                                      ---------------
TOTAL                                                                                                       5,072,800
                                                                                                      ---------------

THEATERS & ENTERTAINMENT 0.77%
AMC Entertainment, Inc.                                   8.00%                3/1/2014         625           557,813
Carmike Cinemas, Inc. Class A                             7.50%               2/15/2014         220           200,475
LCE Acquisition Corp.+                                    9.00%                8/1/2014         650           632,125
                                                                                                      ---------------
TOTAL                                                                                                       1,390,413
                                                                                                      ---------------

TRANSPORTATION EXCLUDING AIR/RAIL 0.67%
CHC Helicopter Corp. Class A(a)                          7.375%                5/1/2014         300           300,750
Hornbeck Offshore Services, Inc.                         6.125%               12/1/2014         250           254,375
Offshore Logistics, Inc.                                 6.125%               6/15/2013         675           654,750
                                                                                                      ---------------
TOTAL                                                                                                       1,209,875
                                                                                                      ---------------
TOTAL HIGH YIELD CORPORATE BONDS (Cost $112,397,125)                                                      113,739,636
                                                                                                      ===============

U.S. TREASURY OBLIGATIONS 2.16%
U.S. Treasury Note                                       4.375%               5/15/2007       1,500         1,520,450
U.S. Treasury Note                                        5.00%               2/15/2011       2,250         2,391,241
                                                                                                      ---------------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,903,649)                                                           3,911,691
                                                                                                      ===============
TOTAL LONG-TERM INVESTMENTS (Cost $165,268,941)                                                           167,398,563
                                                                                                      ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (UNAUDITED)(CONCLUDED)
JUNE 30, 2005

                                                                                          PRINCIPAL
                                                      INTEREST                 MATURITY      AMOUNT
INVESTMENTS                                               RATE                     DATE       (000)             VALUE
---------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 8.00%

INVESTMENTS & MISCELLANEOUS
FINANCIAL SERVICES 7.93%
Federal Home Loan Bank                                    2.50%                7/1/2005   $  14,317   $    14,317,000
                                                                                                      ---------------

REPURCHASE AGREEMENT 0.07%
Repurchase Agreement dated 6/30/2005, 2.45%
due 7/1/2005 with State Street Bank & Trust
Co. collateralized by $130,000 of Federal
Home Loan Bank at 3.25% due 3/15/2007; value:
$131,138; proceeds: $124,549                                                                    124           124,541
                                                                                                      ---------------
TOTAL SHORT-TERM INVESTMENTS (Cost $14,441,541)                                                            14,441,541
                                                                                                      ===============
TOTAL INVESTMENTS IN SECURITIES 100.73% (Cost $179,710,482)                                               181,840,104
                                                                                                      ===============
LIABILITIES IN EXCESS OF OTHER ASSETS (0.73%)                                                              (1,323,444)
                                                                                                      ===============
NET ASSETS 100.00%                                                                                    $   180,516,660
                                                                                                      ===============

  * Non-income producing security.
 ** Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay a predetermined interest rate.
  + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
  # Variable rate security. The interest rate represents the rate at June 30,
    2005.
(a) Foreign security traded in U.S. dollars.
(b) Amount represents less than 1,000 shares.
(c) Securities purchased on a when-issued basis.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2005

ASSETS:
   Investment in securities, at value (cost $179,710,482)                        $  181,840,104
   Receivables:
     Interest and dividends                                                           2,439,571
     Investment securities sold                                                         723,986
     Capital shares sold                                                                115,815
     From advisor                                                                         7,329
   Prepaid expenses and other assets                                                      3,477
-----------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                     185,130,282
-----------------------------------------------------------------------------------------------
LIABILITIES:
   Payables:
     Investment securities purchased                                                  4,240,746
     Capital shares reacquired                                                          183,904
     Management fee                                                                      71,390
     Fund administration                                                                  5,743
     Directors' fees                                                                     13,631
     To bank                                                                                350
   Accrued expenses and other liabilities                                                97,858
-----------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                  4,613,622
===============================================================================================
NET ASSETS                                                                       $  180,516,660
===============================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                  $  174,027,173
Undistributed net investment income                                                   3,568,242
Accumulated net realized gain on investments                                            791,623
Net unrealized appreciation on investments                                            2,129,622
-----------------------------------------------------------------------------------------------
NET ASSETS                                                                       $  180,516,660
===============================================================================================
OUTSTANDING SHARES (50 MILLION SHARES OF COMMON STOCK AUTHORIZED, $.001 PAR
   VALUE)                                                                            15,051,999
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                                    $        11.99
===============================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2005

INVESTMENT INCOME:
Dividends                                                                        $      160,691
Interest                                                                              4,365,504
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                               4,526,195
-----------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                          379,339
Shareholder servicing                                                                   227,162
Professional                                                                             19,453
Reports to shareholders                                                                  16,000
Fund administration                                                                      30,347
Custody                                                                                   8,075
Directors' fees                                                                           4,487
Other                                                                                       990
-----------------------------------------------------------------------------------------------
Gross expenses                                                                          685,853
   Expense reductions (See Note 7)                                                       (2,564)
   Expenses assumed by advisor (See Note 3)                                             (16,638)
-----------------------------------------------------------------------------------------------
NET EXPENSES                                                                            666,651
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                 3,859,544
===============================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                                                 489,584
Net change in unrealized appreciation (depreciation) on investments                  (4,296,043)
===============================================================================================
NET REALIZED AND UNREALIZED LOSS                                                     (3,806,459)
===============================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $       53,085
===============================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FOR THE SIX MONTHS
                                                                    ENDED JUNE 30, 2005     FOR THE YEAR ENDED
INCREASE IN NET ASSETS                                                      (UNAUDITED)      DECEMBER 31, 2004
OPERATIONS:
Net investment income                                               $         3,859,544    $         6,133,461
Net realized gain (loss) on investments                                         489,584              2,668,895
Net change in unrealized appreciation (depreciation)
   on investments                                                            (4,296,043)               413,268
--------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             53,085              9,215,624
==============================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                 -             (6,836,598)
Net realized gain                                                                     -             (1,591,277)
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                   -             (8,427,875)
==============================================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                                31,895,695             57,742,544
Net proceeds in connection with acquisition of the
   Phoenix-Lord Abbett Bond-Debenture Series                                 23,385,336                      -
Reinvestment of distributions                                                         -              8,427,875
Cost of shares reacquired                                                   (13,018,037)           (24,942,489)
--------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                           42,262,994             41,227,930
==============================================================================================================
NET INCREASE IN NET ASSETS                                                   42,316,079             42,015,679
==============================================================================================================
NET ASSETS:
Beginning of period                                                         138,200,581             96,184,902
--------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                       $       180,516,660    $       138,200,581
==============================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
   INVESTMENT INCOME                                                $         3,568,242    $          (291,302)
==============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS


                                                          SIX MONTHS
                                                            ENDED                   YEAR ENDED 12/31               12/3/2001(c)
                                                           6/30/05        ------------------------------------         TO
                                                         (UNAUDITED)          2004         2003         2002       12/31/2001
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                      $    12.05      $    11.90     $  10.58     $  10.03     $    10.00
                                                          ==========      ==========     ========     ========     ==========
Investment operations:
   Net investment income(a)                                      .30             .64          .67          .57            .03
   Net realized and unrealized gain (loss)                      (.36)            .30         1.23          .23              -(e)
                                                          ----------      ----------     --------     --------     ----------
     Total from investment operations                           (.06)            .94         1.90          .80            .03
                                                          ----------      ----------     --------     --------     ----------
Distributions to shareholders from:
   Net investment income                                           -            (.64)        (.48)        (.22)             -
   Net realized gain                                               -            (.15)        (.10)        (.03)             -
                                                          ----------      ----------     --------     --------     ----------
     Total distributions                                           -            (.79)        (.58)        (.25)             -
                                                          ----------      ----------     --------     --------     ----------
NET ASSET VALUE, END OF PERIOD                            $    11.99      $    12.05     $  11.90     $  10.58     $    10.03
                                                          ==========      ==========     ========     ========     ==========
Total Return(b)                                                (.50)%(d)        7.89%       18.01%        7.92%           .30%(d)

RATIOS TO AVERAGE NET ASSETS:
   Expenses, including expense
     reductions and expenses assumed                             .44%(d)         .90%         .90%         .85%           .07%(d)
   Expenses, excluding expense
     reductions and expenses assumed                             .45%(d)         .98%         .99%        1.62%           .33%(d)
   Net investment income                                        2.52%(d)        5.30%        5.78%        5.39%           .34%(d)


                                                          SIX MONTHS
                                                            ENDED                   YEAR ENDED 12/31               12/3/2001(c)
                                                           6/30/05        ------------------------------------         TO
                                                          (UNAUDITED)         2004         2003         2002       12/31/2001
=============================================================================================================================
SUPPLEMENTAL DATA:
   Net assets, end of period (000)                        $  180,517      $  138,201     $ 96,185     $ 23,763     $    1,003
   Portfolio turnover rate                                     30.63%          44.01%       44.40%      105.79%         21.07%

(a) Calculated using average shares outstanding during the period.
(b) Total return assumes the reinvestment of all distributions.
(c) Commencement of operations.
(d) Not annualized.
(e) Amount is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers Bond-Debenture Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual fund, are generally allocated to the funds within the Company on a pro rata basis.

(f) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on the Fund's average daily net assets at an annual rate of .50%.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the fiscal year ending December 31, 2005, Lord Abbett has contractually agreed to limit the Fund's other expenses (excluding management fee) to an annual rate of .40% of average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the six months ended June 30, 2005, the Fund incurred expenses of $237,670 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.  DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the six months ended June 30, 2005 and for the fiscal year ended December 31, 2004 are as follows:

                                      SIX MONTHS
                                 ENDED 6/30/2005    YEAR ENDED
                                     (UNAUDITED)    12/31/2004
--------------------------------------------------------------
Distributions paid from:
Ordinary income                      $         -  $  7,206,289
Net long-term capital gains                    -     1,221,586
--------------------------------------------------------------
   Total distributions paid          $         -  $  8,427,875
==============================================================

As of June 30, 2005, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                         $   180,495,005
------------------------------------------------
Gross unrealized gain                  4,794,715
Gross unrealized loss                 (3,449,616)
------------------------------------------------
   Net unrealized security gain  $     1,345,099
================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales, and other temporary tax adjustments.

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2005 are as follows:

U.S.                NON-U.S.           U.S.         NON-U.S.
GOVERNMENT        GOVERNMENT     GOVERNMENT       GOVERNMENT
PURCHASES*         PURCHASES         SALES*            SALES
------------------------------------------------------------
$ 31,692,466    $ 49,464,745   $ 14,623,977     $ 27,342,488

*Includes U.S. Government sponsored enterprises securities.

6.  DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in

Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7.  EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.  CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9.  INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield bonds (sometimes called "lower-rated debt securities" or "junk bonds") in which the Fund may invest. Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield securities are subject to greater price fluctuations, as well as additional risks.

The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. The prepayment rate will affect the price and volatility of a mortgage-related security. Some of these securities may be those of such government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. Such securities are guaranteed with respect to the timely payment of interest and principal by the particular government sponsored enterprise involved, not by the U.S. Government.

The Fund may invest up to 20% of its net assets in equity securities which may subject it to the general risks and considerations associated with investing in equity securities. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests.

The Fund may invest up to 20% of its net assets in foreign securities, which may present increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund's performance.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONCLUDED)

10.  SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

                                                    SIX MONTHS
                                           ENDED JUNE 30, 2005          YEAR ENDED
                                                   (UNAUDITED)   DECEMBER 31, 2004
----------------------------------------------------------------------------------
Shares sold                                          2,661,650           4,751,002
Shares issued in reorganization (See Note 11)        2,017,717                   -
Reinvestment of distributions                                -             701,155
Shares reacquired                                   (1,097,127)         (2,061,950)
----------------------------------------------------------------------------------
Increase                                             3,582,240           3,390,207
----------------------------------------------------------------------------------

11.  REORGANIZATION

After the close of business on April 29, 2005, the Fund acquired the net assets of the Phoenix-Lord Abbett Bond-Debenture Series pursuant to a plan of reorganization approved by Phoenix-Lord Abbett Bond-Debenture Series shareholders on April 12, 2005. The acquisition was accomplished by a tax-free exchange of 2,017,717 shares (valued at $23,385,336) of the Fund for the 2,114,305 shares of Phoenix-Lord Abbett Bond-Debenture Series outstanding on April 29, 2005. Phoenix-Lord Abbett Bond-Debenture Series' net assets at that date, including $285,615 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund and Phoenix Lord Abbett Bond-Debenture Series immediately before the acquisition were $144,433,446 and $23,385,336, respectively. The aggregate net assets of the Fund immediately after the acquisition were $167,818,782.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces the Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2005 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

APPROVAL OF ADVISORY CONTRACT

At a meeting on December 9, 2004, the Board, including all Directors who are not interested persons, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration.

The materials received by the Board as to the Fund included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2004, (2) information on the effective management fee rates and expense ratios for funds with similar objectives and similar size (the "peer group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the Fund's performance was in the fifth quintile of its performance universe for the nine-month and one-year periods and in the third quintile for the period since inception (November 30, 2001).

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees of the Fund were approximately seventeen basis points below the median of the peer group and that the actual management and administrative services fees were approximately thirteen basis points below the median. The Board noted that the actual total expense ratio was approximately six basis points below the median of the peer group. Mr. Dow noted that Lord Abbett had implemented an expense cap for the Fund that limited all expenses other than management fees to forty basis points, resulting in a total expense ratio of 0.90%. The Board noted that this total expense ratio was approximately six basis points below the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

[LORD ABBETT(R) LOGO]

  This report when not used for the
      general information of
  shareholders of the Fund is to be
   distributed only if preceded or
    accompanied by a current Fund                   Lord Abbett Series Fund, Inc.
             Prospectus.                                   Bond-Debenture Portfolio

Lord Abbett Mutual Fund shares are distributed by                                          LASFBD-3-0605
    LORD ABBETT DISTRIBUTOR LLC                                                                  (08/05)

[LORD ABBETT LOGO]

                                      2005
                                   SEMIANNUAL
                                     REPORT

  LORD ABBETT SERIES FUND
     GROWTH AND INCOME
     PORTFOLIO


  FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005

LORD ABBETT SERIES FUND - GROWTH AND INCOME PORTFOLIO
SEMIANNUAL REPORT
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of Lord Abbett Series Fund--Growth and Income Portfolio's strategies and performance for the six-month period ended June 30, 2005. On this and the following pages, we discuss the major factors that influenced performance.

    Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q:  WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: For most of the six-month period ended June 30, 2005, the U.S. economy showed signs of healthy growth. Consumer spending during the period grew slightly faster than its 30-year average, business spending expanded at near double-digit rates, residential housing demand surged on continued declines in mortgage rates, and corporate fundamentals remained strong. Although investor optimism waned in April 2005 as energy prices soared and the stock market relinquished some of its previous gains, economic trends again turned more positive in May 2005 and June 2005 as consumer confidence increased. The stock market rose in May 2005 and remained unchanged in June 2005. Overall, for the six-month period ended June 30, 2005, equities drifted marginally lower.

    Of greatest note, the Federal Reserve Board (the Fed) continued its measured pace of interest rate hikes, raising the fed funds rate in 0.25 percent increments in December 2004, February, March, May, and June 2005, bringing the rate to 3.25 percent at the close of the six-month period ended June 30, 2005. The June 30, 2005, interest rate hike marked the ninth quarter-point increase since June 2004. (The fed funds rate is the interest rate charged by banks with excess reserves at a Federal Reserve Board district bank to other banks needing overnight loans to meet reserve requirements.)

    Longer-term rates, however, were less obliging, actually falling over the six-month period ended June 30, 2005, albeit with considerable volatility along the way. As yields on short-term maturities declined, the bellwether 10-year Treasury note began the period at 4.22 percent, dropped to 3.89 percent in early June, and finished the period at 3.92 percent on June 30, 2005. As the difference between short-term rates and long-term rates diminished, the yield curve flattened. (The yield curve is a graphic representation of short-term versus long-term interest rates.)

    Meanwhile, broad stock indices finished calendar 2004 strong, but stumbled out of the gate in early 2005. By the end of first quarter 2005, the S&P 500(R) Index(1) had declined 2.2 percent, largely reflecting investors' concerns that rising oil and gas prices would hurt economic growth by cutting into corporate profits and dampening consumer spending. Even with an agreement among members of the Organization of Petroleum Exporting Countries (OPEC) to increase oil production, crude oil prices climbed to over $57 per barrel.

    Nonetheless, U.S. housing starts reached their highest reported level in 21 years, and the unemployment rate remained essentially unchanged at 5.1 percent through May 2005, except for a small uptick to 5.4 percent in February 2005. In June 2005, the unemployment rate declined to 5.0 percent.

    By April 2005, the Consumer Price Index (CPI) showed a slight upward bias. (The CPI is a commonly used measure of inflation, which reflects changes in the prices paid by urban consumers for a representative basket of goods and services.) In May 2005, the CPI decreased slightly, but then trended up again in June 2005.

    Also in April 2005, for the third consecutive month, the Consumer Confidence Index (CCI) declined. (Based on a representative sample of 5,000 households, the CCI measures consumer confidence about current business, employment, and economic conditions, as well as their expectations for the next six months.) However, this downward trend was interrupted in May and June 2005, with two consecutive increases in the CCI ending the six-month period on a positive note.

Q:  HOW DID THE FUND PERFORM OVER THE SIX-MONTH PERIOD ENDED JUNE 30, 2005?

A: Lord Abbett Series Fund--Growth and Income Portfolio returned -3.1 percent, reflecting performance relative to the benchmark at the net asset value (NAV) of Class VC shares, with all distributions reinvested, for the six-month period ended June 30, 2005. The fund's benchmark, the S&P 500(R) Index,(1) returned -0.8 percent in the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2005, ARE: 1 YEAR: 5.43 PERCENT, 5 YEARS: 5.27 PERCENT, AND 10 YEARS:
10.63 PERCENT. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions, but does not include mortality and expense charges, any administrative policy charges, or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges.

    PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q:  WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: An overweight position within the poor-performing industrials sector was the greatest detractor to fund performance relative to the benchmark for the six-month period ended June 30, 2005. Stock selection among the industrials also hurt performance relative to the benchmark. A transportation holding disappointed in reaction to higher energy prices. A global provider of diversified products and services posted weak returns for the six-month period ended June 30, 2005, as did a machinery manufacturer, which experienced a slowdown in orders. In addition, an overweight position within the materials sector hurt performance. The materials sector includes companies that provide substances usually derived from natural resources, including chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products companies. A producer of paper, packaging, and forest products and an aluminum products producer performed poorly because of slowing demand in first quarter 2005 as energy prices rose. In addition, a gold company disappointed based on overall declining gold prices during parts of this period ended June 30, 2005. Both the industrials and materials sectors tend to be cyclical and generally more sensitive to changes in the economy.

    An underweight position within the underperforming information technology sector was the largest positive contributor to fund performance relative to the benchmark. The best performing holding within the sector was a personal computer company, which outperformed as consumer demand for its products exceeded expectations. An underweight position and stock selection within the consumer discretionary sector also helped performance. The consumer discretionary sector includes stocks in the consumer durables, apparel, media, hotel, and leisure industries. A clothing retailer outperformed based on the positive impact of a change in senior management and a successful refocusing of its merchandising strategies. In addition, a manufacturer of plastic and rubber home goods reported strong returns owing to cost cutting and enhanced financial management practices.

    THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

    A PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT A FUND, INCLUDING ITS INVESTMENT OBJECTIVES, RISKS, CHARGES, AND ONGOING EXPENSES, THAT AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. This popular index includes a representative sample of leading companies in leading industries. The index is unmanaged, does not reflect the deduction of fees or expenses, and is not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the fund's management and the portfolio holdings described in this report are as of June 30, 2005; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the fund, please see the fund's prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

EXPENSE EXAMPLE

    As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 through June 30, 2005).

    The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

ACTUAL EXPENSES

    The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 1/1/05 - 6/30/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5.0% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5.0% hypothetical example with the 5.0% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                            BEGINNING       ENDING      EXPENSES
                                             ACCOUNT        ACCOUNT    PAID DURING
                                              VALUE          VALUE       PERIOD+
                                           ----------    -----------    --------
                                                                        1/1/05 -
                                             1/1/05        6/30/05       6/30/05
Actual                                     $ 1,000.00    $    969.50    $   4.49
Hypothetical (5% Return Before Expenses)   $ 1,000.00    $  1,020.23    $   4.61

+ Expenses are equal to the Fund's annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
JUNE 30, 2005

SECTOR                                %*
Consumer Discretionary               6.19%
Consumer Staples                    12.76%
Energy                               8.52%
Financials                          11.18%
Healthcare                          16.82%
Industrials                         16.91%
Information Technology               7.31%
Materials                            9.80%
Short-Term Investment                4.65%
Telecommunication Services           4.34%
Utilities                            1.52%
Total                              100.00%

*   Represents percent of total investments.

SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 2005

                                                                           VALUE
INVESTMENTS                                                  SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS 95.59%

AEROSPACE & DEFENSE 2.21%
General Dynamics Corp.                                      103,740   $   11,364
Honeywell Int'l., Inc.                                      300,875       11,021
Raytheon Co.                                                208,374        8,151
                                                                      ----------
TOTAL                                                                     30,536
                                                                      ----------

AIR FREIGHT & COURIERS 0.88%
United Parcel Service, Inc. Class B                         174,700       12,082
                                                                      ----------

BEVERAGES 2.32%
Diageo plc ADR                                              123,787        7,341
PepsiCo, Inc.                                               458,205       24,711
                                                                      ----------
TOTAL                                                                     32,052
                                                                      ----------

BIOTECHNOLOGY 0.66%
MedImmune, Inc.*                                            340,196        9,090
                                                                      ----------

CHEMICALS 4.22%
E.I. du Pont de
Nemours & Co.                                               587,491       25,268
Monsanto Co.                                                167,498       10,531
Potash Corp. of
Saskatchewan, Inc.(a)                                        67,666        6,467
Praxair, Inc.                                               340,746       15,879
                                                                      ----------
TOTAL                                                                     58,145
                                                                      ----------

COMMERCIAL BANKS 3.83%
Bank of America Corp.                                       408,353       18,625
Bank of New York Co.,
Inc. (The)                                                  561,911       16,172
Marshall & Ilsley Corp.                                     117,775        5,235
Mellon Financial Corp.                                      167,116        4,794
Wachovia Corp.                                              161,509        8,011
                                                                      ----------
TOTAL                                                                     52,837
                                                                      ----------

COMMERCIAL SERVICES & SUPPLIES 1.17%
Waste Management, Inc.                                      570,016       16,154
                                                                      ----------

COMMUNICATIONS EQUIPMENT 1.78%
Motorola, Inc.                                            1,341,965   $   24,504
                                                                      ----------

COMPUTERS & PERIPHERALS 2.08%
EMC Corp.*                                                  965,100       13,232
Hewlett-Packard Co.                                         660,405       15,526
                                                                      ----------
TOTAL                                                                     28,758
                                                                      ----------

CONSTRUCTION & ENGINEERING 0.36%
Fluor Corp.                                                  87,236        5,024
                                                                      ----------

DIVERSIFIED FINANCIALS 4.69%
Citigroup, Inc.                                             444,875       20,567
Goldman Sachs Group, Inc. (The)                              95,389        9,732
JPMorgan Chase & Co.                                        734,751       25,951
Merrill Lynch & Co., Inc.                                   102,113        5,617
Mitsubishi Tokyo
Financial Group, Inc. ADR                                   338,200        2,868
                                                                      ----------
TOTAL                                                                     64,735
                                                                      ----------

DIVERSIFIED TELECOMMUNICATION SERVICES 4.35%
BellSouth Corp.                                             241,578        6,419
SBC Communications, Inc.                                    869,510       20,651
Sprint FON Group                                            381,200        9,564
Verizon Communications, Inc.                                676,637       23,378
                                                                      ----------
TOTAL                                                                     60,012
                                                                      ----------

ELECTRIC UTILITIES 1.04%
Ameren Corp.                                                 25,900        1,432
PG&E Corp.                                                   68,500        2,572
Progress Energy, Inc.                                       179,338        8,113
Southern Co.                                                 62,500        2,167
                                                                      ----------
TOTAL                                                                     14,284
                                                                      ----------

ELECTRICAL EQUIPMENT 1.06%
Emerson Electric Co.                                        234,490       14,686
                                                                      ----------

                        SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                                           VALUE
INVESTMENTS                                                  SHARES        (000)
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES 3.54%
Baker Hughes, Inc.                                          378,305   $   19,354
Schlumberger Ltd.(a)                                        388,800       29,526
                                                                      ----------
TOTAL                                                                     48,880
                                                                      ----------

FOOD & STAPLES RETAILING 2.71%
CVS Corp.                                                   481,400       13,994
Kroger Co.*                                               1,232,077       23,447
                                                                      ----------
TOTAL                                                                     37,441
                                                                      ----------

FOOD PRODUCTS 3.57%
Campbell Soup Co.                                           239,902        7,382
H.J. Heinz Co.                                              266,130        9,426
Kraft Foods, Inc. Class A                                 1,017,605       32,370
                                                                      ----------
TOTAL                                                                     49,178
                                                                      ----------

GAS UTILITIES 0.49%
El Paso Corp.                                               582,300        6,708
                                                                      ----------

HEALTHCARE EQUIPMENT & SUPPLIES 2.11%
Baxter Int'l., Inc.                                         705,322       26,167
Guidant Corp.                                                43,500        2,928
                                                                      ----------
TOTAL                                                                     29,095
                                                                      ----------

HEALTHCARE PROVIDERS & SERVICES 2.16%
Cardinal Health, Inc.                                       355,499       20,469
CIGNA Corp.                                                  87,600        9,376
                                                                      ----------
TOTAL                                                                     29,845
                                                                      ----------

HOUSEHOLD DURABLES 0.61%
Newell Rubbermaid, Inc.                                     353,097        8,418
                                                                      ----------

HOUSEHOLD PRODUCTS 2.70%
Clorox Co. (The)                                            174,366        9,715
Kimberly-Clark Corp.                                        237,125       14,842
Procter & Gamble Co. (The)                                  239,164       12,616
                                                                      ----------
TOTAL                                                                     37,173
                                                                      ----------

INDUSTRIAL CONGLOMERATES 3.72%
General Electric Co.                                      1,211,900   $   41,992
Tyco Int'l. Ltd.(a)                                         320,649        9,363
                                                                      ----------
TOTAL                                                                     51,355
                                                                      ----------

INSURANCE 2.69%
Aflac, Inc.                                                  58,951        2,551
American Int'l. Group, Inc.                                 307,311       17,855
Chubb Corp. (The)                                            36,200        3,099
Hartford Financial
Services Group, Inc. (The)                                  181,384       13,564
                                                                      ----------
TOTAL                                                                     37,069
                                                                      ----------

INTERNET SOFTWARE & SERVICES 0.98%
Automatic Data
Processing, Inc.                                            322,990       13,556
                                                                      ----------

IT SERVICES 0.22%
Electronic Data Systems Corp.                               155,900        3,001
                                                                      ----------

MACHINERY 5.98%
Caterpillar, Inc.                                           135,233       12,889
Deere & Co.                                                 454,902       29,791
Eaton Corp.                                                 143,632        8,604
Illinois Tool Works, Inc.                                    55,131        4,393
Pall Corp.                                                  193,085        5,862
Parker Hannifin Corp.                                       337,002       20,897
                                                                      ----------
TOTAL                                                                     82,436
                                                                      ----------

MEDIA 4.37%
Comcast Corp. Class A*                                      663,253       19,864
Tribune Co.                                                 356,365       12,537
Viacom, Inc. Class B                                        208,619        6,680
Walt Disney Co. (The)                                       843,592       21,242
                                                                      ----------
TOTAL                                                                     60,323
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (UNAUDITED)(CONCLUDED)
JUNE 30, 2005

                                                                           VALUE
INVESTMENTS                                                  SHARES        (000)
--------------------------------------------------------------------------------
METALS & MINING 3.74%
Alcoa, Inc.                                                 351,558   $    9,186
Barrick Gold Corp.(a)                                       586,613       14,683
Newmont Mining Corp.                                        708,878       27,668
                                                                      ----------
TOTAL                                                                     51,537
                                                                      ----------

MULTI-LINE RETAIL 0.83%
Wal-Mart Stores, Inc.                                       236,800       11,414
                                                                      ----------

OFFICE ELECTRONICS 0.86%
Xerox Corp.*                                                857,534       11,825
                                                                      ----------

OIL & GAS 5.00%
Exxon Mobil Corp.                                         1,199,671       68,945
                                                                      ----------

PAPER & FOREST PRODUCTS 1.87%
International Paper Co.                                     852,784       25,763
                                                                      ----------

PERSONAL PRODUCTS 1.49%
Gillette Co. (The)                                          405,832       20,547
                                                                      ----------

PHARMACEUTICALS 11.93%
Bristol-Myers Squibb Co.                                    376,300        9,400
GlaxoSmithKline plc ADR                                     420,720       20,409
Johnson & Johnson                                           147,300        9,575
Merck & Co., Inc.                                           337,987       10,410
Novartis AG ADR                                             639,857       30,355
Pfizer, Inc.                                              1,348,127       37,181
Schering-Plough Corp.                                       728,170       13,879
Wyeth                                                       748,428       33,305
                                                                      ----------
TOTAL                                                                    164,514
                                                                      ----------
ROAD & RAIL 1.56%
Canadian National Railway Co.(a)                            133,008        7,668
Union Pacific Corp.                                         212,947       13,799
                                                                      ----------
TOTAL                                                                     21,467
                                                                      ----------

SOFTWARE 1.41%
BEA Systems, Inc.*                                           90,400   $      794
Microsoft Corp.                                             752,700       18,697
                                                                      ----------
TOTAL                                                                     19,491
                                                                      ----------

TEXTILES & APPAREL 0.40%
NIKE, Inc. Class B                                           63,248        5,477
                                                                      ----------
TOTAL COMMON STOCKS
(Cost $1,238,125,839)                                                  1,318,357
                                                                      ==========

                                                          PRINCIPAL
                                                             AMOUNT
                                                              (000)
                                                          ---------
SHORT-TERM INVESTMENT 4.65%

REPURCHASE AGREEMENT 4.65%

Repurchase Agreement
dated 6/30/2005,
2.45% due 7/1/2005
with State Street
Bank & Trust Co.
collateralized by
$58,000,000 of
United States
Treasury Bonds
at 5.50% and 6.25%
due 8/15/2028 and
5/15/2030;
value: $70,042,748;
proceeds: $64,233,358
(Cost $64,228,987)                                        $  64,229       64,229
                                                                     ===========
TOTAL INVESTMENTS IN
SECURITIES 100.24%
(Cost $1,302,354,826)                                                  1,382,586
                                                                     ===========
LIABILITIES IN EXCESS OF CASH
AND OTHER ASSETS (0.24%)                                                  (3,370)
                                                                     -----------
NET ASSETS 100.00%                                                   $ 1,379,216
                                                                     ===========

 *  Non-income producing security.
(a) Foreign security traded in U.S. dollars.
ADR American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2005

ASSETS:
   Investment in securities, at value (cost $1,302,354,826)                                        $  1,382,586,200
   Cash                                                                                                     543,992
   Receivables:
     Interest and dividends                                                                               1,749,902
     Investment securities sold                                                                           3,893,199
     Capital shares sold                                                                                  1,847,106
   Prepaid expenses and other assets                                                                          1,313
-------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                                       1,390,621,712
-------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payables:
     Investment securities purchased                                                                      9,362,695
     Capital shares reacquired                                                                              653,758
     Management fee                                                                                         559,884
     Fund administration                                                                                     44,624
     Directors' fees                                                                                         54,565
   Accrued expenses and other liabilities                                                                   730,448
-------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                                     11,405,974
===================================================================================================================
NET ASSETS                                                                                         $  1,379,215,738
===================================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                                    $  1,232,085,746
Undistributed net investment income                                                                       6,524,842
Accumulated net realized gain on investments                                                             60,373,776
Net unrealized appreciation on investments                                                               80,231,374
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                         $  1,379,215,738
===================================================================================================================
OUTSTANDING SHARES (200 MILLION SHARES OF COMMON STOCK AUTHORIZED, $.001 PAR VALUE)                      52,351,952
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                                                       $          26.35
===================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2005

INVESTMENT INCOME:
Dividends                                                                                          $     11,578,076
Interest                                                                                                    694,796
Foreign withholding tax                                                                                    (102,374)
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                  12,170,498
-------------------------------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                                            3,097,628
Shareholder servicing                                                                                     2,173,035
Professional                                                                                                 30,879
Reports to shareholders                                                                                      69,736
Fund administration                                                                                         247,810
Custody                                                                                                      45,440
Directors' fees                                                                                              36,056
Registration                                                                                                    151
Other                                                                                                         7,385
-------------------------------------------------------------------------------------------------------------------
Gross expenses                                                                                            5,708,120
   Expense reductions (See Note 7)                                                                           (9,817)
-------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                                              5,698,303
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                     6,472,195
===================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                                                                  58,124,581
Net change in unrealized appreciation (depreciation) on investments                                     (92,573,174)
===================================================================================================================
NET REALIZED AND UNREALIZED LOSS                                                                        (34,448,593)
===================================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $    (27,976,398)
===================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                             FOR THE SIX MONTHS
                                                            ENDED JUNE 30, 2005  FOR THE YEAR ENDED
INCREASE IN NET ASSETS                                              (UNAUDITED)  DECEMBER 31, 2004
OPERATIONS:
Net investment income                                          $      6,472,195    $      9,276,906
Net realized gain (loss) on investments                              58,124,581          30,624,701
Net change in unrealized appreciation (depreciation)
   on investments                                                   (92,573,174)         81,505,691
---------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  (27,976,398)        121,407,298
===================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                         -          (9,193,960)
Net realized gain                                                             -          (9,345,787)
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                           -         (18,539,747)
===================================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                       226,171,408         485,516,739
Net proceeds in connection with acquisition of the
   Phoenix-Lord Abbett Large-Cap Value Series                        97,205,428                   -
Reinvestment of distributions                                                 -          18,539,747
Cost of shares reacquired                                           (92,781,479)        (75,309,898)
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                  230,595,357         428,746,588
===================================================================================================
NET INCREASE IN NET ASSETS                                          202,618,959         531,614,139
===================================================================================================
NET ASSETS:
Beginning of period                                               1,176,596,779         644,982,640
---------------------------------------------------------------------------------------------------
END OF PERIOD                                                  $  1,379,215,738    $  1,176,596,779
===================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                            $      6,524,842    $         52,647
===================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS


                                       SIX MONTHS
                                          ENDED                            YEAR ENDED 12/31
                                        6/30/2005      --------------------------------------- -----------------------
                                       (UNAUDITED)       2004         2003         2002          2001         2000
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE,
  BEGINNING OF PERIOD                  $    27.18      $    24.52   $    18.83   $    23.11    $    25.45   $    22.16
                                       ==========      ==========   ==========   ==========    ==========   ==========

Investment operations:
  Net investment income(a)                    .14             .27          .20          .14           .18          .22
  Net realized and
    unrealized gain (loss)                   (.97)           2.83         5.64        (4.31)        (1.90)        3.27
                                       ----------      ----------   ----------   ----------    ----------   ----------
    Total from investment
      operations                             (.83)           3.10         5.84        (4.17)        (1.72)        3.49
                                       ----------      ----------   ----------   ----------    ----------   ----------
Distributions to
  shareholders from:
  Net investment income                         -            (.22)        (.15)        (.11)         (.12)        (.20)
  Net realized gain                             -            (.22)           -            -(c)       (.50)           -
                                       ----------      ----------   ----------   ----------    ----------   ----------
    Total distributions                         -            (.44)        (.15)        (.11)         (.62)        (.20)
                                       ----------      ----------   ----------   ----------    ----------   ----------
NET ASSET VALUE, END OF PERIOD         $    26.35      $    27.18   $    24.52   $    18.83    $    23.11   $    25.45
                                       ==========      ==========   ==========   ==========    ==========   ==========

Total Return(b)                             (3.05)%(d)      12.65%       31.01%      (18.03)%       (6.72)%      15.78%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense
    reductions                                .46%(d)         .89%         .85%         .94%          .97%        1.02%
  Expenses, excluding expense
    reductions                                .46%(d)         .89%         .85%         .94%          .97%        1.03%
  Net investment income                       .52%(d)        1.05%         .93%         .70%          .76%         .97%


                                       SIX MONTHS
                                          ENDED                            YEAR ENDED 12/31
                                        6/30/2005     ---------------------------------------------------------------
                                       (UNAUDITED)      2004         2003         2002         2001         2000
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
  Net Assets, end of
    period (000)                      $ 1,379,216     $ 1,176,597   $  644,983   $  259,691   $  183,562   $   81,889
  Portfolio turnover rate                   25.15%          27.91%       31.16%       51.79%       60.79%       42.00%

(a) Calculated using average shares outstanding during the period.
(b) Total return assumes the reinvestment of all distributions.
(c) Amount is less than $.01.
(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers Growth and Income Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated among the funds within the Company on a pro rata basis.

(f) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on the Fund's average daily net assets at an annual rate of .50%.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the six months ended June 30, 2005, the Fund incurred expenses of $2,149,048 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.  DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the six months ended June 30, 2005 and for the fiscal year ended December 31, 2004 are as follows:

                                              SIX MONTHS
                                         ENDED 6/30/2005          YEAR ENDED
                                             (UNAUDITED)          12/31/2004
----------------------------------------------------------------------------
Distributions paid from:
Ordinary income                            $           -    $      9,193,960
Net long-term capital gains                            -           9,345,787
----------------------------------------------------------------------------
   Total distributions paid                $           -    $     18,539,747
============================================================================

As of June 30, 2005, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                    $  1,311,229,479
------------------------------------------------------------
Gross unrealized gain                            102,926,260
Gross unrealized loss                            (31,569,539)
------------------------------------------------------------
   Net unrealized security gain             $     71,356,721
============================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales, and other temporary tax adjustments.

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2005 were as follows:

PURCHASES            SALES
-----------------------------------
$  448,043,869       $  299,905,678

There were no purchases or sales of U.S. Government securities for the six months ended June 30, 2005.

6.  DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts had been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7.  EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONCLUDED)

8.  CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9.  INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Large company value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect the Fund's performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

                                                               SIX MONTHS ENDED
                                                                  JUNE 30, 2005          YEAR ENDED
                                                                    (UNAUDITED)   DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------
Shares sold                                                           8,794,423          19,285,979
Shares issued in reorganization (See Note 11)                         3,737,233                   -
Reinvestment of distributions                                                 -             686,403
Shares reacquired                                                    (3,469,758)         (2,988,676)
---------------------------------------------------------------------------------------------------
Increase                                                              9,061,898          16,983,706
---------------------------------------------------------------------------------------------------

11. REORGANIZATION

After the close of business on April 29, 2005, the Fund acquired the net assets of the Phoenix-Lord Abbett Large-Cap Value Series pursuant to a plan of reorganization approved by Phoenix-Lord Abbett Large-Cap Value Series shareholders on April 12, 2005. The acquisition was accomplished by a tax-free exchange of 3,737,233 shares (valued at $97,205,428) of the Fund for the 7,250,139 shares of Phoenix-Lord Abbett Large-Cap Value Series outstanding on April 29, 2005. Phoenix-Lord Abbett Large-Cap Value Series' net assets at that date, including $7,237,561 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund and Phoenix Lord Abbett Large-Cap Value Series immediately before the acquisition were $1,216,447,332 and $97,205,428, respectively. The aggregate net assets of the Fund immediately after the acquisition were $1,313,652,760.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2005 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

APPROVAL OF ADVISORY CONTRACT

At a meeting on December 9, 2004, the Board, including all Directors who are not interested persons, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration.

The materials received by the Board as to the Fund included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2004, (2) information on the effective management fee rates and expense ratios for funds with similar objectives and similar size (the "peer group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted noted that the Fund's performance was in the third quintile of its performance universe for the nine-month and one-year periods and in the first quintile for the three-, five-, and ten-year periods. The Board also noted that the Fund's performance was below that of the Lipper Large-Cap Value Index for the nine-month and one-year periods, but above that of the Index for the three-, five-, and ten-year periods.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that, as of September 30, 2004, the actual and contractual combined management and administrative services fees were between three and four basis points below the median of the peer group. The Board also noted that the total expense ratio of the Fund was approximately one basis point below the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

[LORD ABBETT(R) LOGO]

    This report when not used for the general
  information of shareholders of the Fund is to
  be distributed only if preceded or accompanied     Lord Abbett Series Fund, Inc.
          by a current Fund Prospectus.                Growth and Income Portfolio

Lord Abbett Mutual Fund shares are distributed by                                     LASFGI-3-0605
            LORD ABBETT DISTRIBUTOR LLC                                                     (08/05)

[LORD ABBETT LOGO]

                                      2005
                                   SEMIANNUAL
                                     REPORT


LORD ABBETT SERIES FUND
   GROWTH OPPORTUNITIES
     PORTFOLIO


FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005

LORD ABBETT SERIES FUND - GROWTH OPPORTUNITIES PORTFOLIO SEMIANNUAL REPORT FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of Lord Abbett Series Fund - Growth Opportunities Portfolio's strategies and performance for the six-month period ended June 30, 2005. On this and the following pages, we discuss the major factors that influenced performance.

     Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow
ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: For most of the six-month period ended June 30, 2005, the U.S. economy showed signs of healthy growth. Consumer spending during the period grew slightly faster than its 30-year average, business spending expanded at near double-digit rates, residential housing demand surged on continued declines in mortgage rates, and corporate fundamentals remained strong. Although investor optimism waned in April 2005 as energy prices soared and the stock market relinquished some of its previous gains, economic trends again turned more positive in May 2005 and June 2005 as consumer confidence increased. The stock market rose in May 2005 and remained unchanged in June 2005. Overall, for the six-month period ended June 30, 2005, equities drifted marginally lower.

     Of greatest note, the Federal Reserve Board (the Fed) continued its measured pace of interest rate hikes, raising the fed funds rate in 0.25 percent increments in December 2004, February, March, May, and June 2005, bringing the rate to 3.25 percent at the close of the six-month period ended June 30, 2005. The June 30, 2005, interest rate hike marked the ninth quarter-point increase since June 2004. (The fed funds rate is the interest rate charged by banks with excess reserves at a Federal Reserve Board district bank to other banks needing overnight loans to meet reserve requirements.)

     Longer-term rates, however, were less obliging, actually falling over the six-month period ended June 30, 2005, albeit with considerable volatility along the way. As yields on short-term maturities declined, the bellwether 10-year Treasury note began the period at 4.22 percent, dropped to 3.89 percent in early June 2005, and finished the period at 3.92 percent on June 30, 2005. As the difference between short-term rates and long-term rates diminished, the yield curve flattened. (The yield curve is a graphic representation of short-term versus long-term interest rates.)

     Meanwhile, broad stock indices finished calendar 2004 strong, but stumbled out of the gate in early 2005. By the end of first quarter 2005, the S&P 500(R) Index(1) had declined 2.2 percent, largely reflecting investors' concerns that rising oil and gas prices would hurt economic growth by cutting into corporate profits and dampening consumer spending. Even with an agreement among members of the Organization of Petroleum Exporting Countries (OPEC) to increase oil production, crude oil prices climbed to over $57 per barrel.

     Nonetheless, U.S. housing starts reached their highest reported level in 21 years, and the unemployment rate remained essentially unchanged at 5.1 percent through May 2005, except for a small uptick to 5.4 percent in February 2005. In June 2005, the unemployment rate declined to 5.0 percent.

     By April 2005, the Consumer Price Index (CPI) showed a slight upward bias. (The CPI is a commonly used measure of inflation, which reflects changes in the prices paid by urban consumers for a representative basket of goods and services.) In May 2005, the CPI decreased slightly, but then trended up again in June 2005.

     Also in April 2005, for the third consecutive month, the Consumer Confidence Index (CCI) declined. (Based on a representative sample of 5,000 households, the CCI measures consumer confidence about current business, employment, and economic conditions, as well as their expectations for the next six months.) However, this downward trend was interrupted in May and June 2005, with two consecutive increases in the CCI ending the six-month period on a positive note.

Q: HOW DID THE FUND PERFORM OVER THE SIX-MONTH PERIOD ENDED JUNE 30, 2005?

A: Lord Abbett Series Fund - Growth Opportunities Portfolio returned -1.0 percent, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, for the six-month period ended June 30, 2005. The fund's benchmark, the Russell Midcap(R) Growth Index,(2) returned 1.7 percent in the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2005, ARE: 1 YEAR: 7.63 PERCENT AND SINCE INCEPTION (APRIL 30, 2003): 13.56 PERCENT. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions, but does not include mortality and expense charges, any administrative policy charges, or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges. Certain expenses of the fund have been reimbursed by Lord Abbett; without such reimbursement of expenses, the fund's returns would have been lower.

     PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: Stock selection within the financial services sector was the largest detractor to fund performance relative to the benchmark for the six-month period ended June 30, 2005. A Boston-based banking and trust company underperformed owing to concerns about its June 2005 quarterly outlook. A commercial finance firm disappointed based on worries related to the credit quality outlook for its loan portfolio. Stock selection within the technology sector hurt performance relative to the benchmark. A global supplier of communication systems, applications, and services suffered based on slowing sales and difficulties with the integration of a recent European acquisition. Another technology holding, a provider of barcode scanning and radio frequency identification equipment, took away from performance based on fundamentals.

     A positive contributor to fund performance relative to the benchmark was stock selection within the utilities sector. An affiliate of a major wireless services provider that focuses on offering cell phone services in rural markets outperformed owing to high demand for wireless services and the company's competitive technology advantages. The portfolio's slightly underweight position in the other energy sector relative to the benchmark also proved to be a positive factor during the six-month period ended June 30, 2005. The other energy sector includes natural gas and oil service companies.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

     A PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT A FUND, INCLUDING ITS INVESTMENT OBJECTIVES, RISKS, CHARGES, AND ONGOING EXPENSES, THAT AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.
(2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-booK ratios and higher forecasted growth values. The stocks also are members of the Russell 1000(R) Growth Index.
Indices are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the fund's management and the portfolio holdings described in this report are as of June 30, 2005; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the fund, please see the fund's prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 through June 30, 2005).

     The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

ACTUAL EXPENSES

     The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 1/1/05 - 6/30/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5.0% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5.0% hypothetical example with the 5.0% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             BEGINNING     ENDING      EXPENSES
                                              ACCOUNT      ACCOUNT    PAID DURING
                                               VALUE        VALUE       PERIOD+
                                               -----        -----       -------
                                                                       1/1/05 -
                                              1/1/05       6/30/05      6/30/05
                                              ------       -------      -------
Actual                                       $ 1,000.00    $   990.20   $   5.92
Hypothetical (5% Return Before Expenses)     $ 1,000.00    $ 1,018.84   $   6.01

+ Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
JUNE 30, 2005

SECTOR                                   %*
Auto & Transportation                   2.16%
Consumer Discretionary                 24.71%
Consumer Staples                        0.66%
Financial Services                     10.93%
Healthcare                             17.57%
Materials & Processing                  7.07%
Other                                   1.56%
Other Energy                            6.20%
Producer Durables                       4.03%
Short-Term Investment                   8.23%
Technology                             14.46%
Utilities                               2.42%
Total                                 100.00%

*    Represents percent of total investments.

SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 2005

                                                                             VALUE
INVESTMENTS                                                    SHARES        (000)
----------------------------------------------------------------------------------
COMMON STOCKS 96.27%

AEROSPACE 0.69%
Rockwell Collins, Inc.                                          5,300   $      253
                                                                        ----------

AGRICULTURE, FISHING & RANCHING 1.39%
Monsanto Co.                                                    8,100          509
                                                                        ----------

BANKS 1.00%
Lazard Ltd. Class A*(a)                                        15,800          367
                                                                        ----------

BANKS: OUTSIDE NEW YORK CITY 2.29%
Investors Financial
Services Corp.                                                  6,900          261
North Fork Bancorp., Inc.                                      16,500          463
SVB Financial Group*                                            2,400          115
                                                                        ----------
TOTAL                                                                          839
                                                                        ----------

BIOTECHNOLOGY RESEARCH &
PRODUCTION 4.75%
Celgene Corp.*                                                  4,500          183
Cephalon, Inc.*                                                 3,886          155
Genzyme Corp.*                                                  7,749          466
Invitrogen Corp.*                                               8,550          712
OSI Pharmaceuticals, Inc.*                                      5,400          221
                                                                        ----------
TOTAL                                                                        1,737
                                                                        ----------

CABLE TELEVISION SERVICES 0.85%
EchoStar Communications
Corp. Class A                                                  10,321          311
                                                                        ----------

CHEMICALS 1.99%
Ecolab Inc.                                                     8,900          288
Rohm & Haas Co.                                                 9,500          440
                                                                        ----------
TOTAL                                                                          728
                                                                        ----------

COMMERCIAL INFORMATION SERVICES 0.29%
Ask Jeeves, Inc.*                                               3,500          106
                                                                        ----------

COMMUNICATIONS & MEDIA 0.16%
NeuStar, Inc.*                                                  2,300           59
                                                                        ----------

COMMUNICATIONS TECHNOLOGY 4.46%
Avaya, Inc.*                                                   29,424   $      245
Comverse Technology, Inc.*                                      9,400          222
Juniper Networks, Inc.*                                        14,200          358
Lucent Technologies Inc.*                                      29,400           85
McAfee, Inc.*                                                  10,500          275
Symbol Technologies, Inc.                                      18,844          186
Tibco Software, Inc.*                                          40,000          262
                                                                        ----------
TOTAL                                                                        1,633
                                                                        ----------

COMPUTER SERVICES SOFTWARE &
SYSTEMS 7.21%
Amdocs Ltd.*(a)                                                17,113          452
CACI Int'l. Inc. Class A*                                      11,500          726
Cognos Inc.*(a)                                                 7,500          256
Computer Sciences Corp.*                                        9,100          398
Hyperion Solutions Corp.*                                       5,000          201
Informatica Corp.*                                             25,456          214
salesforce.com, inc.*                                           8,200          168
VERITAS Software Corp.*                                         9,200          224
                                                                        ----------
TOTAL                                                                        2,639
                                                                        ----------

COMPUTER TECHNOLOGY 0.31%
UNOVA, Inc.*                                                    4,200          112
                                                                        ----------

CONSUMER ELECTRONICS 2.12%
CNET Networks, Inc.*                                           12,800          150
Take-Two Interactive
Software, Inc.*                                                11,750          299
VeriSign Inc.*                                                 11,300          325
                                                                        ----------
TOTAL                                                                          774
                                                                        ----------

COSMETICS 0.46%
Nu Skin Enterprises,
Inc. Class A                                                    7,300          170
                                                                        ----------

DIVERSIFIED FINANCIAL SERVICES 1.47%
CIT Group, Inc.                                                12,510          538
                                                                        ----------

DIVERSIFIED PRODUCTION 1.15%
Danaher Corp.                                                   8,036          421
                                                                        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                                             VALUE
INVESTMENTS                                                    SHARES        (000)
----------------------------------------------------------------------------------
DRUG & GROCERY STORE CHAINS 0.69%
Safeway Inc.                                                   11,200   $      253
                                                                        ----------

DRUGS & PHARMACEUTICALS 4.23%
Barr Pharmaceuticals, Inc.*                                     3,600          175
Endo Pharmaceuticals
Holdings, Inc.*                                                18,110          476
Eyetech Pharmaceuticals,
Inc.*                                                             900           11
IVAX Corp.*                                                     8,075          174
Medicines Co. (The)*                                            6,300          147
QLT Inc.*(a)                                                   14,550          152
Sepracor Inc.*                                                  4,100          246
Teva Pharmaceutical
Industries Ltd. ADR                                             5,352          167
                                                                        ----------
TOTAL                                                                        1,548
                                                                        ----------

EDUCATION SERVICES 1.95%
Career Education Corp.*                                         3,000          110
Corinthian Colleges, Inc.*                                     18,600          237
Education Management
Corp.*                                                         10,900          368
                                                                        ----------
TOTAL                                                                          715
                                                                        ----------

ELECTRONICS: SEMI-CONDUCTORS/
COMPONENTS 3.19%
Broadcom Corp. Class A*                                         8,400          298
Integrated Device
Technology, Inc.*                                               8,300           89
Linear Technology Corp.                                         5,600          206
Microchip Technology, Inc.                                     10,900          323
Xilinx, Inc.                                                    9,900          252
                                                                        ----------
TOTAL                                                                        1,168
                                                                        ----------

ENGINEERING & CONTRACTING
SERVICES 2.23%
Dycom Industries, Inc.*                                        12,400          246
Jacobs Engineering Group,
Inc.*                                                          10,156          571
                                                                        ----------
TOTAL                                                                          817
                                                                        ----------

FERTILIZERS 0.99%
Potash Corp. of
Saskatchewan, Inc.(a)                                           3,800   $      363
                                                                        ----------

FINANCIAL DATA PROCESSING SERVICES &
SYSTEMS 1.56%
Alliance Data Systems
Corp.*                                                         14,030          569
                                                                        ----------

FINANCIAL MISCELLANEOUS 1.74%
CapitalSource, Inc.*                                           13,700          269
Providian Financial Corp.*                                     20,896          368
                                                                        ----------
TOTAL                                                                          637
                                                                        ----------

HEALTH & PERSONAL CARE 1.79%
Lincare Holdings, Inc.*                                         8,800          359
Omnicare, Inc.                                                  6,918          294
                                                                        ----------
TOTAL                                                                          653
                                                                        ----------

HEALTHCARE FACILITIES 0.95%
DaVita, Inc.*                                                   7,600          346
                                                                        ----------

HEALTHCARE MANAGEMENT SERVICES 4.59%
Caremark Rx, Inc.*                                              6,842          305
Cerner Corp.*                                                   2,928          199
Community Health Systems,
Inc.*                                                          19,400          733
PacifiCare Health System,
Inc.*                                                           6,200          443
                                                                        ----------
TOTAL                                                                        1,680
                                                                        ----------

HOTEL/MOTEL 1.49%
Hilton Hotels Corp.                                            22,900          546
                                                                        ----------

INSURANCE: LIFE 0.18%
Universal American Financial
Corp.*                                                          2,900           66
                                                                        ----------

INVESTMENT MANAGEMENT
COMPANIES 0.85%
Affiliated Managers Group,
Inc.*                                                           4,564          312
                                                                        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                                             VALUE
INVESTMENTS                                                    SHARES        (000)
----------------------------------------------------------------------------------
LEISURE TIME 2.66%
Penn National Gaming,
Inc.*                                                          15,000   $      547
Royal Caribbean Cruises Ltd.                                    8,780          425
                                                                        ----------
TOTAL                                                                          972
                                                                        ----------

MACHINERY: OIL WELL EQUIPMENT &
SERVICES 5.75%
Cooper Cameron Corp.*                                           6,100          378
Halliburton Co.                                                15,300          732
Noble Corp.                                                     6,500          400
Weatherford Int'l. Ltd.*                                       10,270          595
                                                                        ----------
TOTAL                                                                        2,105
                                                                        ----------

MANUFACTURING 1.44%
Ingersoll-Rand Co., Ltd.
Class A(a)                                                      7,369          526
                                                                        ----------

MEDICAL & DENTAL INSTRUMENTS &
SUPPLIES 1.18%
Boston Scientific Corp.*                                        7,170          194
C.R. Bard, Inc.                                                 3,600          239
                                                                        ----------
TOTAL                                                                          433
                                                                        ----------

MEDICAL SERVICES 0.96%
Covance Inc.*                                                   7,800          350
                                                                        ----------

METAL FABRICATING 0.81%
Timken Co. (The)                                               12,800          296
                                                                        ----------

MULTI-SECTOR COMPANIES 1.63%
ITT Industries, Inc.                                            6,130          598
                                                                        ----------

OIL: CRUDE PRODUCERS 0.75%
XTO Energy Inc.                                                 8,116          276
                                                                        ----------

POLLUTION CONTROL &
ENVIRONMENTAL SERVICES 0.95%
Headwaters Inc.*                                               10,100          347
                                                                        ----------

RADIO & TV BROADCASTERS 2.21%
Univision Communications,
Inc. Class A*                                                  15,634   $      431
Westwood One, Inc.                                             18,500          378
                                                                        ----------
TOTAL                                                                          809
                                                                        ----------

RENTAL & LEASING SERVICES:
COMMERCIAL 0.90%
United Rentals, Inc.*                                          16,227          328
                                                                        ----------

RESTAURANTS 1.36%
Cheesecake Factory,
Inc. (The)*                                                     8,400          292
Panera Bread Co. Class A*                                       3,300          205
                                                                        ----------
TOTAL                                                                          497
                                                                        ----------

RETAIL 7.32%
Advance Auto Parts, Inc.*                                       7,348          474
American Eagle Outfitters,
Inc.                                                            5,960          183
Dollar General Corp.                                           22,100          450
Dollar Tree Stores, Inc.*                                       7,256          174
Fisher Scientific Int'l., Inc.*                                 8,670          563
MSC Industrial Direct Co.,
Inc. Class A                                                   11,945          403
PETCO Animal Supplies,
Inc.*                                                          14,667          430
                                                                        ----------
TOTAL                                                                        2,677
                                                                        ----------

SECURITIES BROKERAGE & SERVICES 1.48%
Legg Mason, Inc.                                                5,200          541
                                                                        ----------

SERVICES: COMMERCIAL 4.07%
IAC/InterActiveCorp.*                                          19,752          475
Iron Mountain, Inc.*                                           11,557          359
Monster Worldwide Inc.*                                        15,400          442
Robert Half Int'l., Inc.                                        8,629          215
                                                                        ----------
TOTAL                                                                        1,491
                                                                        ----------

SHIPPING 1.05%
UTi Worldwide Inc.(a)                                           5,500          383
                                                                        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (UNAUDITED)(CONCLUDED)
JUNE 30, 2005

                                                                             VALUE
INVESTMENTS                                                    SHARES        (000)
----------------------------------------------------------------------------------
TRUCKERS 1.22%
Heartland Express, Inc.                                         9,278   $      180
Landstar System, Inc.*                                          8,900          268
                                                                        ----------
TOTAL                                                                          448
                                                                        ----------

UTILITIES: CABLE TV & RADIO 1.08%
Cablevision Systems
Corp. NY Group Class A*                                        12,300          396
                                                                        ----------

UTILITIES: TELECOMMUNICATIONS 1.45%
Nextel Partners, Inc.
Class A*                                                       21,145          532
                                                                        ----------

WHOLESALERS 0.98%
Prestige Brands Holdings,
Inc.*                                                          18,400          359
                                                                        ----------
TOTAL COMMON STOCKS
(Cost $33,094,380)                                                          35,233
                                                                        ==========

                                                            PRINCIPAL
                                                               AMOUNT        VALUE
                                                                (000)        (000)
----------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 8.63%

REPURCHASE AGREEMENT 8.63%
Repurchase Agreement dated 6/30/2005, 2.45% due 7/1/2005
with State Street Bank & Trust Co. collateralized by
$3,230,000 of Federal National Mortgage Assoc. at zero
coupon due 7/11/2005; value: $3,225,963; proceeds:
$3,158,075
(Cost $3,157,860)                                          $    3,158   $    3,158
                                                                        ==========
TOTAL INVESTMENTS IN SECURITIES 104.90%
(Cost $36,252,240)                                                          38,391
                                                                        ==========
LIABILITIES IN EXCESS OF
OTHER ASSETS (4.90%)                                                        (1,794)
                                                                        ----------
NET ASSETS 100.00%                                                      $   36,597
                                                                        ==========

   *  Non-income producing security.
 (a)  Foreign security traded in U.S. dollars.
 ADR  American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2005

ASSETS:
   Investment in securities, at value (cost $36,252,240)                 $   38,390,812
   Receivables:
     Interest and dividends                                                       5,097
     Investment securities sold                                                  27,365
     Capital shares sold                                                         49,957
     From advisor                                                                12,229
---------------------------------------------------------------------------------------
   TOTAL ASSETS                                                              38,485,460
---------------------------------------------------------------------------------------
LIABILITIES:
   Payables:
     Investment securities purchased                                          1,815,172
     Capital shares reacquired                                                      306
     Management fee                                                              22,802
     Fund administration                                                          1,141
     Directors' fees                                                              2,270
   Accrued expenses and other liabilities                                        46,732
---------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                          1,888,423
=======================================================================================
NET ASSETS                                                               $   36,597,037
=======================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $   34,206,524
Distributions in excess of net investment income                                (96,376)
Accumulated net realized gain on investments                                    348,317
Net unrealized appreciation on investments                                    2,138,572
---------------------------------------------------------------------------------------
NET ASSETS                                                               $   36,597,037
=======================================================================================
OUTSTANDING SHARES (50 MILLION SHARES OF COMMON
  STOCK AUTHORIZED, $.001 PAR VALUE)                                          2,780,239
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                            $        13.16
=======================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2005

INVESTMENT INCOME:
Dividends                                                                $       55,883
Interest                                                                         21,923
Foreign withholding tax                                                            (429)
---------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                          77,377
---------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                  115,252
Shareholder servicing                                                            31,585
Professional                                                                     14,945
Reports to shareholders                                                          13,361
Fund administration                                                               5,763
Custody                                                                           9,613
Directors' fees                                                                     969
Other                                                                               102
---------------------------------------------------------------------------------------
Gross expenses                                                                  191,590
   Expense reductions (See Note 7)                                                 (230)
   Expenses assumed by advisor (See Note 3)                                     (19,070)
---------------------------------------------------------------------------------------
NET EXPENSES                                                                    172,290
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                             (94,913)
=======================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                                         248,475
Net change in unrealized appreciation (depreciation) on investments            (139,253)
=======================================================================================
NET REALIZED AND UNREALIZED GAIN                                                109,222
=======================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $       14,309
=======================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FOR THE SIX MONTHS
                                                                    ENDED JUNE 30, 2005      FOR THE YEAR ENDED
INCREASE IN NET ASSETS                                                      (UNAUDITED)       DECEMBER 31, 2004
OPERATIONS:
Net investment loss                                                      $      (94,913)         $      (63,426)
Net realized gain (loss) on investments                                         248,475                 162,531
Net change in unrealized appreciation (depreciation) on investments            (139,253)              2,116,022
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             14,309               2,215,127
===============================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain                                                                     -                  (5,679)
---------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                                14,019,818              19,931,309
Reinvestment of distributions                                                         -                   5,679
Cost of shares reacquired                                                    (1,145,700)               (907,348)
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                           12,874,118              19,029,640
===============================================================================================================
NET INCREASE IN NET ASSETS                                                   12,888,427              21,239,088
===============================================================================================================
NET ASSETS:
Beginning of period                                                          23,708,610               2,469,522
---------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                            $   36,597,037          $   23,708,610
===============================================================================================================
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                         $      (96,376)         $       (1,463)
===============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                          SIX MONTHS
                                                                             ENDED                            4/30/2003(c)
                                                                           6/30/2005          YEAR ENDED          TO
                                                                          (UNAUDITED)         12/31/2004       12/31/2003
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                                     $      13.30        $      11.96     $      10.00
                                                                         ============        ============     ============
Investment operations:

  Net investment loss(a)                                                         (.04)               (.07)            (.07)

  Net realized and unrealized gain (loss)                                        (.10)               1.41             2.03
                                                                         ------------        ------------     ------------
    Total from investment operations                                             (.14)               1.34             1.96
                                                                         ------------        ------------     ------------
Distributions to shareholders from:

  Net realized gain                                                                 -                   -(e)             -
                                                                         ------------        ------------     ------------
    Total distributions                                                             -                   -(e)             -
                                                                         ------------        ------------     ------------
NET ASSET VALUE, END OF PERIOD                                           $      13.16        $      13.30     $      11.96
                                                                         ============        ============     ============
Total Return(b)                                                                  (.98)%(d)          11.23%           19.60%(d)

RATIOS TO AVERAGE NET ASSETS:

  Expenses, including expense reductions and expenses assumed                     .59%(d)            1.20%             .87%(d)

  Expenses, excluding expense reductions and expenses assumed                     .66%(d)            1.86%            9.92%(d)

  Net investment loss                                                            (.33)%(d)           (.58)%           (.60)%(d)

                                                                          SIX MONTHS
                                                                             ENDED                            4/30/2003(c)
                                                                           6/30/2005           YEAR END           TO
SUPPLEMENTAL DATA:                                                        (UNAUDITED)         12/31/2004       12/31/2003
==========================================================================================================================
  Net assets, end of period (000)                                        $     36,597        $     23,709     $      2,470

  Portfolio turnover rate                                                       31.82%              78.80%           40.46%
==========================================================================================================================

(a)  Calculated using average shares outstanding during the period.
(b)  Total return assumes the reinvestment of all distributions.
(c)  Commencement of operations.
(d)  Not annualized.
(e)  Amount is less than $.01

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers Growth Opportunities Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual fund, are generally allocated to the funds within the Company on a pro rata basis.

(f) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on average daily net assets at the following annual rates:

First $1 billion            .80%
Next $1 billion             .75%
Next $1 billion             .70%
Over $3 billion             .65%

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the fiscal year ending December 31, 2005, Lord Abbett has contractually agreed to limit the Fund's other expenses (excluding management fee) to an annual rate of .40% of average daily net assets.

The Company on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the six months ended June 30, 2005, the Fund incurred expenses of $30,939 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

As of June 30, 2005, a portion of the Fund's outstanding shares are held by Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the six months ended June 30, 2005 and for the fiscal year ended December 31, 2004 are as follows:

                                              SIX MONTHS
                                         ENDED 6/30/2005   YEAR ENDED
                                             (UNAUDITED)   12/31/2004
---------------------------------------------------------------------
Distributions paid from:
Ordinary income                          $             -   $    5,679
---------------------------------------------------------------------
   Total distributions                   $             -   $    5,679
=====================================================================

As of June 30, 2005, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                 $    36,348,193
--------------------------------------------------------
Gross unrealized gain                          3,161,913
Gross unrealized loss                         (1,119,294)
--------------------------------------------------------
   Net unrealized security gain          $     2,042,619
========================================================

The difference between book-basis and tax basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2005 are as follows:

PURCHASES           SALES
-------------------------------
$ 22,377,522        $ 8,822,752

There were no purchases or sales of U.S. Government securities during the six months ended June 30, 2005.

6.   DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts had been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONCLUDED)

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9.   INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than larger, more established companies.

These factors can affect the Fund's performance.

10.  SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

                                                                       SIX MONTHS ENDED
                                                                          JUNE 30, 2005          YEAR ENDED
                                                                            (UNAUDITED)   DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------
Shares sold                                                                   1,085,337           1,652,513
Reinvestment of distributions                                                         -                 434
Shares reacquired                                                               (88,197)            (76,327)
-----------------------------------------------------------------------------------------------------------
Increase                                                                        997,140           1,576,620
-----------------------------------------------------------------------------------------------------------

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2005 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

APPROVAL OF ADVISORY CONTRACT

At a meeting on December 9, 2004, the Board, including all Directors who are not interested persons, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration.

The materials received by the Board as to the Fund included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2004, (2) information on the effective management fee rates and expense ratios for funds with similar objectives and similar size (the "peer group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, (7) information regarding the personnel and other resources devoted by Lord Abbett to managing each Portfolio.

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted the performance of the Fund was in the fourth quintile of its performance universe in the nine-month and one-year periods, and in the fifth quintile in the period since inception (April 30, 2003). The Board also noted that the Fund's performance was below that of the Lipper Mid-Cap Growth Index in each period.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees were approximately ten basis points above the median of the peer group, and the actual management and administrative services fees were approximately fifteen basis points above the median of the peer group. The Board noted that Lord Abbett had implemented an expense cap for the Fund that would limit all expenses other than management fees to forty basis points, resulting in a total expense ratio of 1.20%. The Board noted that this total expense ratio was approximately six basis points below the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

[LORD ABBETT(R) LOGO]


    This report when not used for the general
 information of shareholders of the Fund is to
 be distributed only if preceded or accompanied          Lord Abbett Series Fund, Inc.
         by a current Fund Prospectus.                          Growth Opportunities Portfolio

Lord Abbett Mutual Fund shares are distributed by                                                  LASFGO-3-0605
           LORD ABBETT DISTRIBUTOR LLC                                                                   (08/05)

[LORD ABBETT LOGO]

         2005
      SEMIANNUAL
        REPORT

     LORD ABBETT SERIES FUND
        INTERNATIONAL PORTFOLIO

     FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005

LORD ABBETT SERIES FUND - INTERNATIONAL PORTFOLIO
SEMIANNUAL REPORT
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of Lord Abbett Series Fund - International Portfolio's strategies and performance for the six-month period ended June 30, 2005. On this and the following pages, we discuss the major factors that influenced performance.

     Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow
ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: The international equity markets began the six-month period with strong gains, but ended with a marked slowdown. The broad-based foreign stock rally in the beginning of the six-month period ended June 30, 2005, reflected better corporate earnings growth. Emerging markets did exceptionally well as world economic growth reached a 20-year high. This was the case through January and February 2005, as corporate earnings tracked positively with strong global growth.

     The trend ended abruptly, however, in March 2005 as higher energy prices, as well as interest-rate and credit-risk concerns in the United States and emerging markets, prompted a widespread sell-off of "risky" assets. Despite the sharp market correction, most major equity indexes finished first quarter 2005 in positive territory when measured in local currency terms. However, the U.S. dollar rose versus most major foreign currencies, eroding these gains.

     Foreign equity markets, led by Europe and the United Kingdom, continued to perform strongly through April, May, and June 2005 when measured in local currency terms. The major European markets rallied between 3 percent and 7 percent over the three months. While global growth continued to slow from last year's torrid pace, resulting in disappointing headline economic growth, benign inflation conditions, strong corporate cash flow, and the expectation of stronger net exports were providing a positive backdrop that supported overseas equities. However, much like during the first half of this period, U.S. dollar strength eroded stock gains throughout the second half as well.

     On a regional basis, the British economy continued to be one of the strongest growing economies in Europe throughout the period. However, overall, the European economies slowed as corporations and consumers reduced spending. The Chinese economy, which had been growing strongly throughout much of 2004, began to slow owing to economic controls put into place by the Chinese government. This caused many of the other Asian economies, including Japan, Korea, and Taiwan, to slow down as well.

Q: HOW DID THE FUND PERFORM OVER THE SIX-MONTH PERIOD ENDED JUNE 30, 2005?

A: Lord Abbett Series Fund -- International Portfolio returned 3.9 percent, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, for the six-month period ended June 30, 2005. The fund's benchmark, S&P/Citigroup US $500 Million-US$2.5 Billion World ex-U.S. Index,(1) returned 3.7 percent in the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, AS OF JUNE 30, 2005, ARE: 1 YEAR: 12.38 PERCENT, 5 YEARS: -3.77 PERCENT, AND SINCE INCEPTION (SEPTEMBER 15, 1999): 0.60 PERCENT. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions, but does not include mortality and expense charges, any administrative policy charges, or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges. Certain expenses of the fund have been reimbursed by Lord Abbett; without such reimbursement of expenses, the fund's returns would have been lower.

     PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: Stock selection within the consumer discretionary sector was the greatest contributor to portfolio performance relative to the benchmark for the six-month period ended June 30, 2005. The consumer discretionary sector includes stocks in the consumer durables, apparel, media, hotel, and leisure industries. A Japanese condominium developer and real estate asset manager benefited from strength and liquidity in Japanese real estate. In Spain, a homebuilder performed well owing to its substantial land inventory and significant appreciation in Spanish housing prices. The portfolio's underweight position and stock selection within the materials sector also helped performance. The materials sector includes companies that provide substances usually derived from natural resources, including chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products companies. Also, two Japanese companies that supply materials used to make liquid crystal display panels

(LCDs) outperformed as a result of continued strong demand and favorable pricing. In addition, stock selection within the energy sector was positive relative to the benchmark. A United Kingdom-based producer of natural gas posted solid returns based on its production profile, as well as natural gas prices in the United Kingdom.

     Stock selection within the industrials sector was the largest detractor to performance relative to the benchmark. A Spanish airline was hurt by higher oil prices. Selection of stocks within the telecommunications services and the consumer staples sectors took away from performance as well. Consumer staples companies include those that produce or sell regularly consumed goods, such as food, beverages, tobacco, and household products. A Japanese cosmetics company experienced intense industry competition and, as a result, missed its projected numbers.

     In terms of investments by country, the Netherlands was the best contributor mainly as a result of outperformance by a shipping company in the industrials sector. In the United Kingdom, energy and technology companies were positive contributors. The portfolio's underweight position in South Korea hurt performance, as did its overweight position in the struggling Chinese market.

    THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

     A PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT A FUND, INCLUDING ITS INVESTMENT OBJECTIVES, RISKS, CHARGES, AND ONGOING EXPENSES, THAT AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) Source: S&P/Citigroup. The S&P/Citigroup US$500 Million-US$2.5 Billion World ex-U.S. Index is a subset of the Global S&P/Citigroup Broad Market Index (BMI). The World ex-U.S. composite includes all developed countries except the United States. S&P/Citigroup Global Equity Index System(SM) and the names of each of the indices and subindices that it comprises (GEIS and such indices and subindices, each an "Index," and collectively, the "Indices") are service marks of S&P/Citigroup. Indices are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the fund's management and the portfolio holdings described in this report are as of June 30, 2005; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the fund, please see the fund's prospectus.

PERFORMANCE: Because of ongoing market volatility, the fund's performance may be subject to substantial fluctuation.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 through June 30, 2005).

     The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

ACTUAL EXPENSES

     The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 1/1/05 - 6/30/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5.0% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5.0% hypothetical example with the 5.0% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                            BEGINNING        ENDING       EXPENSES
                                             ACCOUNT        ACCOUNT      PAID DURING
                                              VALUE          VALUE         PERIOD+
                                          -------------   -----------   ------------
                                                                           1/1/05 -
                                              1/1/05        6/30/05        6/30/05
                                          -------------   -----------   ------------
Actual                                    $    1,000.00   $  1,038.60   $       6.62
Hypothetical (5% Return Before Expenses)  $    1,000.00   $  1,018.30   $       6.56

+ Expenses are equal to the Fund's annualized expense ratio of 1.31%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
JUNE 30, 2005

SECTOR                           %*
Basic Materials                 5.69%
Conglomerates                   0.79%
Consumer Cyclicals             16.50%
Consumer Non-Cyclicals          5.05%
Diversified Financials          1.88%
Energy                          5.55%
Healthcare                      8.26%
Industrial Goods & Services    18.42%
Non-Property Financials        11.10%
Property & Property Services    4.76%
Short-Term Investment           3.15%
Technology                      9.42%
Telecommunications              2.16%
Transportation                  3.75%
Utilities                       3.52%
Total                         100.00%

*    Represents percent of total investments.

SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 2005

                                                                       U.S. $
                                                                        VALUE
INVESTMENTS                                                 SHARES      (000)
-----------------------------------------------------------------------------
COMMON STOCK 96.51%

AUSTRALIA 2.51%
Newcrest Mining Ltd.                                         9,400   $    125
Promina Group Ltd.                                          27,400         98
                                                                     --------
TOTAL                                                                     223
                                                                     --------

AUSTRIA 2.49%
Telekom Austria AG                                           5,423        105
Wienerberger AG                                              2,495        116
                                                                     --------
TOTAL                                                                     221
                                                                     --------

BRAZIL 1.57%
Unibanco-Uniao de Bancos
Brasileiros S.A. GDR                                         3,600        139
                                                                     --------

CANADA 0.59%
RONA, Inc.*                                                  2,605         52
                                                                     --------

CHINA 1.63%
Shanghai Forte Land Co., Ltd.*                             214,000         56
Weichai Power Co., Ltd.                                     30,000         89
                                                                     --------
TOTAL                                                                     145
                                                                     --------

DENMARK 1.58%
GN Store Nord A/S                                           12,400        140
                                                                     --------

FRANCE 2.41%
IPSOS S.A.                                                     630         66
Neopost S.A.                                                 1,680        148
                                                                     --------
TOTAL                                                                     214
                                                                     --------

GERMANY 6.10%
AWD Holding AG                                               2,775        117
Fresenius Medical
Care Ag ADR                                                  4,500        128
Puma AG Rudolf
Dassler Sport                                                  434        107
Rheinmetall AG                                               1,219         61
Techem AG*                                                   3,011        128
                                                                     --------
TOTAL                                                                     541
                                                                     --------

GREECE 1.33%
Piraeus Bank S.A.                                            6,350   $    118
                                                                     --------

HONG KONG 3.80%
China Merchants Holdings Int'l., Co. Ltd.                   36,100         70
Dah Sing Financial Group                                     5,600         37
Hong Kong Exchanges & Clearing Ltd.                         29,600         77
Hong Kong Land Holdings Ltd.                                15,750         44
Techtronic Industries Co. Ltd.                              43,100        109
                                                                     --------
TOTAL                                                                     337
                                                                     --------

HUNGARY 2.17%
Richter Gedeon Rt. GDR                                       1,298        193
                                                                     --------

INDIA 1.87%
ICICI Bank Ltd. ADR                                          7,600        166
                                                                     --------

IRELAND 2.18%
DEPFA BANK plc                                               7,900        126
ICON plc ADR*                                                1,950         68
                                                                     --------
TOTAL                                                                     194
                                                                     --------

ITALY 6.67%
Davide Campari-Milano S.p.A.                                20,000        147
Hera S.p.A.                                                 39,000        109
Milano Assicurazioni S.p.A.                                 19,500        121
Pirelli & C. Real Estate S.p.A.                              2,070        124
Societa Iniziative Autostradali e Servizi S.p.A.             6,600         91
                                                                     --------
TOTAL                                                                     592
                                                                     --------

JAPAN 26.20%
Aeon Mall Co., Ltd.                                          1,400         49
Arrk Ltd.                                                    2,500        120
Diamond City Co., Ltd.                                       1,350         45
Don Quijote Co., Ltd.                                        2,800        152
GMO Internet Group                                           3,500         93

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                                       U.S. $
                                                                        VALUE
INVESTMENTS                                                 SHARES      (000)
-----------------------------------------------------------------------------
Gulliver Int'l. Co., Ltd.                                      630   $     88
J-OIL MILLS, INC.                                           25,000        100
Japan Cash Machine Co., Ltd.                                 3,100         65
Joint Corp.                                                  2,700        101
Jupiter Telecommunications Co., Ltd.*                          155        131
Matsumotokiyoshi Co. Ltd.                                    3,400         93
Misumi Group Inc.                                            2,900         92
Mitsui Mining & Smelting Co., Ltd.                          15,800         74
Nitori Co., Ltd.                                             1,350         97
NOK Corp.                                                    3,900        109
OBIC Business Consultants Co., Ltd.                          1,700         78
Park24 Co., Ltd.                                             5,220        104
Rengo Co., Ltd.                                             15,000         80
Shinko Electric Industries Co. Ltd.                          2,300         90
Sumitomo Real Estate Sales Co., Ltd.                         1,300         58
Sumitomo Rubber Industries Ltd.                             11,300        115
Thk Co., Ltd.                                                4,000         83
TIS Inc.                                                     2,300         79
Yamada Denki Co., Ltd.                                       2,500        144
ZEON Corp.                                                  10,000         86
                                                                     --------
TOTAL                                                                   2,326
                                                                     --------

LUXEMBOURG 1.42%
Gemplus Int'l. S.A.*                                        57,596        126
                                                                     --------

NETHERLANDS 4.07%
Aalberts Industries N.V.                                     2,100         96
Royal P&O Nedlloyd N.V.                                      1,950        133
SBM Offshore N.V.                                            1,921        132
                                                                     --------
TOTAL                                                                     361
                                                                     --------

RUSSIA 0.96%
Vimpel-Communications ADR*                                   2,500         85
                                                                     --------

SPAIN 8.43%
ACS, Actividades de
Construccion y Servicios, S.A.                               6,800   $    190
Corporacion Mapfre S.A.                                      7,000        105
Fadesa Inmobiliaria, S.A.                                    3,529        101
Grupo Empresarial ENCE, S.A.                                 1,600         43
Iberia, Lineas Aereas de Espana, S.A.                       21,900         63
Indra Sistemas, S.A.                                         7,200        143
Prosegur Compania de Seguridad, S.A.                         4,900        103
                                                                     --------
TOTAL                                                                     748
                                                                     --------

SWEDEN 1.26%
Getinge AB Class B                                           8,200        112
                                                                     --------

SWITZERLAND 3.62%
Actelion Ltd.*                                               1,046        109
Geberit AG                                                     141         90
Nobel Biocare Holding AB                                       600        122
                                                                     --------
TOTAL                                                                     321
                                                                     --------

TURKEY 0.48%
Turkiye Is Bankasi A.S. GDR
Registered Shares                                            7,300         43
                                                                     --------

UNITED KINGDOM 13.17%
Abbot Group plc                                             17,472         80
AWG plc                                                      6,500        112
Balfour Beatty plc                                          18,309        108
Cairn Energy plc*                                            5,412        131
CSR plc*                                                    12,203         84
easyJet plc*                                                31,000        136
Intertek Group plc                                           8,039        101
Michael Page Int'l. plc                                     22,800         83
Northgate plc                                                5,534         90
Paladin Resources plc                                       37,074        149
Peter Hambro Mining plc*                                     8,204         95
                                                                     --------
TOTAL                                                                   1,169
                                                                     --------
TOTAL COMMON STOCKS
(Cost $7,196,400)                                                       8,566
                                                                     ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (UNAUDITED)(CONCLUDED)
JUNE 30, 2005

                                                         PRINCIPAL     U.S. $
                                                            AMOUNT      VALUE
INVESTMENTS                                                  (000)      (000)
-----------------------------------------------------------------------------
SHORT-TERM INVESTMENT 3.14%

REPURCHASE AGREEMENT 3.14%
Repurchase Agreement
dated 6/30/2005, 2.45%
due 7/1/2005 with State
Street Bank & Trust Co.
collateralized by $290,000
of Federal National Mortgage
Assoc. at zero coupon due
12/5/2005; value: $285,650;
proceeds: $278,829
(Cost $278,810)                                          $     279   $    279
                                                                     --------
TOTAL INVESTMENTS IN
SECURITIES 99.65%
(Cost $7,475,210)                                                       8,845
                                                                     ========
FOREIGN CASH AND OTHER
ASSETS IN EXCESS OF
LIABILITIES 0.35%                                                          31
                                                                     ========
NET ASSETS 100.00%                                                   $  8,876
                                                                     ========

  * Non-income producing security.
ADR American Depository Receipt.
GDR Global Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2005

ASSETS:
   Investment in securities, at value (cost $7,475,210)           $    8,845,239
   Foreign cash, at value (cost $53,112)                                  52,254
   Receivables:
     Interest and dividends                                                7,398
     Investment securities sold                                          142,075
     Capital shares sold                                                  14,983
     From advisor                                                          6,172
   Prepaid expenses                                                            5
--------------------------------------------------------------------------------
   TOTAL ASSETS                                                        9,068,126
--------------------------------------------------------------------------------
LIABILITIES:
   Payables:
     Investment securities purchased                                     142,203
     Capital shares reacquired                                               760
     Management fee                                                        7,007
     Fund administration                                                     279
     Directors' fees                                                       1,726
   Accrued expenses and other liabilities                                 40,449
--------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                     192,424
================================================================================
NET ASSETS                                                        $    8,875,702
================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                   $    7,549,700
Undistributed net investment income                                       41,710
Accumulated net realized loss on investments and foreign
   currency related transactions                                         (84,636)
Net unrealized appreciation on investments and translation
   of assets and liabilities denominated in foreign
   currencies                                                          1,368,928
--------------------------------------------------------------------------------
NET ASSETS                                                        $    8,875,702
================================================================================
OUTSTANDING SHARES (50 MILLION SHARES OF COMMON STOCK
   AUTHORIZED, $.001 PAR VALUE)                                          998,255
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                     $         8.89
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2005

INVESTMENT INCOME:
Dividends                                                         $       89,085
Interest                                                                   3,172
Foreign withholding tax                                                   (9,237)
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   83,020
--------------------------------------------------------------------------------
EXPENSES:
Management fee                                                            38,894
Shareholder servicing                                                     11,701
Professional                                                              17,124
Reports to shareholders                                                    3,429
Fund administration                                                        1,556
Custody                                                                   15,162
Directors' fees                                                              519
--------------------------------------------------------------------------------
Gross expenses                                                            88,385
   Expense reductions (See Note 7)                                          (544)
   Expenses assumed by advisor (See Note 3)                              (37,063)
--------------------------------------------------------------------------------
NET EXPENSES                                                              50,778
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     32,242
================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments and foreign currency
   related transactions                                                  265,019
Net change in unrealized appreciation (depreciation) on
   investments and translation of assets and liabilities
   denominated in foreign currencies                                     (16,152)
================================================================================
NET REALIZED AND UNREALIZED GAIN                                         248,867
================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $      281,109
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                           FOR THE SIX MONTHS
                                                          ENDED JUNE 30, 2005    FOR THE YEAR ENDED
INCREASE IN NET ASSETS                                            (UNAUDITED)     DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                            $     32,242          $      5,991
Net realized gain (loss) on investments and foreign
   currency related transactions                                      265,019               416,249
Net change in unrealized appreciation (depreciation) on
   investments and translation of assets and liabilities
   denominated in foreign currencies                                  (16,152)              596,666
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  281,109             1,018,906
===================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                       -                (7,817)
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                       2,583,715             3,194,815
Reinvestment of distributions                                               -                 7,817
Cost of shares reacquired                                            (861,891)             (920,963)
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                  1,721,824             2,281,669
===================================================================================================
NET INCREASE IN NET ASSETS                                          2,002,933             3,292,758
===================================================================================================
NET ASSETS:
Beginning of period                                                 6,872,769             3,580,011
---------------------------------------------------------------------------------------------------
END OF PERIOD                                                    $  8,875,702          $  6,872,769
===================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                              $     41,710          $      9,468
===================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                          SIX MONTHS
                                             ENDED                                YEAR ENDED 12/31
                                            6/30/05       ------------------------------------------------------------------
                                          (UNAUDITED)        2004          2003          2002          2001          2000
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE,
  BEGINNING OF PERIOD                     $     8.56      $     7.10    $     5.10    $     6.26    $     8.56    $    11.86
                                          ==========      ==========    ==========    ==========    ==========    ==========
Investment operations:

  Net investment income(a)                       .04             .01           .11           .03           .04           .17
  Net realized and unrealized gain
    (loss)                                       .29            1.46          1.99         (1.14)        (2.33)        (3.15)
                                          ----------      ----------    ----------    ----------    ----------    ----------
    Total from investment operations             .33            1.47          2.10         (1.11)        (2.29)        (2.98)
                                          ----------      ----------    ----------    ----------    ----------    ----------
Distributions to shareholders from:
  Net investment income                            -            (.01)         (.10)         (.05)         (.01)         (.24)
  Net realized gain                                -               -             -             -             -          (.08)
                                          ----------      ----------    ----------    ----------    ----------    ----------
    Total distributions                            -            (.01)         (.10)         (.05)         (.01)         (.32)
                                          ----------      ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD            $     8.89      $     8.56    $     7.10    $     5.10    $     6.26    $     8.56
                                          ==========      ==========    ==========    ==========    ==========    ==========

Total Return(b)                                 3.86%(c)       20.71%        41.25%       (17.70)%      (26.73)%      (25.05)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense
    reductions and expenses assumed              .65%(c)        1.34%         1.40%         1.35%         1.03%            -
  Expenses, excluding expense
    reductions and expenses assumed             1.12%(c)        3.45%         3.42%         5.77%         6.15%         2.37%
  Net investment income                          .41%(c)         .12%         1.86%          .45%          .64%         1.49%

                                          SIX MONTHS
                                             ENDED                                YEAR ENDED 12/31
                                            6/30/05       ------------------------------------------------------------------
                                          (UNAUDITED)        2004          2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
  Net assets, end of period (000)         $    8,876      $    6,873    $    3,580    $    1,770    $    1,081    $      824
  Portfolio turnover rate                      30.51%          68.22%        61.83%        59.34%        52.43%        18.68%

(a) Calculated using average shares outstanding during the period.
(b) Total return assumes the reinvestment of all distributions.
(c) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers International Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is long-term capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual fund, are generally allocated to the funds within the Company on a pro rata basis.

(f) FOREIGN TRANSACTIONS-The books and the records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resultant exchange gains and losses are included in Net Realized and Unrealized Gain
     (Loss) on the Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS-The Fund may enter into forward foreign currency exchange contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net Change in Unrealized Appreciation (Depreciation) on Investments and Translation of Assets and Liabilities Denominated in Foreign Currencies on the Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net Realized Gain (Loss) on Investments and Foreign Currency Related Transactions on the Statement of Operations. As of June 30, 2005, there are no open forward foreign currency exchange contracts outstanding.

(h) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

(i) WHEN-ISSUED OR FORWARD TRANSACTIONS-The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprises securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of the value of fixed income when-issued securities. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on the Fund's average daily net assets at an annual rate of 1.00%.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the fiscal year ending December 31, 2005, Lord Abbett has contractually agreed to limit the Fund's other expenses (excluding management fee) to an annual rate of .40% of average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the six months ended June 30, 2005, the Fund incurred expenses of $8,487 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the six months ended June 30, 2005 and for the fiscal year ended December 31, 2004 are as follows:

                                                   SIX MONTHS
                                              ENDED 6/30/2005      YEAR ENDED
                                                  (UNAUDITED)      12/31/2004
-----------------------------------------------------------------------------
Distributions paid from:
Ordinary income                              $              -   $       7,817
-----------------------------------------------------------------------------
   Total distributions paid                  $              -   $       7,817
=============================================================================

As of December 31, 2004, the capital loss carryforwards, along with the related expiration dates, were as follows:

                  2010                           2011              TOTAL
------------------------------------------------------------------------
           $   297,413                  $      51,603      $     349,016

As of June 30, 2005, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                     $      7,475,844
-------------------------------------------------------------
Gross unrealized gain                               1,465,393
Gross unrealized loss                                 (95,998)
-------------------------------------------------------------
   Net unrealized security gain              $      1,369,395
=============================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales, and other temporary tax adjustments.

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2005 are as follows:

PURCHASES          SALES
-------------------------------
$  4,047,060       $  2,266,579

There were no purchases or sales of U.S. Government securities for the six months ended June 30, 2005.

6.  DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONCLUDED)

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9.   INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund is subject to the risks of investing in foreign securities and in the securities of small-cap companies. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. Investing in small-cap companies generally involves greater risks than investing in the stocks of larger companies, including more volatility and less liquidity.

These factors can affect the Fund's performance.

10.  SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

                                                   SIX MONTHS      YEAR ENDED
                                          ENDED JUNE 30, 2005    DECEMBER 31,
                                                  (UNAUDITED)            2004
-----------------------------------------------------------------------------
Shares sold                                           294,397         419,292
Reinvestment of distributions                               -             942
Shares reacquired                                     (98,795)       (121,882)
-----------------------------------------------------------------------------
Increase                                              195,602         298,352
-----------------------------------------------------------------------------

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2005 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

APPROVAL OF ADVISORY CONTRACT

At a meeting on December 9, 2004, the Board, including all Directors who are not interested persons, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration.

The materials received by the Board as to the Fund included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2004, (2) information on the effective management fee rates and expense ratios for funds with similar objectives and similar size (the "peer group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the performance of the Fund was in the first quintile of its performance universe in the nine-month period, in the second quintile in the one- and three-year periods and in the third quintile in the five-year period. The Board also noted that there was no comparable Lipper index for international growth funds underlying variable insurance products.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of each Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board also noted that the contractual management and administrative services fees were approximately four basis points above the median of the peer group and that the actual management and administrative services fees were approximately six basis points above the median. Mr. Dow noted that Lord Abbett had implemented an expense cap for the Fund that limited all expenses other than management fees to forty basis points, resulting in a total expense ratio of 1.20%. The Board noted that this total expense ratio was approximately two basis points above the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

[LORD ABBETT(R) LOGO]

      This report when not used for the general
    information of shareholders of the Fund is to
   be distributed only if preceded or accompanied
            by a current Fund Prospectus.
                                                         Lord Abbett Series Fund, Inc.
  Lord Abbett Mutual Fund shares are distributed by            International Portfolio                   LASFI-3-0605
         LORD ABBETT DISTRIBUTOR LLC                                                                          (08/05)

[LORD ABBETT LOGO]

                                      2005
                                   SEMIANNUAL
                                     REPORT

 LORD ABBETT SERIES FUND
   LARGE-CAP CORE PORTFOLIO


 FOR THE FISCAL PERIOD ENDED JUNE 30, 2005

LORD ABBETT SERIES FUND - LARGE-CAP CORE PORTFOLIO
SEMIANNUAL REPORT
FOR THE FISCAL PERIOD ENDED JUNE 30, 2005

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of Lord Abbett Series Fund - Large-Cap Core Portfolio's strategies and performance for the fiscal period ended June 30, 2005. On this and the following pages, we discuss the major factors that influenced performance.

     Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------
Q: WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2005?

A: For most of the six-month period ended June 30, 2005, the U.S. economy showed signs of healthy growth. Consumer spending during the period grew slightly faster than its 30-year average, business spending expanded at near double-digit rates, while residential housing demand surged on continued declines in mortgage rates and corporate fundamentals remained strong. Although investor optimism waned in April 2005 as energy prices soared and the stock market relinquished some of its previous gains, economic trends again turned more positive in May 2005 and June 2005 as consumer confidence increased. The stock market rose in May 2005 and remained unchanged in June 2005. Overall, for the six-month period ended June 30, 2005, equities drifted marginally lower.

     Of greatest note, the Federal Reserve Board (the Fed) continued its measured pace of interest rate hikes, raising the fed funds rate in 0.25 percent increments in December 2004, February, March, May, and June 2005, bringing the rate to 3.25 percent at the close of the six-month period ended June 30, 2005. The June 30, 2005, interest rate hike marked the ninth quarter-point increase since June 2004. (The fed funds rate is the interest rate charged by banks with excess reserves at a Federal Reserve Board district bank to other banks needing overnight loans to meet reserve requirements.)

     Longer-term rates, however, were less obliging, actually falling over the six-month period ended June 30, 2005, albeit with considerable volatility along the way. As yields on short-term maturities declined, the bellwether 10-year Treasury note began the period at 4.22 percent, dropped to 3.89 percent in early June 2005, and finished the period at 3.92 percent on June 30, 2005. As the difference between short-term rates and long-term rates diminished, the yield curve flattened. (The yield curve is a graphic representation of short-term versus long-term interest rates.)

     Meanwhile, broad stock indices finished calendar 2004 strong, but stumbled out of the gate in early 2005. By the end of first quarter 2005, the S&P 500(R) Index(1) had declined 2.2 percent, largely reflecting investors' concerns that rising oil and gas prices would hurt economic growth by cutting into corporate profits and dampening consumer spending. Even with an agreement among members of the Organization of Petroleum Exporting Countries (OPEC) to increase oil production, crude oil prices climbed to over $57 per barrel.

     Nonetheless, U.S. housing starts reached their highest reported level in 21 years, and the unemployment rate remained essentially unchanged at 5.1 percent through May 2005, except for a small uptick to 5.4 percent in February 2005. In June 2005, the unemployment rate declined to 5.0 percent.

     By April 2005, the Consumer Price Index (CPI) showed a slight upward bias. (The CPI is a commonly used measure of inflation, which reflects changes in the prices paid by urban consumers for a representative basket of goods and services.) In May 2005, the CPI decreased slightly, but then trended up again in June 2005.

     Also in April 2005, for the third consecutive month, the Consumer Confidence Index (CCI) declined. (Based on a representative sample of 5,000 households, the CCI measures consumer confidence about current business, employment, and economic conditions, as well as their expectations for the next six months.) However, this downward trend was interrupted in May and June 2005, with two consecutive increases in the CCI ending the six-month period on a positive note.

Q: HOW DID THE FUND PERFORM OVER THE FISCAL PERIOD ENDED JUNE 30, 2005?

A: Lord Abbett Series Fund - Large-Cap Core Portfolio returned 3.1 percent since inception (April 29, 2005), reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, during the fiscal period ended June 30, 2005. The fund's benchmark, the Russell 1000(R) Index(2) and the S&P 500(R) Index, returned 4.0 percent and 3.3 percent, respectively, in the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION (APRIL 29,
2005) IS 3.10 PERCENT. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions, but does not include mortality and expense charges, any administrative policy charges, or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges. Certain expenses of the fund have been reimbursed by Lord Abbett; without such reimbursement of expenses, the fund's return would have been lower.

     PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: For the fiscal period ended June 30, 2005, the fund's largest detractor from performance relative to the benchmark was stock selection within the consumer discretionary sector. Two media and entertainment companies fell owing to weak market conditions in advertising. A consumer products manufacturer underperformed as a result of manufacturing and raw materials costs. Stock selection within the healthcare sector was also weak relative to the benchmark. Shares of a large healthcare manufacturer were affected by concerns regarding its acquisition of a company that manufactures and markets therapeutic medical devices for the treatment of cardiovascular and vascular diseases. Also, a global science-based healthcare company declined owing to weak prescription trends.

     Stock selection within the consumer staples sector was the greatest contributor to the fund's performance relative to the benchmark for the fiscal period ended June 30, 2005. Most notably, a supermarket grocery retailer rose due to better-than-expected first quarter earnings and strong sales. In addition, a major drugstore chain continued to rise due to increased sales.

     THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

     A PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT A FUND, INCLUDING ITS INVESTMENT OBJECTIVES, RISKS, CHARGES, AND ONGOING EXPENSES, THAT AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. This popular index includes a representative sample of leading companies in leading industries.

(2) Russell 1000(R) Index: This index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92 percent of the total market capitalization of the Russell 3000(R) Index.

Indices are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the fund's management and the portfolio holdings described in this report are as of June 30, 2005; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the fund, please see the fund's prospectus.

PERFORMANCE: Because of ongoing market volatility, the fund's performance may be subject to substantial fluctuation.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 29, 2005 through June 30, 2005).

     The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

ACTUAL EXPENSES

     The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 4/29/05 - 6/30/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5.0% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5.0% hypothetical example with the 5.0% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                            BEGINNING      ENDING      EXPENSES
                                             ACCOUNT      ACCOUNT    PAID DURING
                                              VALUE        VALUE       PERIOD+
                                              -----        -----       -------
                                                                      4/29/05* -
                                             4/29/05*     6/30/05      6/30/05
                                             --------     -------      -------
Actual                                      $ 1,000.00   $ 1,031.00    $    1.93
Hypothetical (5% Return Before Expenses)    $ 1,000.00   $ 1,006.73    $    1.91

*  Commencement of operations.
+ Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
JUNE 30, 2005

SECTOR                        %*
Auto & Transportation        2.45%
Consumer Discretionary       7.88%
Consumer Staples            10.50%
Financial Services          10.22%
Healthcare                  22.19%
Integrated Oils              4.37%
Materials & Processing       6.07%
Other                        4.36%
Other Energy                 2.54%
Producer Durables            4.09%
Short-Term Investment        8.44%
Technology                  10.60%
Utilities                    6.29%
Total                      100.00%

*  Represents percent of total investments.

SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 2005

                                                             VALUE
INVESTMENTS                                    SHARES        (000)
------------------------------------------------------------------
COMMON STOCKS 94.92%

AGRICULTURE, FISHING & RANCHING 0.67%
Monsanto Co.                                      116   $        7
                                                        ----------

BANKS: NEW YORK CITY 2.02%
Bank of New York Co., Inc. (The)                  384           11
JPMorgan Chase & Co.                              274           10
                                                        ----------
TOTAL                                                           21
                                                        ----------

BANKS: OUTSIDE NEW YORK CITY 2.69%
Bank of America Corp.                             276           12
Mellon Financial Corp.                            164            5
Wachovia Corp.                                    158            8
Wells Fargo & Co.                                  50            3
                                                        ----------
TOTAL                                                           28
                                                        ----------

BEVERAGE: SOFT DRINKS 1.72%
PepsiCo, Inc.                                     326           18
                                                        ----------

BIOTECHNOLOGY RESEARCH & PRODUCTION 5.18%
Baxter Int'l., Inc.                               439           17
Celgene Corp.*                                    299           12
Charles River Laboratories Int'l., Inc.*          210           10
Genzyme Corp.*                                    167           10
ImClone Systems, Inc.*                            167            5
                                                        ----------
TOTAL                                                           54
                                                        ----------

CHEMICALS 1.73%
E.I. du Pont de Nemours & Co.                     170            8
Praxair, Inc.                                     221           10
                                                        ----------
TOTAL                                                           18
                                                        ----------

COMMUNICATIONS TECHNOLOGY 2.59%
Corning, Inc.*                                    363            6
Motorola, Inc.                                    985           18
QUALCOMM, Inc.                                     73            3
                                                        ----------
TOTAL                                                           27
                                                        ----------

COMPUTER SERVICES SOFTWARE & SYSTEMS 3.17%
Adobe Systems, Inc.                               107   $        3
Microsoft Corp.                                 1,010           25
Oracle Corp.*                                     347            5
                                                        ----------
TOTAL                                                           33
                                                        ----------

COMPUTER TECHNOLOGY 2.50%
Dell, Inc.*                                       154            6
EMC Corp.*                                        231            3
Hewlett-Packard Co.                               472           11
Int'l. Business Machines Corp.                     73            6
                                                        ----------
TOTAL                                                           26
                                                        ----------

CONSUMER PRODUCTS 1.92%
Gillette Co. (The)                                245           12
Kimberly-Clark Corp.                              127            8
                                                        ----------
TOTAL                                                           20
                                                        ----------

DIVERSIFIED FINANCIAL SERVICES 1.25%
American Express Co.                               73            4
Citigroup, Inc.                                   206            9
                                                        ----------
TOTAL                                                           13
                                                        ----------

DRUG & GROCERY STORE CHAINS 1.82%
CVS Corp.                                         367           11
Kroger Co. (The)*                                 451            8
                                                        ----------
TOTAL                                                           19
                                                        ----------

DRUGS & PHARMACEUTICALS 14.87%
Abbott Laboratories                                73            3
Bristol-Myers Squibb Co.                          508           13
Cardinal Health, Inc.                              96            5
Gilead Sciences, Inc.*                            221           10
GlaxoSmithKline plc ADR                           245           12
Johnson & Johnson                                 316           20
MedImmune, Inc.*                                  187            5
Merck & Co., Inc.                                 248            8
Novartis AG ADR                                   409           19
Pfizer, Inc.                                      967           27

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                             VALUE
INVESTMENTS                                    SHARES        (000)
------------------------------------------------------------------
Schering-Plough Corp.                             508   $       10
Wyeth                                             519           23
                                                        ----------
TOTAL                                                          155
                                                        ----------

ELECTRICAL EQUIPMENT & COMPONENTS 0.86%
Emerson Electric Co.                              135            9
                                                        ----------

ELECTRONICS: MEDICAL SYSTEMS 0.67%
Medtronic, Inc.                                   140            7
                                                        ----------

ELECTRONICS: SEMI-CONDUCTORS/
COMPONENTS 0.96%
Intel Corp.                                       210            6
Texas Instruments Inc.                            154            4
                                                        ----------
TOTAL                                                           10
                                                        ----------

ELECTRONICS: TECHNOLOGY 1.92%
General Dynamics Corp.                            139           15
Raytheon Co.                                      116            5
                                                        ----------
TOTAL                                                           20
                                                        ----------

ENGINEERING & CONTRACTING SERVICES 0.58%
Fluor Corp.                                       108            6
                                                        ----------

ENTERTAINMENT 1.82%
Viacom, Inc. Class B                              170            5
Walt Disney Co. (The)                             537           14
                                                        ----------
TOTAL                                                           19
                                                        ----------

FERTILIZERS 0.29%
Potash Corp. of Saskatchewan Inc.(a)               31            3
                                                        ----------

FINANCIAL DATA PROCESSING SERVICES &
SYSTEMS 0.96%
Automatic Data Processing, Inc.                   239           10
                                                        ----------

FINANCIAL MISCELLANEOUS 0.29%
Federal Home Loan Mortgage Corp.                   48            3
                                                        ----------

FOODS 3.07%
Campbell Soup Co.                                 273   $        8
H.J. Heinz Co.                                    167            6
Kraft Foods, Inc. Class A                         568           18
                                                        ----------
TOTAL                                                           32
                                                        ----------

GOLD 1.82%
Barrick Gold Corp.(a)                             242            6
Newmont Mining Corp.                              339           13
                                                        ----------
TOTAL                                                           19
                                                        ----------

HEALTH & PERSONAL CARE 0.77%
WellPoint, Inc.*                                  111            8
                                                        ----------

HEALTHCARE MANAGEMENT SERVICES 0.77%
PacifiCare Health Systems, Inc.*                  106            8
                                                        ----------

HOUSEHOLD FURNISHINGS 0.48%
Newell Rubbermaid, Inc.                           223            5
                                                        ----------

IDENTIFICATION CONTROL & FILTER
DEVICES 1.15%
Parker Hannifin Corp.                             197           12
                                                        ----------

INSURANCE: MULTI-LINE 3.36%
Aflac Inc.                                        133            6
American Int'l. Group, Inc.                       170           10
CIGNA Corp.                                        86            9
Hartford Financial Group, Inc. (The)              133           10
                                                        ----------
TOTAL                                                           35
                                                        ----------

MACHINERY: AGRICULTURAL 0.67%
Deere & Co.                                       106            7
                                                        ----------

MACHINERY: CONSTRUCTION & HANDLING 0.77%
Caterpillar Inc.                                   86            8
                                                        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                             VALUE
INVESTMENTS                                    SHARES        (000)
------------------------------------------------------------------
MACHINERY: OIL WELL EQUIPMENT &
SERVICES 2.59%
Baker Hughes Inc.                                 231   $       12
Schlumberger Ltd.(a)                              205           15
                                                        ----------
TOTAL                                                           27
                                                        ----------

MEDICAL & DENTAL INSTRUMENTS &
SUPPLIES 0.77%
Zimmer Holdings, Inc.*                            102            8
                                                        ----------
MISC. CONSUMER STAPLES 0.58%
Diageo plc ADR                                    107            6
                                                        ----------

MULTI-SECTOR COMPANIES 4.51%
General Electric Co.                            1,037           36
Honeywell Int'l., Inc.                            181            7
Tyco Int'l. Ltd.(a)                               155            4
                                                        ----------
TOTAL                                                           47
                                                        ----------

OFFICE FURNITURE & BUSINESS EQUIPMENT 0.77%
Xerox Corp.*                                      606            8
                                                        ----------

OIL: INTEGRATED DOMESTIC 0.58%
ConocoPhillips Co.                                104            6
                                                        ----------

OIL: INTEGRATED INTERNATIONAL 3.93%
Chevron Corp.                                     243           13
Exxon Mobil Corp.                                 481           28
                                                        ----------
TOTAL                                                           41
                                                        ----------

PAPER 1.15%
International Paper Co.                           403           12
                                                        ----------

PUBLISHING: NEWSPAPERS 0.58%
Tribune Co.                                       167            6
                                                        ----------

RAILROADS 1.63%
Canadian National Railway Co.(a)                  132            8
Union Pacific Corp.                               142            9
                                                        ----------
TOTAL                                                           17
                                                        ----------

RETAIL 1.34%
Wal-Mart Stores, Inc.                             283   $       14
                                                        ----------

SERVICES: COMMERCIAL 1.06%
Waste Management, Inc.                            379           11
                                                        ----------

SHOES 0.96%
NIKE, Inc. Class B                                117           10
                                                        ----------

SOAPS & HOUSEHOLD CHEMICALS 3.65%
Clorox Co.                                        106            6
Colgate-Palmolive Co.                             339           17
Procter & Gamble Co. (The)                        284           15
                                                        ----------
TOTAL                                                           38
                                                        ----------

TRANSPORTATION MISCELLANEOUS 0.96%
United Parcel Service, Inc. Class B               140           10
                                                        ----------

UTILITIES: CABLE TV & RADIO 1.34%
Comcast Corp. Class A*                            456           14
                                                        ----------

UTILITIES: ELECTRICAL 2.30%
Ameren Corp.                                       85            5
PG&E Corp.                                        207            8
Progress Energy, Inc.                             140            6
Southern Co.                                      155            5
                                                        ----------
TOTAL                                                           24
                                                        ----------

UTILITIES: TELECOMMUNICATIONS 2.88%
SBC Communications, Inc.                          561           13
Sprint FON Group                                  278            7
Verizon Communications Inc.                       283           10
                                                        ----------
TOTAL                                                           30
                                                        ----------
TOTAL COMMON STOCKS
(Cost $990,007)                                                989
                                                        ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (UNAUDITED)(CONCLUDED)
JUNE 30, 2005

                                            PRINCIPAL
                                               AMOUNT        VALUE
INVESTMENTS                                     (000)        (000)
------------------------------------------------------------------
SHORT-TERM INVESTMENT 8.73%

REPURCHASE AGREEMENT 8.73%

Repurchase Agreement
dated 6/30/2005,
2.45% due 7/1/2005
with State Street
Bank & Trust Co.
collateralized by
$95,000 of Federal
National Mortgage Assoc.
at 3.625% due 3/15/2007;
value: $95,713;
proceeds: $91,156
(Cost $91,150)                             $       91   $       91
                                                        ----------
TOTAL INVESTMENTS IN SECURITIES 103.65%
(Cost $1,081,157)                                       $    1,080
                                                        ==========
LIABILITIES IN EXCESS OF
OTHER ASSETS (3.65%)                                           (38)
                                                        ==========
NET ASSETS 100.00%                                      $    1,042
                                                        ==========

  * Non-income producing security.
(a) Foreign security traded in U.S. dollars.
ADR American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2005

ASSETS:
  Investment in securities, at value (cost $1,081,157)                                  $   1,079,692
  Receivables:
    Interest and dividends                                                                        992
    Investment securities sold                                                                 10,713
    Capital shares sold                                                                         8,074
    From advisor                                                                               22,670
-----------------------------------------------------------------------------------------------------
  TOTAL ASSETS                                                                              1,122,141
-----------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables:
    Investment securities purchased                                                            50,500
    Capital shares reacquired                                                                       9
    Management fee                                                                                468
    Fund administration                                                                            27
    Directors' fees                                                                                95
    To bank                                                                                         3
  Accrued expenses and other liabilities                                                       28,628
-----------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                                            79,730
=====================================================================================================
NET ASSETS                                                                              $   1,042,411
=====================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                         $   1,042,658
Undistributed net investment income                                                             1,012
Accumulated net realized gain on investments                                                      206
Net unrealized depreciation on investments                                                     (1,465)
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                              $   1,042,411
=====================================================================================================
OUTSTANDING SHARES (50 MILLION SHARES OF COMMON STOCK AUTHORIZED, $.001 PAR VALUE)            101,140
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                                            $       10.31
=====================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE PERIOD APRIL 29, 2005* TO JUNE 30, 2005

INVESTMENT INCOME:
Dividends                                                                               $       1,597
Interest                                                                                          446
Foreign withholding tax                                                                            (6)
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                         2,037
-----------------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                                    650
Shareholder servicing                                                                             486
Professional                                                                                   15,236
Reports to shareholders                                                                         3,452
Fund administration                                                                                37
Custody                                                                                         9,370
Directors' fees                                                                                    96
Other                                                                                             213
-----------------------------------------------------------------------------------------------------
Gross expenses                                                                                 29,540
  Expense reductions (See Note 7)                                                                  (2)
  Expenses assumed by advisor (See Note 3)                                                    (28,513)
-----------------------------------------------------------------------------------------------------
NET EXPENSES                                                                                    1,025
-----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                           1,012
=====================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                                                           206
Net change in unrealized appreciation (depreciation) on investments                            (1,465)
=====================================================================================================
NET REALIZED AND UNREALIZED LOSS                                                               (1,259)
=====================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $        (247)
=====================================================================================================

 * Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      APRIL 29, 2005*
                                                                                     TO JUNE 30, 2005
INCREASE IN NET ASSETS                                                                    (UNAUDITED)
OPERATIONS:
Net investment income                                                                   $       1,012
Net realized gain (loss) on investments                                                           206
Net change in unrealized appreciation (depreciation) on investments                            (1,465)
-----------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             (247)
=====================================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                                               1,053,209
Cost of shares reacquired                                                                     (10,551)
-----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS                        1,042,658
=====================================================================================================
NET INCREASE IN NET ASSETS                                                                  1,042,411
=====================================================================================================
NET ASSETS:
Beginning of period                                                                                 -
-----------------------------------------------------------------------------------------------------
END OF PERIOD                                                                           $   1,042,411
=====================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                                                     $       1,012
=====================================================================================================

 * Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                        4/29/2005(c)
                                                                            TO
                                                                         6/30/2005
                                                                        (UNAUDITED)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                   $       10.00
                                                                       =============

Investment operations:
  Net investment income(a)                                                       .02
  Net realized and unrealized gain                                               .29
                                                                       -------------

    Total from investment operations                                             .31
                                                                       -------------
NET ASSET VALUE, END OF PERIOD                                         $       10.31
                                                                       =============

Total Return(b)                                                                 3.10%(d)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions and expenses assumed                    .18%(d)
  Expenses, excluding expense reductions and expenses assumed                   5.26%(d)
  Net investment income                                                          .18%(d)

                                                                        4/29/2005(c)
                                                                            TO
SUPPLEMENTAL DATA:                                                       6/30/2005
------------------------------------------------------------------------------------
  Net assets, end of period (000)                                      $       1,042
  Portfolio turnover rate                                                      10.21%
====================================================================================

(a) Calculated using average shares outstanding during the period.
(b) Total return assumes the reinvestment of all distributions.
(c) Commencement of operations.
(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers Large-Cap Core Portfolio (the "Fund"). The Fund is diversified as defined under the Act. The Fund commenced operations and was capitalized with a $200,000 investment from Lord, Abbett & Co. LLC ("Lord Abbett") on April 29, 2005.

The investment objective of the Fund is growth of capital and growth of income consistent with reasonable risk. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual fund, are generally allocated to the funds within the Company on a pro rata basis.

(f) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord Abbett pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $1 billion            .70%
Next $1 billion             .65%
Over $2 billion             .60%

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

For the period ending December 31, 2005, Lord Abbett has contractually agreed to limit the Fund's other expenses (excluding management fees) to an annualized rate of .40% of average daily net assets.

The Company on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the period ended June 30, 2005, the Fund incurred expenses of $311 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

As of June 30, 2005, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                          $ 1,081,157
---------------------------------------------
Gross unrealized gain                  14,885
Gross unrealized loss                 (16,350)
---------------------------------------------
   Net unrealized security loss   $    (1,465)
=============================================

The difference between book-basis and tax basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the period ended June 30, 2005 are as follows:

PURCHASES          SALES
----------------------------
$  1,048,163       $  58,362

There were no purchases or sales of U.S. Government securities during the period ended June 30, 2005.

6.   DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts had been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONCLUDED)

8.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9.   INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value and growth stocks may perform differently than the market as a whole and differently than each other and other types of stocks, such as small company stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect the Fund's performance.

10.  SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

                                                                    PERIOD ENDED
                                                                   JUNE 30, 2005
                                                                    (UNAUDITED)*
--------------------------------------------------------------------------------
Shares sold                                                              102,170
Shares reacquired                                                         (1,030)
--------------------------------------------------------------------------------
Increase                                                                 101,140
--------------------------------------------------------------------------------

*For the period April 29, 2005 (commencement of operations) to June 30, 2005.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2005 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

APPROVAL OF ADVISORY CONTRACT

At a meeting on March 10, 2005, the Board, including all Directors who are not interested persons, considered whether to approve the management agreement between the Fund and Lord Abbett. The Board received materials relating to the management agreement before the meeting and members had the opportunity to ask questions and request further information in connection with its consideration.

The materials received by the Board included, but were not limited to information on the effective management fee rates and expense ratios for funds with similar objectives and similar size and information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services proposed to be provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel proposed to be providing investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services proposed to be performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the proposed expense ratio of the Fund and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders.

PROFITABILITY. The Board noted that it had considered Lord Abbett's overall profitability at its meetings in December 2004.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees proposed to be paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

In considering whether to approve the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that approval of the management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the management agreement.

[LORD ABBETT(R) LOGO]


   This report when not used for the general
 information of shareholders of the Fund is to
 be distributed only if preceded or accompanied
         by a current Fund Prospectus.
                                                          Lord Abbett Series Fund, Inc.
Lord Abbett Mutual Fund shares are distributed by                Large-Cap Core Portfolio       LASFLCC-3-0605
       LORD ABBETT DISTRIBUTOR LLC                                                                     (08/05)

[LORD ABBETT LOGO]

                                      2005
                                   SEMIANNUAL
                                     REPORT

  LORD ABBETT SERIES FUND
     MID-CAP VALUE PORTFOLIO


  FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005

LORD ABBETT SERIES FUND - MID-CAP VALUE PORTFOLIO
SEMIANNUAL REPORT
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of Lord Abbett Series Fund - Mid-Cap Value Portfolio's strategies and performance for the six-month period ended June 30, 2005. On this and the following pages, we discuss the major factors that influenced performance.

    Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q:  WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: For most of the six-month period ended June 30, 2005, the U.S. economy showed signs of healthy growth. Consumer spending during the period grew slightly faster than its 30-year average, business spending expanded at near double-digit rates, while residential housing demand surged on continued declines in mortgage rates and corporate fundamentals remained strong. Although investor optimism waned in April 2005 as energy prices soared and the stock market relinquished some of its previous gains, economic trends again turned more positive in May 2005 and June 2005 as consumer confidence increased. The stock market rose in May 2005 and remained unchanged in June 2005. Overall, for the six-month period ended June 30, 2005, equities drifted marginally lower.

    Of greatest note, the Federal Reserve Board (the Fed) continued its measured pace of interest rate hikes, raising the fed funds rate in 0.25 percent increments in December 2004, February, March, May, and June 2005, bringing the rate to 3.25 percent at the close of the six-month period ended June 30, 2005. The June 30, 2005, interest rate hike marked the ninth quarter-point increase since June 2004. (The fed funds rate is the interest rate charged by banks with excess reserves at a Federal Reserve Board district bank to other banks needing overnight loans to meet reserve requirements.)

    Longer-term rates, however, were less obliging, actually falling over the six-month period ended June 30, 2005, albeit with considerable volatility along the way. As yields on short-term maturities declined, the bellwether 10-year Treasury note began the period at 4.22 percent, dropped to 3.89 percent in early June 2005, and finished the period at 3.92 percent on June 30, 2005. As the difference between short-term rates and long-term rates diminished, the yield curve flattened. (The yield curve is a graphic representation of short-term versus long-term interest rates.)

    Meanwhile, broad stock indices finished calendar 2004 strong, but stumbled out of the gate in early 2005. By the end of first quarter 2005, the S&P 500(R) Index(1) had declined 2.2 percent, largely reflecting investors' concerns that rising oil and gas prices would hurt economic growth by cutting into corporate profits and dampening consumer spending. Even with an agreement among members of the Organization of Petroleum Exporting Countries (OPEC) to increase oil production, crude oil prices climbed to over $57 per barrel.

    Nonetheless, U.S. housing starts reached their highest reported level in 21 years, and the unemployment rate remained essentially unchanged at 5.1 percent through May 2005, except for a small uptick to 5.4 percent in February 2005. In June 2005, the unemployment rate declined to 5.0 percent.

    By April 2005, the Consumer Price Index (CPI) showed a slight upward bias. (The CPI is a commonly used measure of inflation, which reflects changes in the prices paid by urban consumers for a representative basket of goods and services.) In May 2005, the CPI decreased slightly, but then trended up again in June 2005.

    Also in April 2005, for the third consecutive month, the Consumer Confidence Index (CCI) declined. (Based on a representative sample of 5,000 households, the CCI measures consumer confidence about current business, employment, and economic conditions, as well as their expectations for the next six months.) However, this downward trend was interrupted in May and June 2005, with two consecutive increases in the CCI ending the six-month period on a positive note.

Q:  HOW DID THE FUND PERFORM OVER THE SIX-MONTH PERIOD ENDED JUNE 30, 2005?

A: Lord Abbett Series Fund - Mid-Cap Value Portfolio returned 2.1 percent, reflecting performance at the net asset value (NAV) of Class VC shares, with all distributions reinvested, during the six-month period ended June 30, 2005. The fund's benchmark, the Russell Midcap(R) Value Index,(2) returned 5.5 percent in the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2005,
ARE: 1 YEAR: 15.92 PERCENT, 5 YEARS: 14.63 PERCENT, AND SINCE INCEPTION (SEPTEMBER 15, 1999): 15.61 PERCENT. This reflects the percentage change in NAV for Class VC shares and includes the reinvestment of all distributions, but does not include mortality and expense charges, any administrative policy charges, or any deferred sales charges specific to any variable insurance product. Total returns would be significantly lower with the inclusion of variable insurance contract charges. Certain expenses of the fund have been reimbursed by Lord Abbett; without such reimbursement, the fund's returns would have been lower.

    PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q:  WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: An overweight position within the materials and processing sector was the largest detractor to fund performance relative to the benchmark for the six-month period ended June 30, 2005. The materials and processing sector includes producers and processors of manufacturing materials, such as paper, chemicals, forest products, and packaging. Since these stocks tend to be economically sensitive, the sector was hurt by increased concerns about an overall economic slowdown during the six-month period ended June 30, 2005. The largest underperformer was a packaging holding that specializes in the production of aluminum beverage cans, which suffered owing to declining demand. Stock selection within the technology sector also took away from performance relative to the benchmark. A global supplier of communication systems, applications, and services disappointed based on slowing sales and difficulties with the integration of a recent European acquisition.

    An overweight position within the other energy sector was the largest contributor to fund performance. Other energy includes natural gas and oil service companies. All holdings within this sector reported strong performance for the six-month period ended June 30, 2005, owing to strong fundamentals and favorable supply versus demand dynamics. The fund's underweight position in the generally poor-performing financial services sector helped performance relative to the benchmark. The fund was particularly underweight in banks, where fundamentals and valuations were unfavorable.

    THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND WEIGHTINGS OF A PARTICULAR ISSUER OR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

    A PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT A FUND, INCLUDING ITS INVESTMENT OBJECTIVES, RISKS, CHARGES, AND ONGOING EXPENSES, THAT AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

(2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks also are members of the Russell 1000(R) Value index.

Indices are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the fund's management and the portfolio holdings described in this report are as of June 30, 2005; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the fund, please see the fund's prospectus.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

EXPENSE EXAMPLE

    As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund's services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 through June 30, 2005).

    The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

ACTUAL EXPENSES

    The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 1/1/05 - 6/30/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5.0% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5.0% hypothetical example with the 5.0% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             BEGINNING     ENDING      EXPENSES
                                              ACCOUNT      ACCOUNT    PAID DURING
                                               VALUE        VALUE       PERIOD+
                                               -----        -----     -----------
                                                                        1/1/05 -
                                              1/1/05       6/30/05      6/30/05
                                              ------       -------    -----------
Actual                                      $  1,000.00   $ 1,021.20    $   2.51
Hypothetical (5% Return Before Expenses)    $  1,000.00   $ 1,019.34    $   5.51

+ Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
JUNE 30, 2005

SECTOR                          %*
Consumer Discretionary        18.49%
Consumer Staples               4.29%
Energy                         8.07%
Financials                    12.65%
Healthcare                     7.02%
Industrials                   11.49%
Information Technology         6.72%
Materials                     17.43%
Short-Term Investment          4.94%
Telecommunication Services     1.47%
Utilities                      7.43%
Total                        100.00%

*  Represents percent of total investments.

SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 2005

                                                                           VALUE
INVESTMENTS                                                SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS 95.26%

AUTO COMPONENTS 1.74%
Dana Corp.                                              1,203,400   $     18,063
                                                                    ------------

CHEMICALS 9.30%
Crompton Corp.*                                         1,047,500         14,822
Eastman Chemical Co.                                      475,300         26,213
Monsanto Co.                                              314,000         19,741
Mosaic Co. (The)*                                       1,165,900         18,141
Potash Corp. of
Saskatchewan, Inc.(a)                                     185,200         17,702
                                                                    ------------
TOTAL                                                                     96,619
                                                                    ------------

COMMERCIAL SERVICES & SUPPLIES 3.26%
R.R. Donnelley &
Sons Co.                                                  619,489         21,378
Sabre Holdings Corp.
Class A                                                   626,300         12,495
                                                                    ------------
TOTAL                                                                     33,873
                                                                    ------------

COMMUNICATIONS EQUIPMENT 1.58%
ADC
Telecommunications, Inc.*                                  83,900          1,827
Avaya, Inc.*                                            1,148,600          9,556
Tellabs, Inc.*                                            581,423          5,058
                                                                    ------------
TOTAL                                                                     16,441
                                                                    ------------

CONTAINERS & PACKAGING 3.58%
Ball Corp.                                                465,100         16,725
Pactiv Corp.*                                             947,800         20,454
                                                                    ------------
TOTAL                                                                     37,179
                                                                    ------------

DIVERSIFIED TELECOMMUNICATION SERVICES 1.47%
CenturyTel, Inc.                                          319,700         11,071
PanAmSat Holding Corp.                                    204,400          4,192
                                                                    ------------
TOTAL                                                                     15,263
                                                                    ------------

ELECTRIC UTILITIES 5.34%
Ameren Corp.                                              371,800         20,561
CMS Energy Corp.*                                       1,060,700         15,974
Northeast Utilities                                       680,300   $     14,191
Puget Energy, Inc.                                        202,300          4,730
                                                                    ------------
TOTAL                                                                     55,456
                                                                    ------------

ENERGY EQUIPMENT & SERVICES 5.84%
GlobalSantaFe Corp.                                       537,700         21,938
Halliburton Co.                                           464,500         22,213
Pride Int'l., Inc.*                                       641,600         16,489
                                                                    ------------
TOTAL                                                                     60,640
                                                                    ------------

FOOD & STAPLES RETAILING 1.49%
Albertson's, Inc.                                         225,200          4,657
Safeway, Inc.                                             320,200          7,233
SUPERVALU Inc.                                            110,300          3,597
                                                                    ------------
TOTAL                                                                     15,487
                                                                    ------------

FOOD PRODUCTS 2.81%
Archer Daniels
Midland Co.                                               796,615         17,032
Dean Foods Co.*                                           297,300         10,477
TreeHouse Foods, Inc.*                                     59,460          1,695
                                                                    ------------
TOTAL                                                                     29,204
                                                                    ------------

GAS UTILITIES 2.11%
NiSource, Inc.                                            706,700         17,477
Southwest Gas Corp.                                       173,000          4,413
                                                                    ------------
TOTAL                                                                     21,890
                                                                    ------------

HEALTHCARE EQUIPMENT & SUPPLIES 1.97%
Bausch & Lomb, Inc.                                       247,000         20,501
                                                                    ------------

HEALTHCARE PROVIDERS & SERVICES 2.04%
Aetna, Inc.                                               255,600         21,169
                                                                    ------------

HOTELS, RESTAURANTS & LEISURE 1.70%
Brinker Int'l., Inc.*                                     306,100         12,259
Yum! Brands, Inc.                                         103,800          5,406
                                                                    ------------
TOTAL                                                                     17,665
                                                                    ------------

HOUSEHOLD DURABLES 5.52%
American Greetings Corp.                                  440,800         11,681
Leggett & Platt, Inc.                                     442,300         11,756

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2005

                                                                           VALUE
INVESTMENTS                                                SHARES          (000)
--------------------------------------------------------------------------------
Newell Rubbermaid, Inc.                                   478,800   $     11,415
Snap-on Inc.                                              496,500         17,030
Tupperware Corp.                                          233,300          5,452
                                                                    ------------
TOTAL                                                                     57,334
                                                                    ------------

INDUSTRIAL CONGLOMERATES 1.49%
Hubbell, Inc.                                             352,100         15,528
                                                                    ------------

INSURANCE 9.98%
ACE Ltd.(a)                                                71,600          3,211
Conseco, Inc.*                                            633,600         13,825
Everest Re Group, Ltd.(a)                                 197,100         18,331
Lincoln National Corp.                                    101,400          4,758
PartnerRe Ltd.(a)                                         264,900         17,065
PMI Group, Inc.                                           328,400         12,801
Safeco Corp.                                              348,400         18,932
XL Capital Ltd. Class A(a)                                197,800         14,720
                                                                    ------------
TOTAL                                                                    103,643
                                                                    ------------

IT SERVICES 0.90%
Computer Sciences
Corp.*                                                    215,200          9,404
                                                                    ------------

LEISURE EQUIPMENT & PRODUCTS 1.87%
Foot Locker, Inc.                                         713,900         19,432
                                                                    ------------

MACHINERY 3.19%
CNH Global N.V.(a)                                        243,040          4,591
Cummins, Inc.                                             181,000         13,504
Timken Co. (The)                                          653,100         15,087
                                                                    ------------
TOTAL                                                                     33,182
                                                                    ------------

MEDIA 3.97%
Interpublic Group of
Cos., Inc. (The)*                                       1,442,700         17,572
R.H. Donnelley Corp.*                                     185,700         11,510
Westwood One, Inc.                                        593,600         12,127
                                                                    ------------
TOTAL                                                                     41,209
                                                                    ------------

MULTI-LINE RETAIL 1.98%
Federated Department
Stores Inc.                                               103,700   $      7,599
May Department
Stores Co.                                                322,000         12,932
                                                                    ------------
TOTAL                                                                     20,531
                                                                    ------------

OIL & GAS 2.26%
EOG Resources, Inc.                                       412,500         23,430
                                                                    ------------

PAPER & FOREST PRODUCTS 4.59%
Bowater Inc.                                              365,400         11,828
Georgia-Pacific Corp.                                     652,858         20,761
MeadWestvaco Corp.                                        538,000         15,085
                                                                    ------------
TOTAL                                                                     47,674
                                                                    ------------

PHARMACEUTICALS 3.02%
King Pharmaceuticals,
Inc.*                                                   1,645,900         17,150
Mylan Laboratories, Inc.                                  741,150         14,260
                                                                    ------------
TOTAL                                                                     31,410
                                                                    ------------

REAL ESTATE INVESTMENT TRUSTS 2.71%
Health Care Property
Investors, Inc.                                           135,700          3,669
Healthcare Realty
Trust, Inc.                                               173,700          6,707
Host Marriott Corp.                                     1,013,300         17,733
                                                                    ------------
TOTAL                                                                     28,109
                                                                    ------------

SOFTWARE 4.24%
Cadence Design
Systems, Inc.*                                          1,111,100         15,178
McAfee, Inc.*                                             681,000         17,828
Sybase, Inc.*                                             604,100         11,085
                                                                    ------------
TOTAL                                                                     44,091
                                                                    ------------

SPECIALTY RETAIL 0.86%
OfficeMax, Inc.                                           301,900          8,988
                                                                    ------------

TEXTILES & APPAREL 0.89%
Tommy Hilfiger Corp.*(a)                                  671,100          9,234
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (UNAUDITED)(CONCLUDED)
JUNE 30, 2005

                                                                           VALUE
INVESTMENTS                                                SHARES          (000)
--------------------------------------------------------------------------------
TRADING COMPANIES &
DISTRIBUTORS 3.56%
Genuine Parts Co.                                         514,100   $     21,124
W.W. Grainger, Inc.                                       290,000         15,889
                                                                    ------------
TOTAL                                                                     37,013
                                                                    ------------
TOTAL COMMON STOCKS
(Cost $824,179,137)                                                      989,662
                                                                    ============

                                                        PRINCIPAL
                                                           AMOUNT
                                                            (000)
                                                        ---------
SHORT-TERM INVESTMENT 4.95%

REPURCHASE AGREEMENT 4.95%
Repurchase Agreement
dated 6/30/2005,
2.45% due 7/1/2005
with State Street
Bank & Trust Co.
collateralized by
$51,650,000 of Federal
Home Loan Mortgage at
zero coupon due
8/31/2005 and 9/20/2005
and $1,150,000 of Federal
National Mortgage Assoc.
at zero coupon
due 12/5/2005; value:
$52,439,881;
proceeds: $51,410,674
(Cost $51,407,175)                                      $  51,407         51,407
                                                                    ============
TOTAL INVESTMENTS IN
SECURITIES 100.21%
(Cost $875,586,312)                                                    1,041,069
                                                                    ============
LIABILITES IN EXCESS OF OTHER
ASSETS (0.21%)                                                            (2,155)
                                                                    ------------
NET ASSETS 100.00%                                                  $  1,038,914
                                                                    ============

 *  Non-income producing security.
(a) Foreign security traded in U.S. dollars.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2005

ASSETS:
  Investment in securities, at value (cost $875,586,312)                                     $  1,041,069,417
  Receivables:
    Interest and dividends                                                                          1,109,690
    Capital shares sold                                                                             1,846,864
  Prepaid expenses and other assets                                                                     1,227
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS                                                                                  1,044,027,198
=============================================================================================================
LIABILITIES:
  Payables:
    Investment securities purchased                                                                 3,227,665
    Capital shares reacquired                                                                         922,709
    Management fee                                                                                    613,963
    Fund administration                                                                                32,837
    Directors' fees                                                                                    22,745
  Accrued expenses and other liabilities                                                              293,653
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                                                 5,113,572
=============================================================================================================
NET ASSETS                                                                                   $  1,038,913,626
=============================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                              $    837,747,972
Undistributed net investment income                                                                 2,631,396
Accumulated net realized gain on investments                                                       33,051,153
Net unrealized appreciation on investments                                                        165,483,105
-------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                   $  1,038,913,626
=============================================================================================================
OUTSTANDING SHARES (200 MILLION SHARES OF COMMON STOCK AUTHORIZED, $.001 PAR VALUE)                48,933,307
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY OUTSTANDING SHARES)                                                 $          21.23
=============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2005

INVESTMENT INCOME:
Dividends                                                                                    $      6,975,155
Interest                                                                                              517,939
Securities lending-net                                                                                    561
Foreign withholding tax                                                                               (17,272)
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                             7,476,383
-------------------------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                                      3,407,287
Shareholder servicing                                                                               1,274,249
Professional                                                                                           25,755
Reports to shareholders                                                                                32,504
Fund administration                                                                                   181,722
Custody                                                                                                36,277
Directors' fees                                                                                        27,247
Registration                                                                                              238
Other                                                                                                   3,209
-------------------------------------------------------------------------------------------------------------
Gross expenses                                                                                      4,988,488
  Expense reductions (See Note 7)                                                                      (7,242)
-------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                                        4,981,246
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                               2,495,137
=============================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                                                            20,632,479
Net change in unrealized appreciation (depreciation) on investments                                 6,559,645
=============================================================================================================
NET REALIZED AND UNREALIZED GAIN                                                                   27,192,124
=============================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $     29,687,261
=============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              FOR THE SIX MONTHS
                                                                             ENDED JUNE 30, 2005     FOR THE YEAR ENDED
INCREASE IN NET ASSETS                                                               (UNAUDITED)      DECEMBER 31, 2004
OPERATIONS:
Net investment income                                                           $      2,495,137       $      2,576,668
Net realized gain (loss) on investments                                               20,632,479             27,152,592
Net increase from payment by an affiliate and
  net gains (losses) realized on the disposal of investments
  in violation of investment restriction (See Note 3)                                          -                  5,274
Net change in unrealized appreciation (depreciation) on investments                    6,559,645            105,385,163
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  29,687,261            135,119,697
=======================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                          -             (2,188,971)
Net realized gain                                                                              -            (11,151,026)
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                            -            (13,339,997)
=======================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                                        216,621,105            384,434,024
Net proceeds in connection with acquisition of
  Phoenix - Lord Abbett Mid-Cap Value Series                                          29,922,414                      -
Reinvestment of distributions                                                                  -             13,339,997
Cost of shares reacquired                                                            (71,745,046)           (56,732,354)
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM CAPITAL SHARE TRANSACTIONS                                                    174,798,473            341,041,667
=======================================================================================================================
NET INCREASE IN NET ASSETS                                                           204,485,734            462,821,367
=======================================================================================================================
NET ASSETS:
Beginning of period                                                                  834,427,892            371,606,525
-----------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                                   $  1,038,913,626       $    834,427,892
=======================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                                             $      2,631,396       $        136,259
=======================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                           SIX MONTHS
                                              ENDED                                  YEAR ENDED 12/31
                                             6/30/05         -----------------------------------------------------------------
                                           (UNAUDITED)         2004           2003         2002          2001          2000
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE,
  BEGINNING OF PERIOD                      $     20.79       $   17.04     $   13.86     $   15.45     $   14.38     $    9.87
                                           ===========       =========     =========     =========     =========     =========
Investment operations:
  Net investment income(a)                         .06             .09           .11           .14           .13           .26
  Net increase from payment
    by an affiliate and net
    gains (losses) realized on
    the disposal of investments
    in violation of investment
    restriction                                      -               -(c)          -             -             -             -
  Net realized and unrealized
    gain (loss)                                    .38            4.01          3.32         (1.65)         1.03          4.80
                                           -----------       ---------     ---------     ---------     ---------     ---------
    Total from investment
      operations                                   .44            4.10          3.43         (1.51)         1.16          5.06
                                           -----------       ---------     ---------     ---------     ---------     ---------
Distributions to shareholders from:
  Net investment income                              -            (.06)         (.08)         (.08)         (.05)         (.11)
  Net realized gain                                  -            (.29)         (.17)            -          (.04)         (.44)
                                           -----------       ---------     ---------     ---------     ---------     ---------
    Total distributions                              -            (.35)         (.25)         (.08)         (.09)         (.55)
                                           -----------       ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD             $     21.23       $   20.79     $   17.04     $   13.86     $   15.45     $   14.38
                                           ===========       =========     =========     =========     =========     =========
Total Return(b)                                   2.12%(e)       24.04%(d)     24.75%        (9.78)%        8.05%        52.45%
RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense
    reductions and expenses
    assumed                                        .54%(e)        1.17%         1.08%         1.11%          .99%            -
  Expenses, excluding expense
    reductions and expenses
    assumed                                        .54%(e)        1.17%         1.08%         1.16%         1.20%         1.56%
  Net investment income                            .27%(e)         .46%          .75%          .95%          .88%         2.11%

                                           SIX MONTHS
                                              ENDED                                  YEAR ENDED 12/31
                                             6/30/05         -----------------------------------------------------------------
                                           (UNAUDITED)         2004          2003          2002          2001          2000
------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
  Net assets, end of period (000)          $ 1,038,914       $ 834,428     $ 371,607     $ 145,827     $  35,386     $   3,578
  Portfolio turnover rate                         6.76%          17.61%        15.38%        21.84%        27.83%        56.42%

(a) Calculated using average shares outstanding during the period.
(b) Total return assumes the reinvestment of all distributions.
(c) Amount is less than $.01.
(d) The effect of payment from an affiliate for violation of investment restriction on total return is less than .01%.
(e) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  ORGANIZATION

Lord Abbett Series Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company, incorporated under Maryland law in 1989. The Company consists of eight separate portfolios. This report covers the Mid-Cap Value Portfolio (the "Fund"). The Fund is diversified as defined under the Act.

The investment objective of the Fund is capital appreciation. The Fund offers Variable Contract class shares ("Class VC Shares") which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts issued by life insurance and insurance-related companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis.

(f) SECURITIES LENDING-The Fund may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S. Government securities in an amout at least equal to 102% of the market value of the domestic securities loaned (105% in the case of foreign securities loaned) as determined at the close of business on the preceding business day. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults. At their October 21, 2004 meeting, the Board of Directors voted to discontinue, as soon as practicable, the Fund's securities lending program.

(g) REPURCHASE AGREEMENTS-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on the Fund's average daily net assets at an annual rate of .75%.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the Fund's average daily net asset value ("NAV") of the Class VC Shares held in the insurance company's separate account to service and maintain the Variable Contract owners' accounts. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. For the six months ended June 30, 2005, the Fund incurred expenses of $1,253,544 for such services arrangements, which have been included in Shareholder Servicing Expense on the Statement of Operations.

One Director and certain of the Company's officers have an interest in Lord Abbett.

4.  DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, If any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the six months ended June 30, 2005 and for the fiscal year ended December 31, 2004 are as follows:

                                         SIX MONTHS
                                    ENDED 6/30/2005      YEAR ENDED
                                        (UNAUDITED)      12/31/2004
-------------------------------------------------------------------
Distributions paid from:
Ordinary income                       $           -    $  2,188,971
Net long-term capital gains                       -      11,151,026
-------------------------------------------------------------------
   Total distributions paid           $           -    $ 13,339,997
===================================================================

As of June 30, 2005, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                             $  875,981,278
---------------------------------------------------
Gross unrealized gain                   179,848,235
Gross unrealized loss                   (14,760,096)
---------------------------------------------------
   Net unrealized security gain      $  165,088,139
===================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2005 are as follows:

PURCHASES           SALES
--------------------------------
$ 204,000,242       $ 59,263,690

There were no purchases or sales of U.S. Government securities for the six months ended June 30, 2005.

As of June 30, 2005, there are no securities on loan. In connection with the securities lending program, State Street Bank & Trust Company ("SSB") received fees of $240 for the six months ended June 30, 2005, which is netted against Securities Lending Income on the Statement of Operations.

6.  DIRECTORS' REMUNERATION

The Company's officers and the one Director who is associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts had been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' Fees on the Statement of Operations and in Directors' Fees Payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7.  EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.  CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

9.  INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect the Fund's performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

                                                          SIX MONTHS
                                                 ENDED JUNE 30, 2005             YEAR ENDED
                                                         (UNAUDITED)      DECEMBER 31, 2004
-------------------------------------------------------------------------------------------
Shares sold                                               10,768,356             20,742,077
Shares issued in reorganization (See Note 11)              1,515,826                      -
Reinvestment of distributions                                      -                648,516
Shares reacquired                                         (3,487,618)            (3,062,999)
-------------------------------------------------------------------------------------------
Increase                                                   8,796,564             18,327,594
-------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONCLUDED)

11. REORGANIZATION

After the close of business on April 29, 2005, the Fund acquired the net assets of the Phoenix-Lord Abbett Mid-Cap Value Series pursuant to a plan of reorganization approved by Phoenix-Lord Abbett Mid-Cap Value Series shareholders on April 12, 2005. The acquisition was accomplished by a tax-free exchange of 1,515,826 shares (valued at $29,922,414) of the Fund and 2,115,079 shares of Phoenix-Lord Abbett Mid-Cap Value Series outstanding on April 29, 2005. Phoenix-Lord Abbett Mid-Cap Value Series' net assets at that date, including $3,926,421 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund and Phoenix-Lord Abbett Mid-Cap Value Series immediately before the acquisition were $895,257,168 and $29,922,414, respectively. The aggregate net assets of the Fund immediately after the acquisition were $925,179,582.

12. SUBSEQUENT EVENT

Effective at the close of business on July 29, 2005, shares of the Fund will no longer be available for purchase by most new investors. Certain variable contract products may continue to purchase shares if they select the Fund as a variable contract product option prior to October 1, 2005. The Fund will continue to be available for purchase by existing investors. Investors should note, however, that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2005 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; or (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Company is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters ending on or after July 9, 2004. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by
(i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

APPROVAL OF ADVISORY CONTRACT

At a meeting on December 9, 2004, the Board, including all Directors who are not interested persons, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration.

The materials received by the Board as to the Fund included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2004, (2) information on the effective management fee rates and expense ratios for funds with similar objectives and similar size (the "peer group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, (7) information regarding the personnel and other resources devoted by Lord Abbett to managing each Portfolio.

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the Fund's performance was in the first quintile of its performance universe for the nine-month period, in the third quintile for the one-year period, in the fifth quintile for the three-year period, and in the first quintile for the five-year period. The Board also noted that the Fund's performance was below that of the Lipper Mid-Cap Value Index for the three-year period, but above that of the Index for all other periods.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratio of the Fund and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees were approximately three basis points above the median of the peer group, and the actual management and administrative services fees were approximately four basis points above the median. The Board also noted that the total expense ratio of the Fund was approximately eight basis points above the median of the peer group.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

[LORD ABBETT(R) LOGO]


    This report when not used for the general information of shareholders of the Fund is to be distributed only if preceded or accompanied by a current Fund Prospectus.

Lord Abbett Mutual Fund shares are distributed by        Lord Abbett Series Fund, Inc.            LASFMCV-3-0605
           LORD ABBETT DISTRIBUTOR LLC                          Mid-Cap Value Portfolio                  (08/05)

ITEM 2:         CODE OF ETHICS.
                Not applicable

ITEM 3:         AUDIT COMMITTEE FINANCIAL EXPERT.
                Not applicable.

ITEM 4:         PRINCIPAL ACCOUNTANT FEES AND SERVICES.
                  Not applicable.

ITEM 5:         AUDIT COMMITTEE OF LISTED REGISTRANTS.
                  Not applicable.

ITEM 6:         SCHEDULE OF INVESTMENTS.
                  Not applicable.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
                  Not applicable.

ITEM 8:         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
                COMPANIES.
                  Not applicable.

ITEM 9: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
                  Not applicable.

ITEM 10:        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
                Not Applicable.

ITEM 11:        CONTROLS AND PROCEDURES.

         (a) Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

         (b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company

                Act of 1940) that occurred during the Registrant's second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12:        EXHIBITS.

         (a)(1)  Amendments to Code of Ethics - Not applicable.

         (a)(2) Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

         (a)(3) Certification of each principal executive officer and principal financial officer of the Registrant as required by
                  Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    Lord Abbett Series Fund, Inc.


                                    /s/ Robert S. Dow
                                    -------------------
                                    Robert S. Dow
                                    Chief Executive Officer,
                                    Chairman and President


                                    /s/ Joan A. Binstock
                                    --------------------
                                    Joan A. Binstock
                                    Chief Financial Officer and Vice President


Date: August 15, 2005

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                                    Lord Abbett Series Fund, Inc.


                                    /s/ Robert S. Dow
                                    --------------------
                                    Robert S. Dow
                                    Chief Executive Officer,
                                    Chairman and President


                                    /s/ Joan A. Binstock
                                    ----------------------
                                    Joan A. Binstock
                                    Chief Financial Officer and Vice President


Date: August 15, 2005